UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Health Care Reimagined.
2026 Proxy Statement

Executive Chairman Message.
April 22, 2026
Dear agilon health Stockholder:
agilon health’s mission is clear and enduring: to empower community-based primary care physicians to deliver better care for seniors while creating sustainable, long-term value for all stakeholders. As we reflect on our progress and look ahead, we are encouraged by the strength of our Total Care Model, the execution of our transformation initiatives, and the expanding opportunity within Medicare Advantage and value-based care.
The power of our Total Care Model
At the core of agilon’s strategy is our Total Care Model, which aligns physicians, payors and patients around better outcomes and lower total cost of care. By combining local
On behalf of our Board
of Directors and the
entire agilon team, thank
you for your continued
trust and support as we
empower physicians to
deliver better care for
seniors and build long-
term value.
physician leadership with advanced clinical and operational capabilities, we have established a platform that supports consistent performance across diverse markets and enables our partners to focus on what matters most: providing high-quality, coordinated care for seniors.
Our clinical pathway programs — designed to reimagine how we deliver end-to-end care for certain chronic conditions such as heart failure — are playing an important role in our model. Since launching the heart failure pathway in 2025, we have seen early encouraging indicators of improvement in both patient outcomes and cost. In 2026, we are expanding our pilot pathway programs in chronic obstructive pulmonary disease (COPD) and dementia, which we believe have the potential to provide additional benefits for patients and agilon.
We have also continued to focus on our quality performance and closing gaps in care. This past October, the Centers for Medicare & Medicaid Services (CMS) released its 2026 Stars ratings, which will impact 2027. Approximately 75% of patients on the agilon platform are expected to be in 4+ STAR plans, an increase from 71% in the 2026 payment year and above the overall Medicare Advantage market of 65%. For the 2026 STAR ratings, agilon achieved a consolidated average of 4.2 Stars across our markets, which we believe supports improved payor economics more closely aligned with agilon's strong quality performance.
Palliative care — which proactively supports patients with advanced illness, such as late-
stage heart failure, metastatic cancer or significant multi-morbidity — is another core extension of our Total Care Model. Representing a small subset of our population, our palliative care program has expanded steadily over the last year, improving quality of life and care coordination while helping reduce avoidable late-stage utilization, particularly inpatient admissions and emergency care. Most importantly, patients and their families have clearer goal-of-care discussions, more coordinated support and high satisfaction with the program, which has a Net Promotor Score of +88. This is designed to support quality outcomes and physician satisfaction, which are both critical to our long-term success.
Executing our transformation initiatives
Over the past year, we have focused on disciplined execution to strengthen our foundation and drive improved, sustainable performance over time. Priorities include:
•enhanced clinical and financial analytics that allow earlier identification, diagnosis and intervention of high-risk conditions;
•disciplined contracting with payors to better reflect the reality of today’s environment, care costs and plan-initiated decisions;

•improved medical cost management;
•operational efficiency; and
•continued investment in talent, technology and practice enablement capabilities.
Our expanding opportunity in value-based care
The need for our model has remained compelling. Physicians and payors recognize the value we bring, while demographic trends, rising care complexity and continued affordability pressures reinforce the importance of physician-led, value-based care. Our focus remains on what we can control: executing our model, supporting physicians and managing risk prudently.
We believe agilon’s scale and durability of our platform — together with our physician partner practices, including approximately 2,300 primary care physicians — position us to play a meaningful role in this transformation.
We are also encouraged by the continued performance of our Accountable Care Organizations (ACO) operating within the
ACO Realizing Equity, Access, and Community Health (REACH) model, where several of our physician partners continue to deliver strong quality outcomes while managing total cost of care for traditional Medicare beneficiaries. These results support our belief in the clinical rigor and scalability of our approach.
Board and stockholder engagement
Our Board remains actively engaged in overseeing the Company’s strategy, leadership and governance. Following last year’s executive leadership transition, the Board established an Office of the Executive Chairman to maintain continuity and support execution while conducting a search for a permanent chief executive officer. I have confidence in the leadership team guiding the Company during this period and in the governance framework supporting agilon’s long-term success.
As Executive Chairman, and as someone who has been closely involved with agilon since its founding, I remain confident in the Company’s purpose and potential. Seniors deserve better care. Communities benefit when health care is delivered locally, thoughtfully and with accountability. agilon is well positioned to help make that possible.
We encourage you to review the accompanying proxy statement and to participate in agilon’s upcoming Annual Meeting of
Stockholders on June 2, 2026. On behalf of the Board of Directors and the entire agilon team, thank you for your continued
trust and support.
Sincerely,
Ronald Williams
Executive Chairman
agilon health, inc.

Notice of Annual
Meeting of Stockholders.
To the stockholders of agilon health, inc.:
DATE
Tuesday,
June 2, 2026
TIME
12:00 p.m.,
Eastern Time
LOCATION
www.virtualshare
holdermeeting.com/
AGL2026
Notice is hereby given of the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of
agilon health, inc. (the “Company" or "agilon").
AGENDA
At the meeting, stockholders will consider and vote on the following matters:

1	Election of three Class II directors for a three-year term ending at the 2029 Annual Meeting of Stockholders

2	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026

3	Advisory vote to approve the compensation paid to the Company’s named executive officers

Stockholders will also be asked to transact such other business as may properly come before the Annual Meeting or any reconvened meeting following any adjournment or postponement
The Company hosts its
Annual Meeting virtually
to expand access to the
meeting, improve
communications and
lower the cost to
stockholders, the
Company and the
environment.
The Company believes
that the virtual Annual
Meeting should enable
increased stockholder
participation from
locations around
the world.
thereof.
The Board of Directors of agilon health, inc. (the "Board") recommends that you vote “FOR”
the election of each of the nominees named in Proposal 1 of this proxy statement and “FOR”
each of Proposals 2 and 3. Information about the matters to be acted upon at the Annual
Meeting is contained in the accompanying proxy statement.
Please refer to the Proxy Statement Summary on page 1 for instructions on how to vote your shares.
All stockholders shall receive these materials via the Internet rather than in paper form. This delivery process will lower the costs of printing and distribution of proxy materials and reduce environmental impact, without impacting stockholders’ timely access to this important information. Accordingly, stockholders of record at the close of business on April 8, 2026 will receive a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”)
and may vote at the Annual Meeting. Such stockholders will also receive notice of any postponements or adjournments of the meeting. The Notice of Internet Availability is being distributed to stockholders on or about April 22, 2026.

Table of Contents.

1	Proxy Statement Summary

5	The Board of Directors

12	Corporate Governance

19	Commitment to Sustainability

23	Executive Officers

25	Executive Compensation

67	Security Ownership of Certain Beneficial Owners and Management

70	Certain Relationships and Related Party Transactions

73	Proposal 1: Election of Directors

74	Proposal 2: Ratification of Selection of Independent Registered Public Accounting Firm

76	Proposal 3: Advisory Vote to Approve Executive Compensation

77	Questions and Answers About the Proxy Materials and Annual Meeting

82	Other Business

84	Appendix: Non-GAAP Financial Measures

Cautionary Language Regarding
Forward-Looking Statements.
Statements in this Notice of Annual Meeting of Stockholders and Proxy Statement that are not historical factual statements are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the
“Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Some of the forward-looking statements can be identified by the use of forward-looking terms such as “believes,” “expects,” “may,” “will,”
“shall,” “should,” “would,” “could,” “seeks,” “aims,” “projects,” “is optimistic,” “intends,” “plans,” “estimates,” “anticipates,” or the negative versions of these words or other comparable terms. Forward-looking statements include, without limitation, all matters that are not historical facts. They appear in several places throughout this Notice of Annual Meeting of Stockholders and Proxy Statement and include, without limitation, statements regarding the Company’s intentions, beliefs, assumptions, or current expectations concerning, among other things, its financial position, results of operations, cash flows, prospects, growth strategies, the benefits of the Company's model and platform, sustainability initiatives, the benefits of the expansion of the Company's pilot pathways program, 2027 STAR plan ratings, its leadership transition and other future events.
Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be outside the
Company’s control. Although the Company believes that it has a reasonable basis for each forward-looking statement contained herein, forward-looking statements are not guarantees of future performance or outcomes, and actual performance and outcomes, including, without limitation, actual results of operations, financial condition and liquidity, and the development of the market in which the Company operates, may differ materially from those made in or suggested by the forward-looking statements. Even if the Company’s results of operations, financial condition, and cash flows, and the development of the market in which it operates, are consistent with the forward-looking statements contained herein, those results or developments may not be indicative of results or developments in subsequent periods. You are therefore cautioned not to place undue reliance on forward-looking statements included in this Notice of Annual Meeting of
Stockholders and Proxy Statement.
A number of important factors, including, without limitation, the risks and uncertainties discussed under “Item 1A, Risk
Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, could cause actual results and outcomes to differ materially from those reflected in the forward-looking statements. Furthermore, new risks and uncertainties emerge from time to time, and it is not possible for the Company to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this Notice of Annual Meeting of Stockholders and  Proxy
Statement. These factors include, without limitation: the Company’s history of net losses and the expectation that the
Company's expenses will increase in the future; failure to identify and develop successful new geographies, physician partners and payors, or execute upon the Company's growth initiatives; success in executing the Company's operating strategies or achieving results consistent with the Company's historical performance; medical expenses incurred on behalf of members may exceed revenues received; the Company’s ability to maintain and secure additional contracts with Medicare
Advantage payors on favorable terms, if at all; the Company’s ability to grow new physician partner relationships sufficient to recover startup costs; availability of additional capital, on acceptable terms or at all; significant reduction in membership;
challenges associated with transitioning physician partners to the Total Care Model; inaccuracy in estimates of members’
risk adjustment factors, medical services expense, incurred but not reported claims, and earnings pursuant to payor contracts; public health crises, such as COVID-19; restrictive clauses or exclusivity provisions in contracts with physician partners; ability to hire and retain qualified personnel; ability to realize the full value of intangible assets; security breaches, cybersecurity attacks, loss of data, and other disruptions to information systems; ability to protect proprietary information;
reliance on subsidiaries to perform and fund operations; use of algorithms, artificial intelligence (“AI”), and machine learning in the business; reliance on a limited number of key payors; limited terms of contracts with payors and ability to renew them;
ability to navigate the changing healthcare payor market; reliance on payors, physician partners, and other providers; ability to obtain accurate and complete diagnosis data; reliance on third-party software, data, infrastructure, and bandwidth;
consolidation and competition in the healthcare industry; changes to, and dependence on, federal government healthcare programs; uncertain or adverse economic and macroeconomic conditions; regulation of the healthcare industry and physician partners’ compliance with laws and regulations; federal and state investigations, audits, and enforcement actions;
repayment obligations arising out of payor audits; negative publicity regarding the managed healthcare industry; use, disclosure, and processing of personally identifiable information, protected health information, and de-identified data; failure to obtain or maintain required insurance licenses or authorizations; changes in tax laws and regulations; indebtedness and potential to incur more debt; dependence on subsidiaries for cash; provisions in governing documents; ability to achieve a return on investment depends on appreciation in the price of common stock; non-compliance with New York Stock Exchange listing standards; lawsuits not covered by insurance and securities class action litigation; sustainability issues; stock price volatility; and risks related to management transitions, including the search for a permanent Chief Executive Officer and the ability to effectively manage leadership changes and the other risks and uncertainties set forth under “Item 1A, Risk Factors”
in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 as such risk factors may be amended, supplemented or superseded from time to time by other reports we file with the U.S. Securities and Exchange
Commission (“SEC”).
Except as required by law, the Company does not undertake, and hereby disclaims, any obligation to update any forward-
looking statements, which speak only as of the date on which they are made.
Furthermore, certain statements in this Notice of Annual Meeting of Stockholders and Proxy Statement, particularly those pertaining to the Company's sustainability performance, goals and initiatives, are subject to additional risks and uncertainties, including those related to data gathering and verification, methodological considerations, implementation timing and costs, reliance on third parties, evolving sustainability reporting standards and frameworks, and other unforeseen events or conditions. The Company may provide information that is not necessarily material under U.S. federal securities laws for SEC reporting purposes but that reflects stakeholder interests and sustainability frameworks. Such disclosures are subject to assumptions, estimates, and evolving standards and may change due to revisions in framework requirements, availability of information, changes in business operations, or governmental policy.
Special Note Regarding Reverse
Stock Split.
On March 30, 2026, the Company effected a 1-for-25 reverse stock split of its common stock. Share amounts and prices per share of the Company's common stock presented in this proxy statement have been adjusted, as applicable to reflect the reverse stock split.

agilon health 2026 Proxy Statement |	1

Proxy Statement Summary.
This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider, and you should read the entire proxy statement carefully before voting. Page references are supplied to help you find further information in this proxy statement.
MEETING INFORMATION
Date
Tuesday, June 2,
2026
Time
12:00 p.m.,
Eastern Time
Location
Via live webcast at
www.virtualshare
holdermeeting.com/
AGL2026
Who Can Vote
Stockholders of
record as of
April 8, 2026
WAYS TO VOTE
Stockholders of record holding shares of the common stock, par value $0.01 per share (“common stock”) of agilon health, inc., a Delaware corporation (referred to as "agilon," "agilon health," or the "Company"), as of the close of business on
April 8, 2026 (the “Record Date”) are entitled to vote at the 2026 annual meeting of stockholders (the "Annual Meeting").
Beneficial owners whose shares are held at a brokerage firm or by a bank or other nominee should follow the voting instructions that they received from the nominee.
Internet
Please log on to
www.proxyvote.com
and submit a proxy
to vote your
common stock by
11:59 p.m., Eastern
Time, on June 1,
2026.
Telephone
Please call the
number on your
proxy card until
11:59 p.m.,
Eastern Time, on
June 1, 2026.
Mail
If you received
printed copies of
the proxy materials,
you may vote by
mail. Please return
your proxy card to
the address listed
so that it is received
prior to the Annual
Meeting.
Virtually
You may attend
the virtual Annual
Meeting and cast
your vote.
Stockholders
present virtually
during the Annual
Meeting will be
considered
present in person.
VOTING RECOMMENDATIONS

Proposals		Board Vote Recommendation	For Further Details

1	Election of three Class II directors for a three-year term ending at the 2029 Annual Meeting of Stockholders	FOR each nominee	Page 73

2	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026	FOR	Page 74

3	Advisory vote to approve the compensation paid to the Company’s named executive officers	FOR	Page 76

2	| agilon health 2026 Proxy Statement

PROXY STATEMENT SUMMARY
BOARD NOMINEES
The following table sets forth the names and certain other information for each of the nominees for election as a Class II director as of March 31, 2026.

Nominees	Current Occupation	Age	Director Since	Independent

Diana McKenzie	Managing Director of DLM Horizons LLC	61	2023

Karen McLoughlin	Senior Advisor to McKinsey & Company	61	2021

Ronald Williams	Executive Chairman and Co-Founder of the Company, Chairman and Chief Executive Officer of RW2 Enterprises and operating advisor to Clayton, Dubilier & Rice LLC ("CD&R")	76	2017

OUR MISSION
To be the trusted long-term
partner of community-based
physicians, enabling them
to reimagine the patient
experience for older adults
and lead the transformation
of care delivery in their
communities.
OUR VISION
To transform the future of
health care in 100+
communities across the
country by facilitating
exceptional patient-
physician relationships.
OUR PURPOSE
Empowering physicians to
transform healthcare in our
communities.
OUR VALUES
Partnership &
Collaboration
Quality &
Service
Accountability
& Integrity
Continuous
Improvement
Excellence
Expertise
Innovation

agilon health 2026 Proxy Statement |	3

PROXY STATEMENT SUMMARY
EXECUTIVE COMPENSATION PROGRAM DESIGN AND GOVERNANCE PRACTICES
The Company's executive compensation program is designed to provide strong alignment between executive pay, stockholder interests, and company performance, and incorporates best practices including the following:
WHAT
AGILON
DOES
Reward executives commensurate with their performance, experience and capabilities
Emphasize at-risk pay by tying a majority of the executive's total compensation opportunity to performance goals and/or stock price performance
Create “ownership culture” and align executives with stockholders by delivering a significant portion of pay in equity awards
Maintain a stock ownership guideline policy that reinforces the alignment of executive and stockholder interests
Maintain a clawback policy that applies to performance-based cash and equity programs
Review external market data when making decisions on executive pay levels and annually review the Company's peer group
Conduct an annual advisory vote on named executive officer compensation
Engage an independent compensation consultant to advise the Compensation and
Human Capital Committee
Provide competitive employee benefits
Allow executives to hedge or monetize transactions with respect to the Company's securities
Allow executives to pledge the Company’s securities as collateral for a loan
Use compensation practices that encourage unnecessary and excessive risk taking
Provide dividends or dividend equivalents on unearned performance-based share units unless and until the underlying award vests (and if such award is forfeited, no dividend equivalents are paid out)
Grant stock options or stock appreciation rights with an exercise price less than the fair market value on the grant date and do not exchange or reprice underwater options
WHAT
AGILON
DOESN’T DO

4	| agilon health 2026 Proxy Statement

Important Notice Regarding the
Availability of Proxy Materials
for the Annual Meeting of
Stockholders to be Held on
June 2, 2026.
The proxy statement and annual report to stockholders are available at
www.proxyvote.com or www.investors.agilonhealth.com.
In accordance with rules and regulations adopted by the SEC, the proxy materials have been made available over the
Internet to stockholders rather than in paper form. Accordingly, the Notice of Internet Availability has been mailed to stockholders on or about April 22, 2026. Stockholders will have the ability to access the proxy materials on the websites listed above, or to request a printed set of the proxy materials be sent to them by following the instructions in the Notice of
Internet Availability. By furnishing a Notice of Internet Availability and access to the Company's proxy materials by the
Internet, the Company is lowering the costs and reducing the environmental impact of the Annual Meeting.
The Notice of Internet Availability also provides instructions on how you may request that the Company send future proxy materials to you by electronic mail or in printed form by mail. If you choose to receive future proxy materials by electronic mail, you will receive an electronic mail next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by electronic mail or in printed form by mail will remain in effect until you terminate it. The Company encourages you to choose to receive future proxy materials by electronic mail, which will allow the Company to provide you with the information you need expeditiously, will save the Company the cost of printing and mailing documents to you, and will conserve natural resources.

agilon health 2026 Proxy Statement |	5

The Board of Directors.
BOARD COMPOSITION
The Board of Directors of the Company (the "Board of Directors" or "Board") is currently composed of seven members. The amended and restated certificate of incorporation provides for a classified Board of Directors, with members of each class serving staggered three-year terms. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. There are two directors in Class I, three directors in Class II and two directors in Class III. The terms of directors in Class II end at the Annual Meeting and the terms of directors in Classes I and III end at the annual meetings in 2028 and 2027, respectively.
Silvana Battaglia
Class I — Expiring at the 2028 Annual
Meeting of Stockholders
Sharad Mansukani, M.D.
Class I — Expiring at the 2028 Annual
Meeting of Stockholders
Diana McKenzie
Class II — Expiring at the Annual Meeting
Karen McLoughlin
Class II — Expiring at the Annual Meeting
Ronald Williams*
Class II — Expiring at the Annual Meeting
Ravi Sachdev
Class III — Expiring at the 2027 Annual
Meeting of Stockholders
William Wulf, M.D.
Class III — Expiring at the 2027 Annual
Meeting of Stockholders
*Executive Chairman of the Board

6	| agilon health 2026 Proxy Statement

THE BOARD OF DIRECTORS
On July 29, 2025, Mr. Steven Sell resigned as the Chief Executive Officer and President of the Company and from the
Company’s Board of Directors, effective immediately. In connection with the foregoing, the Board reduced its size to seven directors, named Mr. Ronald Williams to the position of Executive Chairman and established the Office of the Executive
Chairman, comprised of senior leaders of the Company (collectively with the resignation of Mr. Sell, the "CEO Transition").
Mr. Williams was originally designated as a nominee for the Board of Directors (a “CD&R Designee”) by CD&R Vector
Holdings, L.P. (the “CD&R Investor”) pursuant to a stockholders agreement between agilon health and the CD&R Investor
(the “CD&R Stockholder Agreement”). Under the CD&R Stockholder Agreement, a CD&R Designee will serve as chair of the
Board of Directors as long as the CD&R Investor holds at least 25% of the outstanding shares of the Company's common stock. Pursuant to the CD&R Stockholder Agreement, CD&R Investor may appoint 20% of the directors on the Board of
Directors given its current share ownership percentage of 24.1%, as of March 31, 2026. See “Certain Relationships and
Related Party Transactions—CD&R Stockholder Agreement.”
In March 2025, the Board of Directors reviewed the mandatory retirement age policy set forth in the Corporate Governance
Guidelines and requested that, considering Mr. Williams’s past and expected future contributions to the Board of Directors, in particular his deep knowledge of the Company and his status as a co-founder, he extend his service to the Company as a director and Chairman of the Board beyond the retirement age provided by the Corporate Governance Guidelines. In
December 2025, the Board of Directors approved amended and restated Corporate Governance Guidelines eliminating the mandatory retirement age policy.
The number of members on the Board of Directors may be fixed by resolution adopted from time to time by the Board of
Directors. Subject to the CD&R Stockholder Agreement, any vacancies or newly created directorships may be filled only by the affirmative vote of a majority of directors then in office, even if less than a quorum, or by a sole remaining director. Each director shall hold office until their successor has been duly elected and qualified, or until their earlier death, resignation or removal. With respect to any vacancy of a CD&R Designee, the CD&R Investor may designate a new director for election by a majority of the remaining directors then in office.
At each annual meeting of stockholders, the successors of the directors whose terms expire at that meeting are elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election.
The Board of Directors is therefore asking you to elect the three nominees for director whose terms expire at the Annual
Meeting. Diana McKenzie, Karen McLoughlin and Ronald Williams, the Company's Class II directors, have been nominated for reelection at the Annual Meeting. See “Proposal 1—Election of Directors”.

agilon health 2026 Proxy Statement |	7

THE BOARD OF DIRECTORS
The following matrix highlights the skills and qualifications the Nominating and Governance Committee currently believes are most important to the Board’s effective fulfillment of its roles. The absence of a designation does not mean a director does not possess that skill or qualification. Each director nominee offers unique viewpoints and experiences to meet the evolving needs of the Company which are not all reflected in the following matrix.

Summary of Director Qualifications and Experience	Silvana Battaglia	Sharad Mansukani	Diana McKenzie	Karen McLoughlin	Ravi Sachdev	Ronald Williams	William Wulf

Technology / Business Processes		•	•			•

M&A / Corporate Finance/Capital Markets		•			•	•

Accounting / Finance Expertise/P&L Leadership		•		•	•	•

Risk Management / Compliance		•	•	•		•	•

Environmental / Social	•					•

Healthcare Industry Experience	•	•	•		•	•	•

Marketing / Sales / Social Media		•					•

Cybersecurity / Information Technology		•	•

Corporate Governance	•	•	•	•	•	•

Regulatory / Government Relations	•	•	•		•	•

Compensation / Human Resources	•	•	•		•	•

Set forth below is biographical information as well as background information relating to each nominee and continuing director, including their business experience, qualifications, attributes and skills and why the Board of Directors and
Nominating and Governance Committee believe each individual is a valuable member of the Board of Directors. The persons who have been nominated for election and are to be voted upon at the Annual Meeting are listed first, with continuing directors following thereafter. The age of each individual below is as of March 31, 2026.

8	| agilon health 2026 Proxy Statement

THE BOARD OF DIRECTORS
Nominees for Election to the Board of Directors in 2026
CLASS II — NOMINEES WHOSE TERM EXPIRES AT THE ANNUAL MEETING
Diana McKenzie has served as a director since 2023. Ms. McKenzie is the owner of and a consultant with DLM Horizons LLC. She has served as a Senior Advisor to
Brighton Park Capital, an investment firm specializing in software, information services, technology-enabled business services and healthcare, since 2019 and as a Special
Advisor to Red Cell Partners LLC, a venture capital firm, since 2024. Ms. McKenzie previously served as the first Chief Information Officer of Workday, Inc., a provider of enterprise cloud applications, from 2016 to 2019. Prior to that, she held multiple technology leadership roles at Amgen, Inc., a biopharmaceutical company, from 2004 to 2016, including Chief Information Officer, and served in various technology positions at Eli Lilly and Company, a pharmaceutical company, from 1987 to 2004. Ms. McKenzie currently serves as a director of MetLife, Inc., where she is a member of the Audit,
Compensation, and Finance and Risk Committees. She is also a director of Vertex
Pharmaceuticals Incorporated, where she serves on the Audit and Management
Development and Compensation Committees. Ms. McKenzie previously served on the board of Change Healthcare Inc. from 2019 to 2022 and Paradox, Inc. from 2020 to
2025. She received her B.S. from Purdue University.
The Company believes Ms. McKenzie is a valuable member of agilon's Board because of her leadership and technology experience and her experience on other healthcare companies’ boards. Additionally, Ms. McKenzie brings to the
Board over 30 years of leadership experience gained from growing, scaling, and transforming global businesses in the life sciences and software industries with revenues ranging from $3 billion to $20 billion.
Diana
McKenzie
AGE: 61
DIRECTOR SINCE: 2023
Karen McLoughlin has served as a director since 2021. Ms. McLoughlin has served as a Senior Advisor to McKinsey & Company, a global management consulting firm, since 2022. Previously, Ms. McLoughlin served as Chief Financial Officer of Cognizant
Technology Solutions Corporation, a leading provider of information technology, business process and consulting services, from 2012 to 2020. Prior to joining
Cognizant Technology Solutions Corporation in 2003, Ms. McLoughlin served in financial roles for Spherion Corp. (now SFN Group Inc.), a provider of temporary and permanent staffing solutions to businesses, from 1997 to 2003; Ryder System, Inc.
from 1994 to 1997; and Price Waterhouse (now PricewaterhouseCoopers), an
accounting firm, from 1988 to 1994. Ms. McLoughlin currently serves as a director of
Best Buy Co., Inc. where she is a member of the Audit Committee and Chair of the
Finance and Investment policy committee. She also previously served as a director and chair of the Audit Committee of Nexthink from August 2024 to March 2026 . Ms.
McLoughlin received her B.A. from Wellesley College and her M.B.A. from Columbia
University.
The Company believes Ms. McLoughlin is a valuable member of agilon's Board because of her experience as an executive at a large public company and as a public company director, as well as her financial and accounting expertise.
Karen
McLoughlin
AGE: 61
DIRECTOR SINCE: 2021

agilon health 2026 Proxy Statement |	9

THE BOARD OF DIRECTORS
Ronald Williams is a co-founder of the Company and has served as a director and
Chairman of the Board since 2017 and as Executive Chairman since 2025. Mr.
Williams also serves as Chairman and Chief Executive Officer of RW2 Enterprises,
through which he counsels C-Suite corporate executives, and serves as an operating advisor to CD&R, a private equity firm. Mr. Williams served as the Chief Executive
Officer of Aetna Inc., a diversified healthcare benefits company, from 2006 to 2010, and as Chairman from 2006 to 2011. Mr. Williams currently serves as lead director of Warby
Parker Inc., where he is the Chair of the Nominating and Corporate Governance
Committee. He previously served as a director of The Boeing Company from 2010 to
2024, The American Express Company from 2007 to 2022, Johnson & Johnson from
2011 to 2022 and Envision Healthcare from 2011 to 2017. Mr. Williams also serves as
Chairman of The Conference Board and as Trustee of the Peterson Institute for
International Economics. He previously served as a director of NAF and on the boards of private companies apree health (previously Castlight / Vera Whole Health Inc.) and
Millennium Physician Group. Mr. Williams received his B.A. from Roosevelt University and his M.S. from the MIT Sloan School of Management.
The Company believes Mr. Williams is a valuable member of agilon's Board because of his experience as an executive at a large healthcare company and because of his experience serving as a member of other healthcare companies’
boards.
Ronald
Williams
AGE: 76
DIRECTOR SINCE: 2017

10	| agilon health 2026 Proxy Statement

THE BOARD OF DIRECTORS
Continuing Members of the Board of Directors
CLASS I — DIRECTORS WHOSE TERM EXPIRES IN 2028
Silvana Battaglia has served as a director since 2023. Ms. Battaglia is Executive Vice
President and Chief Human Resources Officer for Cencora, Inc. (formerly
AmerisourceBergen), a leading global healthcare solutions company. She has served as an Executive Advisor to SemperVirens Venture Capital since September 2025. Prior to her current role, Ms. Battaglia served as Senior Vice President of Global
Compensation, Benefits and Labor Relations and Senior Vice President of Global
Human Resources at Aramark, Inc., a provider of managed services to business, educational, healthcare, governmental and other institutions, from 2011 to 2019. Ms.
Battaglia served as the Chief Human Resources Officer of Day & Zimmermann, Inc., a
global manufacturing company, from 2008 to 2011 and held leadership positions with
Merck & Co., Inc., a global biopharmaceutical company, from 1998 to 2008. Earlier in her career, she held positions at Wyeth Pharmaceuticals, Inc. and Colorcon, a division of Berwind Pharmaceuticals. She has also served as an adjunct faculty member at St.
Joseph’s University in Philadelphia. Ms. Battaglia is a National Association of Corporate
Directors certified professional director. She received her B.A. from Temple University and her M.S. from Widener University.
The Company believes Ms. Battaglia is a valuable member of agilon's Board because of her extensive business leadership experience with global human resources organizations in the healthcare industry, including shaping high-
performance cultures, talent and succession management, and driving organizational transformation within global healthcare and pharmaceutical companies.
Silvana
Battaglia
AGE: 58
DIRECTOR SINCE: 2023
Sharad Mansukani, M.D. has served as a director since 2017. Dr. Mansukani has served as a Senior Advisor to TPG, a private equity firm, since 2005. He currently serves as a director of Monogram Health, Inc. and as Chairman of the board of directors of Convey Health Solutions. He also serves as a member of The Wharton
School Healthcare Policy Board and as a trustee of the Children’s Hospital of
Philadelphia. Dr. Mansukani previously served as Chairman of the board of directors of
Envision Rx Options from 2013 to 2016; as a strategic advisor to the board of directors of Cigna Corp. from 2012 to 2015; as Vice Chairman of the board of directors of
HealthSpring, Inc. from 2007 to 2012; as a director of IMS Health Holdings, Inc. from
2009 to 2016; as a director of Surgical Care Affiliates, Inc. from 2007 to 2017; as Lead
Director of IASIS Healthcare from 2005 to 2018; and as a director of Kindred
Healthcare, Inc. from 2015 to 2018. Dr. Mansukani has also served as a Senior Advisor on Medicare’s Program Advisory and Oversight Committee to the Secretary of the U.S.
Department of Health and Human Services; as Senior Advisor to the Administrator of
the Centers for Medicare & Medicaid Services; and as Senior Vice President and Chief
Medical Officer of Health Partners. Dr. Mansukani completed a residency and fellowship in ophthalmology at the University of Pennsylvania School of Medicine and a
fellowship in quality management and managed care at The Wharton School of the
University of Pennsylvania. He is a graduate of the Managed Care Executive Program at the Kellogg School of Management.
The Company believes Dr. Mansukani is a valuable member of agilon's Board because of his experience as a medical professional, including in his positions working for government agencies, and his experience as a member of, or as an advisor to, other healthcare companies’ boards.
Sharad
Mansukani,
M.D.
AGE: 56
DIRECTOR SINCE: 2017

agilon health 2026 Proxy Statement |	11

THE BOARD OF DIRECTORS
CLASS III — DIRECTORS WHOSE TERM EXPIRES IN 2027
Ravi Sachdev has served as a director since 2017 and as Vice Chairman since 2021.
Mr. Sachdev has also served as a Partner of CD&R since 2015, focusing on the healthcare sector. Mr. Sachdev currently serves as a director of Steve Madden, Inc., where he is a member of the Audit Committee and the Nominating/Corporate
Governance Committee, and as a director of Millennium Physician Group, apree health
(previously Castlight / Vera Whole Health, Inc.), and Gentiva Health Services. From
2010 to 2015, Mr. Sachdev served as a Managing Director and Co-Head of Healthcare
Services at J.P. Morgan Chase & Co., a global financial services firm. From 2009 to
2010, he served as a Managing Director at Deutsche Bank Securities, Inc., a
subsidiary of Deutsche Bank AG, a global investment bank and financial services firm.
From 1998 to 2006, he served as a Vice President at Peter J. Solomon Company, an investment banking boutique specializing in mergers and acquisitions in the healthcare sector. Mr. Sachdev received his B.A. from the University of Michigan.
The Company believes Mr. Sachdev is a valuable member of agilon's Board because of his extensive experience with agilon's business, the healthcare industry generally and capital markets.
Ravi Sachdev
AGE: 49
DIRECTOR SINCE: 2017
William Wulf, M.D. has served as a director since 2017. Dr. Wulf formerly served as
Chief Executive Officer of Central Ohio Primary Care Physicians, Inc., a primary care provider (“COPC”), from 2013 until 2022. He was a founding partner of COPC in 1996 and assumed the role of Chief Executive Officer in 2013 after 25 years as a practicing internist and COPC Corporate Medical Director. Dr. Wulf has also served as an advisor to multiple payors, including Anthem Blue Cross and Blue Shield, Aetna Inc. and
UnitedHealthcare. Dr. Wulf currently serves as a director for apree health (previously
Castlight / Vera Whole Health, Inc.), and has previously served as Board Chair of
America’s Physician Groups. Dr. Wulf received his B.S. from The Ohio State University and his M.D. from the Medical College of Ohio.
The Company believes Dr. Wulf is a valuable member of agilon's Board because of his experience as a medical professional, including as an executive of a medical group, and because of his experience as an advisor to multiple payors.
William Wulf,
M.D.
AGE: 66
DIRECTOR SINCE: 2017

12	| agilon health 2026 Proxy Statement

Corporate Governance.
Director Independence
The Board of Directors has determined, after considering all relevant facts and circumstances, that Ms. Battaglia, Dr.
Mansukani, Ms. McKenzie, Ms. McLoughlin and Dr. Wulf are each “independent” as defined under New York Stock
Exchange (“NYSE”) Rules and the rules and regulations of the Exchange Act. This means that none of the independent directors has any direct or indirect material relationship with the Company, either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company.
Board Leadership Structure
The Board of Directors is led by Mr. Williams, who served as Chairman until August 2025, when the Board appointed him as
Executive Chairman. In his role as Executive Chairman, Mr. Williams does not serve as an officer of the Company and does not have day-to-day management responsibilities. Mr. Williams is a CD&R Designee. The CD&R Stockholders Agreement
provides that a CD&R Designee will serve as the Company's Chairman of the Board of Directors as long as the CD&R
Investor beneficially owns at least 25% of the outstanding shares of the Company's common stock. In May 2023, the CD&R
Investor disposed of certain shares of the Company's common stock in an underwritten offering and its holdings are less than 25%. The Board considered its current leadership structure and determined Mr. Williams should remain the Chairman of the Board, and, as of August 2025, the Executive Chairman of the Board. The Board believes maintaining Mr. Williams as
Executive Chairman during the CEO Transition provides continuity and stability to the Company. Pursuant to the Company's
Corporate Governance Guidelines, the Board of Directors has no policy with respect to the separation of the offices of
Executive Chairman of the Board and Chief Executive Officer. The Board believes it is important to retain its flexibility to allocate the responsibilities of the offices of the Executive Chairman and Chief Executive Officer in any way that is in the best interests of the Company. The Board believes the current governance structure is appropriate for the Company and promotes a balance between the Board’s independent authority to oversee the business and the management team who manage the business on a day-to-day basis. If the Board chooses to combine the offices of Executive Chairman and Chief
Executive Officer in the future, a lead director will be appointed annually by the independent directors. The Board expects to periodically review its leadership structure to ensure that it continues to meet agilon health's needs.
Corporate Governance Guidelines
The Board of Directors has adopted Corporate Governance Guidelines to address significant corporate governance matters.
A copy of these guidelines is available without charge at https://investors.agilonhealth.com/governance. These guidelines provide a framework for the Company's corporate governance initiatives and cover topics including, but not limited to, director qualification and responsibilities, Board composition, director compensation, and management and succession planning. The Nominating and Governance Committee is responsible for overseeing and reviewing the guidelines and reporting and recommending to the Board of Directors any changes to the guidelines for approval.
Code of Conduct and Code of Financial Ethics
The Company's Code of Conduct applies to all of the Company's officers, employees, and directors. The Code of Financial
Ethics applies to the Chief Executive Officer, Chief Financial Officer and corporate officers with financial and accounting responsibilities, including the Chief Accounting Officer and any other person performing similar tasks or functions. The Code of Conduct and the Code of Financial Ethics each address matters such as conflicts of interest, confidentiality, business practices, and compliance with laws and regulations. The Code of Conduct and the Code of Financial Ethics are available without charge at https://investors.agilonhealth.com/governance.

agilon health 2026 Proxy Statement |	13

CORPORATE GOVERNANCE
Insider Trading Policy
The Company has adopted an insider trading policy (the “Insider Trading Policy”) that governs, among other things, purchases, sales, and/or other dispositions involving the Company's securities by the Company's directors, officers and employees. The Company's insider trading policies and procedures are designed to promote compliance with insider trading laws, rules, regulations, and applicable NYSE listing standards. The Insider Trading Policy is filed as Exhibit 19.1 to the
Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “Annual Report”). Because the insider trading policies and procedures are designed to address transactions in agilon health securities by the directors, officers, and employees, the Company does not have formal insider trading policies or procedures that govern the Company's purchase of its own securities.
Meetings of the Board of Directors and Attendance at the
Annual Meeting
The Board of Directors held 10 meetings during the year ended December 31, 2025. Each of the directors attended at least
75% of the total number of meetings of the Board and any committees of which he or she was a member. Each of the then eight directors attended the 2025 annual meeting of stockholders. The Company does not have a formal policy requiring members of the Board to attend the Company's annual meetings of stockholders, although all directors are encouraged to attend.
Board Committees
The Board of Directors maintains an Audit Committee, a Compensation and Human Capital Committee, a Nominating and
Governance Committee, and a Compliance and Quality Committee. Below is a brief description of the committees. The following table shows the current members of each committee and the number of meetings held during 2025.

Director	Audit	Compensation and Human Capital	Nominating & Governance	Compliance and Quality

Ronald Williams★

Silvana Battaglia		○

Sharad Mansukani, M.D.			▲	○

Diana McKenzie	○	▲		○

Karen McLoughlin	▲	○	○

Ravi Sachdev				○

William Wulf, M.D.	○		○	▲

Number of Meetings	9	7	4	4

★  Board Executive Chairman
○   Committee Member
▲  Committee Chair

14	| agilon health 2026 Proxy Statement

CORPORATE GOVERNANCE
Audit Committee
The Audit Committee is responsible for overseeing accounting and financial reporting processes, financial statements audits, qualifications and independence of the
Company's independent registered public accounting firm, the effectiveness of internal control over financial reporting and the performance of the internal audit function. The
Audit Committee is responsible for reviewing and assessing the qualitative aspects of financial reporting, processes to manage business and financial risks, and compliance with significant applicable legal, ethical and regulatory requirements. The Audit
Committee is directly responsible for the appointment, compensation, retention and oversight of the Company's independent registered public accounting firm. The charter of the Audit Committee is available without charge at https://
investors.agilonhealth.com/governance.
The members of the Audit
Committee are:
Karen McLoughlin (Chair)
Diana McKenzie
William Wulf, M.D.
The Board of Directors has designated Karen McLoughlin as “audit committee financial expert,” and each of the three Audit
Committee members has been determined to be “financially literate” under the NYSE rules.
Report of the Audit Committee
The principal purpose of the Audit Committee is to assist the Board of Directors in its oversight of accounting practices, system of internal controls, audit processes and financial reporting processes. The Audit Committee is responsible for appointing and retaining an independent auditor and approving the audit and non-audit services to be provided by the independent auditor, as well as overseeing the performance of the Company’s internal audit function. The Audit Committee’s function is more fully described in its charter.
Management is responsible for preparing financial statements and ensuring they are complete and accurate and prepared in accordance with generally accepted accounting principles. Ernst & Young LLP, the Company's independent registered public accounting firm for the year ended December 31, 2025, was responsible for performing an independent audit of the
Company's consolidated financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.
The Audit Committee has reviewed and discussed the Company's audited financial statements for the year ended
December 31, 2025 with management and with Ernst & Young LLP. These audited financial statements are included in the
Annual Report on Form 10-K for the year ended December 31, 2025.
The Audit Committee has also discussed with Ernst & Young LLP the matters required to be discussed by Auditing Standard
No. 16 adopted by the Public Company Accounting Oversight Board (United States) (“PCAOB”) regarding “Communications with Audit Committees” and the applicable requirements of the SEC.
The Audit Committee has also received and reviewed the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the PCAOB regarding Ernst & Young LLP’s communications with the Audit Committee concerning independence and has discussed with Ernst & Young LLP its independence from agilon health.
Based on the review and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2025 for filing with the SEC.
THE AUDIT COMMITTEE
Karen McLoughlin (Chair)
Diana McKenzie
William Wulf, M.D.

agilon health 2026 Proxy Statement |	15

CORPORATE GOVERNANCE
This Report of the Audit Committee is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act, or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.
Compensation and Human Capital Committee
The Compensation and Human Capital Committee is responsible for reviewing and approving all forms of compensation to be provided to, and employment agreements with, executive officers of the Company and reviewing and making recommendations to the full Board with respect to non-executive director compensation. The Compensation and Human Capital Committee also periodically reviews management development and succession plans, oversees regulatory compliance with respect to compensation matters, reviews risks related to the Company's compensation practices and policies, and reviews human capital topics, such as culture and employee engagement, inclusion and belonging, turn over and performance management. The Compensation and Human
Capital Committee may designate one or more subcommittees, to which the
Compensation and Human Capital Committee may delegate all of the committee’s powers and authority to the extent provided in the approving resolutions and to the extent not limited by the laws of the State of Delaware, NYSE rules, or any other applicable law, rule, or regulation. The charter of the Compensation and Human Capital Committee is available without charge at https://investors.agilonhealth.com/governance.
The members of the
Compensation and Human
Capital Committee are:
Diana McKenzie (Chair)
Silvana Battaglia
Karen McLoughlin
The Compensation and Human Capital Committee has the authority to retain compensation consultants, outside counsel, and other advisers. Since 2024, the committee has engaged Semler Brossy Consulting Group (“Semler Brossy”) to advise it on executive compensation program-design matters and to prepare market studies of the competitiveness of components of the Company’s compensation program for its senior executive officers, including the named executive officers and non-employee directors. Semler Brossy does not provide any services to agilon health other than as directed by the Compensation and Human Capital Committee. The Compensation and Human Capital Committee performed an assessment of Semler Brossy’s independence to determine whether the consultant is independent, taking into account
Semler Brossy’s executive compensation consulting protocols to ensure consultant independence and other factors that the Compensation and Human Capital Committee determined to be relevant, including the independence factors set forth in Exchange Act Rule 10C-1. Based on that assessment, the Compensation and Human Capital Committee determined that the firm’s work has not raised any conflict of interest and the firm is independent.
Nominating and Governance Committee
The Nominating and Governance Committee is responsible for identifying and recommending to the Board of Directors candidates for election to the agilon health
Board of Directors, reviewing the composition of the Board of Directors and its committees, developing and recommending to the Board of Directors corporate governance guidelines, and overseeing director evaluations, board and chief executive officer succession planning, and the Company’s policies and practices related to director time commitments, conflicts of interest and sustainability concerns.
The charter of the Nominating and Governance Committee is available without charge at https://investors.agilonhealth.com/governance.
The members of the Nominating
and Governance Committee are:
Sharad Mansukani, M.D. (Chair)
Karen McLoughlin
William Wulf, M.D.

16	| agilon health 2026 Proxy Statement

CORPORATE GOVERNANCE
Compliance and Quality Committee
The members of the
Compliance and Quality
Committee are:
William Wulf, M.D. (Chair)
Sharad Mansukani, M.D.
Diane McKenzie
Ravi Sachdev
The Compliance and Quality Committee is responsible for assisting the Board of
Directors in overseeing the integrity and effectiveness of the Corporation’s operational, healthcare, and regulatory compliance programs, including those relating to Medicare, patient confidentiality, and other healthcare laws and regulations. The committee also oversees the Company’s quality management and patient safety programs, as well as its operational risk management framework, including cybersecurity, data privacy, and information security risks as they relate to healthcare operations and regulatory compliance (including HIPAA), in coordination with other Board committees. In addition, the Compliance and Quality Committee monitors compliance training, education, and reporting systems, and provides oversight of the Corporation’s sustainability initiatives and reporting as they relate to operational and healthcare compliance. The Compliance and Quality Committee serves as a vehicle for communication between the Board and management regarding proper operations, subject in all cases to the oversight and approval authority of the Board of Directors. The charter of the Compliance and Quality
Committee is available without charge at https://investors.agilonhealth.com/governance.
Compensation Committee Interlocks and Insider
Participation
No member of the Compensation and Human Capital Committee was a former or current officer or employee of the
Company or any of its subsidiaries in 2025. In addition, during 2025 none of the executive officers of the Company served as a director or as a member of the compensation committee of a company that had an executive officer serve as a director or as a member of the Company's Compensation and Human Capital Committee.
Selection of Nominees for Election to the Board
The Corporate Governance Guidelines provide that, subject to the requirements of the CD&R Stockholder Agreement, the
Nominating and Governance Committee will identify and recommend board candidates who the Nominating and
Governance Committee believes are qualified and suitable to become members of the Board consistent with the criteria for selection of new directors adopted from time to time by the Board. The Nominating and Governance Committee will consider the following criteria for director qualification: the nominee’s independence, judgment, strength of character, ethics and integrity; the nominee’s business or other relevant experience and skills and knowledge useful to the oversight of the
Company’s business; whether a nominee has sufficient time to carry out the responsibilities of a director; and any other traits, characteristics or skills deemed relevant by the Board. The Nominating and Governance Committee will consider all additional criteria for independence established by the NYSE or other governing laws and regulations.
As a part of the board evaluation and director selection processes, the Nominating and Governance Committee maintains a
Director Skills Matrix. The Nominating and Governance Committee reviews the overall skills and experience of the
Company's directors when making their nomination and renomination recommendations. The Nominating and Governance
Committee and the Board believe that the director nominees for 2026 provide the Company with the right mix of skills and experience necessary for an optimally functioning board.
In identifying candidates for election to the Board of Directors, the Nominating and Governance Committee may consider nominees recommended by directors, stockholders, and other sources. The Nominating and Governance Committee reviews each candidate’s qualifications, including whether a candidate possesses any of the specific qualities and skills desirable in certain members of the Board of Directors. Evaluations of candidates generally involve a review of background materials, internal discussions, and interviews with selected candidates as appropriate. The Nominating and Governance
Committee does not have a formal policy with respect to diversity; however, the Board and the Nominating and Governance
Committee believe that it is essential that Board members represent diverse viewpoints and the value of diversity of backgrounds on the Board will be considered when evaluating nominees. Upon selection of a qualified candidate, the
Nominating and Governance Committee would recommend the candidate for consideration by the full Board of Directors.

agilon health 2026 Proxy Statement |	17

CORPORATE GOVERNANCE
The Nominating and Governance Committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees.
The Nominating and Governance Committee will consider director candidates proposed by stockholders on the same basis as recommendations from other sources. Any stockholder who wishes to recommend a prospective candidate for the Board of Directors for consideration by the Nominating and Governance Committee may do so by submitting the name and qualifications of the prospective candidate in writing to the following address:
agilon health, inc.
c/o Corporate Secretary
440 Polaris Parkway, Suite 550
Westerville, OH 43082
Any such submission should also describe the experience, qualifications, attributes and skills that make the prospective candidate a suitable nominee for the Board of Directors. The Company's amended and restated by-laws set forth the requirements for direct nomination by a stockholder of persons for election to the Board of Directors.
In connection with the Company's initial public offering (“IPO”), agilon health and the CD&R Investor entered into the CD&R
Stockholder Agreement pursuant to which, among other matters, the CD&R Investor has the right to designate the CD&R
Designees, subject to the maintenance of specified ownership requirements. See “Certain Relationships and Related Party
Transactions—CD&R Stockholder Agreement.”
Communications with the Board
Any stockholder or interested party who wishes to communicate with the Board of Directors as a whole, the independent directors, any individual member of the Board or any committee of the Board, may email the Company at
communications@agilonhealth.com or write to the following address:
agilon health, inc.
c/o Corporate Secretary
440 Polaris Parkway, Suite 550
Westerville, OH 43082
The Board of Directors has designated the Company’s Corporate Secretary as its agent to receive and review written communications addressed to the Board of Directors, any of its committees, or any Board member or group of members.
The Corporate Secretary may communicate with the sender for any clarification. In addition, the Corporate Secretary will promptly forward to the Chair of the Audit Committee any communication alleging legal, ethical or compliance issues by management or any other matter deemed by the Corporate Secretary to be potentially material to the Company. As an initial matter, the Corporate Secretary will determine whether the communication is a proper communication for the Board of
Directors. The Corporate Secretary will not forward to the Board of Directors, any committee or any director, communications of a personal nature or not related to the duties and responsibilities of the Board, including, without limitation, junk mail and mass mailings, business solicitations, routine customer service complaints, new product or service suggestions, opinion survey polls, or any other communications deemed by the Corporate Secretary to be immaterial to the
Company.

18	| agilon health 2026 Proxy Statement

CORPORATE GOVERNANCE
Risk Oversight
The Board of Directors has overall responsibility for risk oversight. This oversight responsibility, exercised by the Board directly and through its committees, is informed by reports from the Company's management team and from the Company's internal audit department. Such reports are designed to provide visibility to the Board of Directors about the identification and assessment of key short-, intermediate-, and long-term risks and the Company's risk mitigation strategies. The Audit
Committee periodically reviews and discusses with management the Company's risk assessment framework and enterprise risk management program.
The full Board of Directors has primary responsibility for evaluating strategic and operational risk management, and succession planning. The Company's Audit Committee has the responsibility for overseeing the Company's major financial and accounting risk exposures and the steps the Company's management has taken to monitor and control these exposures, including policies and procedures for assessing and managing risk, and it has primary oversight responsibility for cybersecurity, data privacy, and AI risks, including their potential impact on the Company's financial reporting and disclosure controls.
The Compensation and Human Capital Committee evaluates risks arising from compensation policies and practices, as more fully described below, and it periodically reviews whether compensation policies and practices create risks that are reasonably likely to have a material adverse effect on the Company and the steps management has taken, or should consider taking, to monitor or mitigate such risks. The Compensation and Human Capital Committee also reviews and discusses with management risks associated with the Company's organizational structure and assesses alignment with the
Company's strategic objectives in conjunction with the Nominating and Governance Committee.
The Nominating and Governance Committee has primary oversight responsibility for third-party/vendor risks and government and regulatory uncertainty, and secondary oversight of cybersecurity risk as it relates to third-party/vendor exposure, in coordination with the Audit Committee. The Nominating and Governance Committee also ensures that sustainability-related risks, including climate-related risks, are appropriately managed in conjunction with the Audit
Committee and the Compliance and Quality Committee.
The Compliance and Quality Committee oversees risks arising from compliance with regulatory and legal requirements including those relating to Medicare, patient confidentiality and privacy, and other healthcare regulatory matters, and it also oversees various operational risks, including oversight of the Company's quality management. The Compliance and Quality
Committee also assists the Board in its oversight of cybersecurity, data privacy and information security risks as such risks relate to the Company's healthcare operations and regulatory compliance obligations (including HIPAA), in coordination with the Audit Committee. The Chief Compliance Officer, who reports to the Company's Chief Legal Officer, evaluates and reports findings to the committees and the full Board of Directors regularly, and no less than quarterly. The Chief Compliance Officer also oversees the Company's Enterprise Risk Management program, including collaborating with senior leadership to identify, assess, and manage enterprise risks.
The Audit Committee, Compensation and Human Capital Committee, Nominating and Governance Committee and
Compliance and Quality Committee provide reports to the full Board of Directors regarding each of these matters.
Compensation Risk Assessment
The Compensation and Human Capital Committee assessed the Company's compensation policies and practices to evaluate whether they create risks that are reasonably likely to have a material adverse effect. Based on its assessment, the
Compensation and Human Capital Committee concluded the Company’s compensation policies and practices do not create incentives to take risks that are reasonably likely to have a material adverse effect on the Company. The Company has allocated its compensation among base salary, short-term incentives and long-term equity in such a way as to not encourage excessive risk taking.

agilon health 2026 Proxy Statement |	19

Commitment to Sustainability.
OUR APPROACH
At agilon health,inc. ("agilon health", "we", "us" or "our") we are empowering physicians to deliver a new kind of care. Our vision is to transform the future of healthcare in 100+ communities across the country over time by facilitating exceptional patient-physician relationships. Our mission is to be the trusted long-term partner of community-based physicians, enabling them to reimagine the
patient experience for older adults and lead the transformation of care delivery in their communities. Our Total Care, Healthier
Communities impact strategy articulates the ways that agilon is addressing societal challenges and improving patient outcomes and experience for seniors through full-risk value-based care.
We strive to be transparent by communicating through our
sustainability reporting how we understand, prioritize, and
approach topics most relevant to our business. Our strategy
consists of four core strategic pillars: (1) Empowering Physicians,
(2) Unlocking Value-Based Care, (3) Transforming Communities,
and (4) Built by People Who Care.
Empowering
Physicians
Unlocking Value-
Based Care
Transforming
Communities
Built by People
Who Care
Primary care
physicians (PCPs)
are the greatest
asset of our Total
Care Model. We
empower them
through our long-
term partnerships,
providing them
with a sustainable
model for primary
care that rewards
quality health
outcomes for
senior patients,
improves the
provider
experience, and
enables
exceptional
patient-physician
relationships.
Innovation and
efficiency are essential
to a successful shift to
value-based care from
a volume-based
system. agilon’s Total
Care Model delivers
an innovative
approach,
encouraging PCPs to
think differently rather
than focusing on
providing more
services and being
paid for each service,
they are rewarded for
keeping patients
healthy and prioritizing
the value of care over
volume of fees in
order to transform the
way health care is
delivered.
We’re helping to transform
communities by bringing
value-based primary care to
those who need it most. The
improvements in quality of
care from our Total Care
Model help senior patients
stay out of the hospital, which
reduces the burden on other
local healthcare resources.
Our model also generates
reinvestment to partners and
local primary care within the
communities we serve,
helping to sustain and grow
access to high-quality primary
care. Further, we strive to
leverage our employees and
resources to support
communities through efforts to
address social determinants of
health and conditions that
impact senior patients.
Our team of employees who
carry out our Total Care Model
believe in delivering health care
in a different and better way. Our
mission is made possible
because of the passion,
determination, and drive of our
employees. We support them
with programs for health and
wellbeing, giving back to our
communities, professional growth
and learning, and by developing
an inclusive workforce. Inclusion
and belonging is a core priority in
developing our workforce and
culture. This includes recruiting
and hiring employees from many
backgrounds, encouraging
colleagues to support each other,
and providing educational
opportunities that promote a
deeper understanding of
one another.

20	| agilon health 2026 Proxy Statement

COMMITMENT TO SUSTAINABILITY
In 2022, we developed our four pillars after reviewing an interrelated set of sustainability standards, in line with best practices. This integrated approach facilitated recognition of several priorities, which we discuss in our annual Impact
Report. The 2025 Impact Report, following the precedent set by our previous reports, aligns to the Sustainability Accounting
Standard Board (“SASB”) taxonomy.
GOVERNANCE & SUSTAINABILITY
Doing business the right way is relevant to many of our priorities: our compliance with federal and state laws, safeguarding patient data, how we treat our people and planet, and the values that define our company. As we continue to empower physicians to practice quality value-based care, these priorities will remain central to how agilon is run.
In 2025, our Board of Directors provided oversight of, and input on, sustainability topics through quarterly updates to our
Nominating and Governance Committee, which also reviewed and approved our sustainability strategy. Additionally, our full
Board receives an annual update, and relevant topics are managed within their respective committees. Similarly, cross-
functional agilon leadership from Communications, Human Resources, Legal & Compliance, Internal Audit and Investor
Relations are involved in the Company's sustainability work.
Our 2025 Impact Report will be published to www.agilonhealth.com/impact prior to our Annual Meeting. This report includes information on our human capital management, governance, and sustainability issues, and is further informed by the SASB framework. We believe our sustainability efforts align with agilon’s vision of “Total Care” and our Board is committed to overseeing the integration of impact principles throughout the enterprise and in our approach to governance.
Board of Directors
Executive
Leadership Team
agilon’s Nominating and Governance
Committee has direct oversight of sustainability
issues. Additionally, the full board receives an
annual impact update, and topics such as Data
Privacy and Security, Human Capital
Management and Inclusion are managed
through their respective Committees.
agilon's Chief Legal Officer holds executive
responsibility for sustainability with direct
engagement and input from the Office of the
Executive Chairman of the Company and their
broader executive leadership team.
PRIORITIZING SUSTAINABILITY TOPICS
Our purpose is to empower physicians to transform health care in our communities. As part of this overall purpose, we focus on integrating sustainability principles into how we conduct business. We are committed to conducting our business in a safe, environmentally responsible, and sustainable manner that reflects our responsibilities to our stakeholders. We believe that the effective management of these issues will help support the long-term growth of our business and create value for our stakeholders.
In Fiscal Years 2021 through 2024, our leadership team, with oversight and approval from the Board, developed our impact strategy and established a framework for monitoring our related initiatives. Through this process – which included engaging a range of key stakeholders, including investors, partners, employees and peers – we identified nine key priorities: These reflect our primary priorities for the current period, however they should not be construed to limit other significant initiatives underway across the Company.

agilon health 2026 Proxy Statement |	21

COMMITMENT TO SUSTAINABILITY
Access to primary care:
We recognize that access to primary care is
essential to building healthy communities. Through
our partnership model, we work to increase access
to primary care services in underserved areas –
empowering independent physician practices and
continuing to serve the communities that need
them most.
People management:
We believe that an inclusive workforce is critical to
our success and we are committed to attracting,
retaining, and developing skilled, and talented
employees who reflect the communities we serve.
Our people management practices prioritize
inclusion to foster a culture of belonging, supported
by employee resource groups, leadership
development programs, and organizational
structures to maintain accountability for our efforts.
Throughout the year, our people have the
opportunity to participate in a variety of learning and
education programs, such as attending internal and
external seminars/workshops and online training
courses, that equip them to grow within the
business and contribute to our mission.
Data privacy and security:
As a healthcare company, protecting patient data is
a top priority. To safeguard the data of our patients
and partners, we have implemented comprehensive
protocols that ensure the protection of their sensitive
information. Our risk management teams ensure
compliance with applicable laws and regulations —
including HIPAA, HITECH and all applicable state
laws — and coordinate with subject-matter experts
(“SMEs”) throughout the business to identify, monitor
and mitigate material risks. We leverage advanced
configurations and cyber-technologies on our
systems, devices, and third-party connections and
work to ensure that vendors handling sensitive
information are subject to the appropriate security
requirements. Our Technology team uses a
combination of industry-leading tools and innovative
technologies to help protect our stakeholders’ data.
We also offer ongoing education for team members.
We are committed to integrating AI in a manner that
enhances operational efficiency and takes into
account ethical considerations. To support the
responsible use of AI among our employees, we
have established an AI Acceptable Use Policy that
emphasizes appropriate and ethical use. Our AI and
Data Governance Committee oversees the policy,
and our Risk Oversight Committee regularly
evaluates it.
Simplifying the healthcare experience:
We believe healthcare should be accessible,
affordable, and simple for everyone. Through our
technology-enabled platform, we develop solutions
that reduce complexity and streamline processes,
integrating seamlessly into physicians' existing
workflows to surface timely, actionable insights at
the point of care and enhance the overall
experience for both patients and physicians.
Sustainable healthcare system:
We believe our Total Care Model offers a value
proposition that is increasingly important and
essential to drive the transformation of patient care in
today’s environment. By equipping independent
primary care physicians with the tools, technology
and financial structures to practice value-based care,
we create a model where physicians are rewarded for
focusing on quality of care, leading to better patient
outcomes and increased sustainability for both
primary care and the healthcare system as a whole.
Employee wellbeing:
We believe our employees are our greatest asset,
and we are committed to providing a safe, healthy
and inclusive work environment. We offer
comprehensive benefits, wellness programs, and
resources to support the physical and mental
wellbeing of our employees, alongside professional
development opportunities and recognition
programs that help employees grow, feel valued
and stay connected to our mission.
Value-based innovation:
We are committed to driving innovation in value-
based care, which focuses on improving patient
outcomes while reducing costs. Through clinical
pathways, advanced data analytics and AI-driven
insights, we are continuously developing new ways
to identify risk earlier, close care gaps and deliver
comprehensive, whole-patient care with our
physician partners.
Ethics and compliance:
We have a strong commitment to ethical business
practices and compliance with applicable laws and
regulations. Our Code of Conduct, which
undergoes periodic review, outlines our
commitment to ethical behavior and guides our
decision-making. agilon maintains a non-
discrimination and an anti-harassment policy, and
provides employees with confidential channels to
raise concerns without fear of retaliation.
Value and quality of healthcare:
Our Total Care Model puts patient needs at the
center. By leveraging data across multiple sources
and delivering actionable insights at the point of
care, we help ensure our physician partners can
deliver high-quality healthcare that is accessible,
affordable, and aligned with their patients’ needs. At
agilon health, our business succeeds when we
create shared value for our partners, their patients
and the communities they serve.

22	| agilon health 2026 Proxy Statement

COMMITMENT TO SUSTAINABILITY
IDENTIFYING SUSTAINABILITY RISKS & OPPORTUNITIES
Climate-related risks are identified, assessed, and managed on an ongoing basis through agilon's enterprise risk management process. By addressing risks and opportunities, we are better positioned to deliver value to our stakeholders and create a healthier future for all.
UNDERSTANDING AND MINIMIZING AGILON'S ENVIRONMENTAL IMPACT
In addition to the positive community impact of agilon’s core business, we have prioritized efforts that help address social determinants of health — such as where people are born, grow, work, live, and age. Recognizing the connection between these social factors and the environment, agilon is committed to understanding and minimizing the Company’s environmental footprint.
For many years, agilon has used a cloud-based technology platform that enables efficient collaboration with clinical partners and enables the Company to maintain programs that physician partners rely on in the event of natural disasters. Additionally, cloud-based storage reduces the team’s need to travel to various site locations.
Since 2023, agilon has been using the Minerva Healthcare Data Platform, which uses Fast Healthcare Interoperability
Resources (FHIR)-based standards to help organizations aggregate, access and store data across health care delivery networks. Through this technology, our partners are onboarded faster, visibility into patient data across the care continuum is greater, and our data management systems are consolidated into 100% cloud-based solutions. The consolidation of data management into cloud-based solutions has contributed to greater operational efficiency and supports agilon’s efforts to reduce energy consumption across its technology infrastructure.
In 2025, we continued to work to understand and measure our Scope 1 and 2 emissions. Emissions are estimated using a square-footage methodology across our Company locations, developed in partnership with our third-party provider. agilon also monitors energy consumption as its primary climate-related operating cost.
We comply with applicable legal and regulatory requirements to control and reduce emissions and energy usage in our operations. agilon continues to evaluate equipment for office use such as Energy-Star® appliances, motion detector lighting and high-efficiency HVAC units.
We routinely engage with our stakeholders to better understand their views on sustainability matters, carefully considering the feedback the Company receives and acting when appropriate. We are committed to being transparent about our approach to and performance on sustainability topics. As noted, the Company publishes an annual Impact Report, which provides information on how the Company is addressing the sustainability-related matters that we and our stakeholders view as important to our business. For more information on our program or policies, please visit www.agilonhealth.com > Our
Impact.

agilon health 2026 Proxy Statement |	23

Executive Officers.
The following table sets forth certain information concerning the Company's executive officers as of March 31, 2026:

Name	Age	Position

Jeffrey Schwaneke	50	Chief Financial Officer and Interim Co-Principal Executive Officer

Benjamin Shaker	43	Chief Markets Officer and Interim Co-Principal Executive Officer

Girish Venkatachaliah	53	Chief Technology Officer

Denise Zamore	51	Chief Legal Officer and Corporate Secretary

AGE: 50  |  CHIEF FINANCIAL OFFICER
Jeffrey Schwaneke has served as the Company's Chief Financial Officer since July
2024 and co-Interim Principal Executive Officer since July 2025. Previously, Mr.
Schwaneke served as a member of the Board of Directors from 2022 to 2024. Mr.
Schwaneke served as the Executive Vice President of Health Care Enterprises for
Centene Corporation, a managed health care company, from June to September 2021, and as Executive Vice President, Chief Financial Officer and Treasurer from March 2016 to May 2021. Mr. Schwaneke joined Centene Corporation in July 2008 as Senior Vice
President, Corporate Controller and Chief Accounting Officer. Prior to joining Centene
Corporation, Mr. Schwaneke served as the Assistant Controller and then as Chief
Accounting Officer of Novelis, Inc., a rolled aluminum manufacturing company, from
2006 through 2008.
Mr. Schwaneke received a B.S. in Accounting from the University of Missouri and is a CPA.
Jeffrey
Schwaneke
AGE: 43  |  CHIEF MARKETS OFFICER
Benjamin Shaker has served as the Company's Chief Markets Officer since September
2020 and co-Interim Principal Executive Officer since July 2025. Mr. Shaker joined agilon as Ohio Market President in January 2017. Previously, Mr. Shaker served as Vice
President and Chief Operating Officer for Mount Carmel Health Partners, which is part of Trinity Health, a non-profit health system, from December 2013 to January 2017.
Mr. Shaker received his B.A. from Youngstown State University and master’s degree in Health Administration from The Ohio State University.
Benjamin
Shaker

24	| agilon health 2026 Proxy Statement

EXECUTIVE OFFICERS
AGE: 53  |  CHIEF TECHNOLOGY OFFICER
Girish Venkatachaliah has served as the Company's Chief Technology Officer since
January 2021. Prior to agilon, Mr. Venkatachaliah served as a Partner, Data and Artificial
Intelligence on the Growth Buyout team at Frazier Healthcare Partners, a private equity and venture capital firm, from July 2020 to January 2021. Previously, Mr. Venkatachaliah
served as the Chief Technology & Product Officer of Decision Resources Group, a
leading healthcare research and consulting company, from September 2019 to April
2020. Mr. Venkatachaliah also served as the Vice President of Data Strategy, Analytics, and Artificial Intelligence/Machine Learning at athenahealth, Inc., a SaaS provider of healthcare software, from July 2017 to September 2019, where he led the strategy, research, product management and engineering teams. Prior to athenahealth, Inc., Mr.
Venkatachaliah held several executive roles at International Business Machines
Corporation, a global technology company, and was the Vice President of Product
Development, responsible for a portfolio of cloud offerings in Data and Artificial
Intelligence, including the Watson Machine Learning Platform, at the time of his departure.
Mr. Venkatachaliah received his bachelor’s degree in Electrical Engineering from
Bangalore University, master’s degree in Computer Science from University of
Nevada, Las Vegas, master’s degree in Engineering Management from Santa
Clara University, and his M.B.A. from the University of California, Berkeley/
Columbia University.
Girish
Venkatachaliah
AGE: 51  |  CHIEF LEGAL OFFICER AND CORPORATE SECRETARY
Denise Zamore has served as the Company's Chief Legal Officer and Corporate
Secretary since August 2022. She has also served as the interim Chief People Officer since October 2025. Prior to agilon, Ms. Zamore held several positions with
UnitedHealth Group, Inc., a health insurance and healthcare services company, from
April 2011 to August 2022. Most recently, Ms. Zamore served as Deputy General
Counsel at Optum, Inc., a health services and innovation company and subsidiary of
UnitedHealth Group, Inc., where she led a team providing operational and strategic support to physician groups and health care executives on matters including mergers and acquisitions, regulatory guidance, state regulation of risk-bearing entities, and compliance. Ms. Zamore also led the coordination and management of nationwide legal, regulatory, and compliance matters related to all lines of health insurance business during her time with UnitedHealth Group, Inc. Earlier in her career, Ms. Zamore worked at several large national law firms and completed a federal clerkship.
Ms. Zamore received her B.A. in Government from Georgetown University and her
J.D. from Columbia Law School.
Denise
Zamore

agilon health 2026 Proxy Statement |	25

Executive Compensation.
A Letter from the Compensation and Human
Capital Committee
April 22, 2026
Dear Stockholders,
The Compensation and Human Capital Committee (the "Committee") believe it is important to share details regarding the interconnected leadership developments, business results, and strategy changes that informed the Company's compensation programs this year.
In July 2025, then Chief Executive Officer and President, Mr. Steven Sell departed the Company and, subsequently in
August 2025, the Board appointed Ronald Williams, the Company's co-founder and Chairman of the Board since 2017, to serve as Executive Chairman. In connection with this transition, the Company also established the Office of the Executive
Chairman, led by Mr. Williams and comprised of key senior executives, to assume the responsibilities of the chief executive officer on an interim basis. Together with our Chief Financial Officer’s continued leadership and other key executive appointments, we entered 2026 with a strengthened leadership team and a clear strategic direction. The Board has confidence that this team is well positioned to advance the Company’s priorities and drive long-term value creation and acknowledges and appreciates the efforts of these leaders during this period of transition.
Against this backdrop, agilon’s 2025 financial performance reflected a year of stabilization and decisive action. Revenue remained stable; however, profitability was pressured by a number of issues including lower risk score, elevated cost trends and increased utilization across the healthcare landscape. Management responded with clear and decisive actions to strengthen the Company’s financial foundation, including enhancing payor relationships, expanding data visibility and analytics capabilities, and driving improved quality outcomes. The Committee believes these actions are critical to restoring margin expansion and positioning the Company for improved profitability in 2026 and beyond.
Throughout 2025, the Committee continued to evaluate and refine the Company’s compensation programs to ensure alignment with evolving strategic priorities and to reinforce a disciplined pay-for-performance philosophy. Given the inherent complexity of forecasting financial outcomes within agilon’s value-based care model, where financial performance occurs more than a year after execution of initiatives, the Committee prioritized simplification and clarity. As part of this effort, the
Company eliminated the previous medical margin modifier and increased focus on Adjusted EBITDA as the primary financial metric. The remaining elements of the Company's incentive program continued to emphasize growth, quality, experience, and culture, reflecting the multidimensional drivers of long-term value. In addition, 2025 long-term equity awards consisted of time-vested stock options and restricted stock units, as well as a separate two-year, performance-based Transformational
Award tied to achieving Adjusted EBITDA goals in 2026. The Committee believes this structure appropriately balances retention and performance, establishes a clear profitability horizon during a transitional phase, and aligns executive incentives with stockholder value creation.
The Board believes that fostering long-term relationships with stockholders and maintaining their trust is a necessary element of good corporate governance. The Company proactively reaches out to and engages with its stockholders year-
round to better understand their views on key topics. This dialogue helps us gain useful feedback on a wide variety of topics, including corporate governance, executive compensation, sustainability, and business strategy.

26	| agilon health 2026 Proxy Statement

EXECUTIVE COMPENSATION
This engagement process, along with the clarified strategic direction, informed additional modifications for 2026. The
Company further simplified the annual cash incentive program to focus on profitability, quality, and experience. Membership growth was removed as a metric to align with the Company's focus on profitability. The Company also determined that setting new multi-year performance goals for the long-term equity incentives was not appropriate given the extent of the strategic re-direction. Instead, the Company reinforced near-term profitability objectives through the simplified annual bonus and the Transformational Award described below.
The Committee deeply values your continued investment in agilon and your engagement with the Company. We remain committed to ensuring that agilon’s compensation programs support its strategy, promote accountability, and drive long-term stockholder value creation. While 2025 was a year of transition, we believe the actions taken, in leadership, strategy, and incentive design, position agilon health for meaningful progress in the years ahead.
Sincerely,
Diana McKenzie (Chair)
Karen McLoughlin
Silvana Battaglia
(1)  For purposes of this proxy statement, medical margin and Reported Adjusted EBITDA refer to the non-GAAP financial measures as defined and reconciled in Appendix A. References in this Compensation Discussion and Analysis to Adjusted EBITDA refer to the measure used by the Compensation and Human Capital Committee for compensation purposes, which may differ from Reported
Adjusted EBITDA. Please see "Long-Term Equity Incentives — Target Goals and Actual Achievements" for more information regarding the definitions of Adjusted EBITDA used for compensation purposes.

agilon health 2026 Proxy Statement |	27

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
Named Executive Officers
This compensation discussion and analysis provides information about the material elements of compensation that are paid or awarded to, or earned by, the named executive officers (“NEOs”) for Fiscal Year 2025 as follows:
Jeffrey Schwaneke
Chief Financial Officer and Interim
Co-Principal Executive Officer
Denise Zamore
Chief Legal Officer and Corporate Secretary
Benjamin Shaker
Chief Markets Officer and Interim
Co-Principal Executive Officer
Steven Sell
Former Chief Executive Officer and President
Girish Venkatachaliah
Chief Technology Officer
FISCAL YEAR 2025 LEADERSHIP TRANSITION
On July 29, 2025, Mr. Steven Sell resigned as Chief Executive Officer and President of the Company and from the
Company’s Board of Directors. In connection with the foregoing, the Board named Mr. Ronald Williams to the position of
Executive Chairman and established the Office of the Executive Chairman, comprised of senior leaders of the Company
(collectively with the resignation of Mr. Sell, the "CEO Transition"). The Board also designated Jeffrey Schwaneke and
Benjamin Shaker as co-interim principal executive officers, effective July 29, 2025.
Executive Summary
COMPANY PERFORMANCE AND STRATEGY
For the year ended December 31, 2025, the Company reported revenue of $5.93 billion, medical margin of negative $56.6 million, and a Reported Adjusted EBITDA loss of $296.2 million.1 Profitability was pressured by lower risk adjustment revenue, strategic market exits, prior year development, continued elevated cost trends and utilization in certain categories.

28	| agilon health 2026 Proxy Statement

EXECUTIVE COMPENSATION
Despite these challenges, the Company moved quickly and took decisive steps to restore financial strength and reinforce agilon's mission. Key actions included:
•enhancing financial and clinical visibility through an upgraded data pipeline that delivers timely member-level clinical and claims data for a significant portion of members, enabling faster issue identification and stronger operational follow-through.
•rebalancing the Company's growth approach by prioritizing margin over membership growth;
•continuing to strengthen clinical and quality execution through expansion of clinical programs that support closing care gaps and improving quality outcomes;
•optimizing contracting by renegotiating payer agreements across more than 50% of the Company's business to better align economics with agilon’s strong quality, cost, and outcomes performance while minimizing exposure to factors outside of the Company's control such as Part D claims; and
•streamlining the Company's cost structure by implementing restructuring actions and centralizing key functions where appropriate.
CARE DELIVERY AND THE TIMING OF PAYMENT
The Centers for Medicare & Medicaid Services ("CMS") establishes annual Medicare Advantage payment rates and quality ratings, and those payment and reconciliation processes operate on a recurring annual cycle. As a result, agilon health’s care delivery, documentation and quality performance in one year often affect payments in the following year. The graphic below illustrates this relationship between annual operating performance and the timing of related financial impact, including how risk adjustment reconciliation and Stars performance may affect payments over time.
2025 Rate Notice Takes Effect
Final Medicare Advantage rates
and payment policies approved
in April 2024 take effect in
January 2025.
2025 Payments Reflect
2024 Diagnoses and Treatment
Payments reflect care diagnosed and
treated in 2024, subject to any
adjustments due to STARS ratings
announced in 2023.
2025
2026 Payments Reflect
2025 Diagnoses and Treatment
Payments reflect care diagnosed and
treated in 2025, subject to any
adjustments due to STARS ratings
announced in 2024.
2026 Rate Notice Takes Effect
Final Medicare Advantage rates
and payment policies approved
in April 2025 take effect in
January.
2026

agilon health 2026 Proxy Statement |	29

EXECUTIVE COMPENSATION
This timing dynamic made both current-year execution and the expected future financial impact of the Company’s transformation initiatives important considerations in the Compensation and Human Capital Committee’s design of the 2026 compensation program.
SAY ON PAY RESULTS
Each year stockholders are provided with an opportunity to cast a non-binding advisory vote to approve the Company's executive compensation program (the "Say on Pay" vote).
At the Company's 2025 Annual Meeting of Stockholders held in May 2025, approximately 77.4% of stockholder votes cast were in support of the Company's
Fiscal Year 2024 Named Executive Officer ("NEO") compensation program.
STOCKHOLDER ENGAGEMENT ON EXECUTIVE COMPENSATION
The Compensation and Human Capital Committee reviews the outcome of the Say on Pay vote and considers stockholder feedback on the Company's NEO compensation program and compensation practices. At the start of Fiscal Year 2026, the
Company conducted outreach to current stockholders, including its largest passive investors and the CD&R Investor. This outreach covered stockholders representing approximately 45% of the Company's outstanding shares. Members of management and the Board, including the Chair of the Compensation and Human Capital Committee subsequently met with investors representing, at the time, approximately 37% of the Company's outstanding shares to discuss compensation programs and other topics of interest.
While executive compensation was discussed during these engagements, none of the Company's stockholders expressed concerns about the Company's executive compensation programs. Instead, stockholder feedback was primarily focused on broader strategic and governance matters, including:
•leadership transition and the Company's search for a chief executive officer;
•the Company's transformation strategy and oversight;
•Board governance and structure;
•the Company's contracting and financial discipline; and
•the Company's use of technology, AI and risk management.
The Compensation and Human Capital Committee considers the perspectives and insights shared during these discussions in its ongoing evaluation of the Company's executive compensation program. Because the feedback from current stockholders was supportive of the Company's program design and did not express any areas of specific concern, the committee did not take any specific action in response to stockholder feedback this year.

30	| agilon health 2026 Proxy Statement

EXECUTIVE COMPENSATION
FISCAL YEAR 2025 COMPENSATION PROGRAM ELEMENTS
The following table summarizes elements of NEO compensation in Fiscal Year 2025, the purpose of each element, and how it fits into the Company's overall compensation philosophy. See “Compensation Philosophy and Objectives” on page 32 for more information.

Pay Component	Purpose	Key Metrics

Base Salary	Fixed annual cash compensation to attract and retain executives by providing competitive salaries that reflect individual contributions	Current compensation relative to competitive rates for similar roles

Annual Cash Incentives	Performance-based variable pay that delivers cash incentives for achievement of short-term business objectives and results	•Adjusted EBITDA •Operational metrics •Individual performance

Long-Term Equity Awards	Performance-based and time-based equity compensation to align executive and stockholder interests, create "ownership culture", and reward for achievement of longer-term financial results	•Stock price appreciation •Adjusted EBITDA achievement •Continuation of employment

agilon health 2026 Proxy Statement |	31

EXECUTIVE COMPENSATION
COMPENSATION PROGRAM CHANGES FOR FISCAL YEARS 2025 AND 2026
The Compensation and Human Capital Committee made targeted adjustments to the Company's annual cash incentive program in Fiscal Years 2025 and 2026 to simplify the structure and better align incentives with the Company's evolving strategy.
Annual Cash Incentive Program
For Fiscal Year 2025, the Compensation and Human Capital Committee simplified the financial component of the program by removing the Medical Margin Modifier and focusing the financial component solely on Adjusted EBITDA, as it serves as broader measure of overall operating performance. The committee also shifted 5% of the overall weighting from Growth to
Quality to reinforce the importance of execution and care delivery performance.
For Fiscal Year 2026, following a comprehensive review that considered the Company’s evolving strategy, the
Compensation and Human Capital Committee made additional refinements to further emphasize profitability and operational discipline. These changes include:
•added a 10% Operational Efficiencies metric;
•reduced Adjusted EBITDA weighting by 10%;
•removed the Membership Growth metric;
•combined and increased weightings of the Quality and Experience metrics; and
•reduced weighting of the Team & Culture metric by 5%.
These modifications reflect the Company's strategic shift toward stronger focus on profitability and operational execution, and reduced emphasis on near-term membership growth in 2026.
Long-Term Equity Awards
The Compensation and Human Capital Committee also adjusted the structure of long-term equity awards in Fiscal Years
2025 and 2026 to reduce the potential impact of Medicare benchmark rates, payer bids, external utilization and cost trends on multi-year earnings forecasts.
For Fiscal Year 2025, the Compensation and Human Capital Committee approved a long-term equity award mix consisting of time-vested RSUs and stock options. In addition, the committee granted a one-time, two-year performance-based
Transformational Award to each NEO in connection with the annual award cycle. The award was also granted under a company-wide program for employees hired on or before March 31, 2025, aligning employees and NEOs around the same performance objectives and long-term value creation. In light of the Company’s strategic market exits and increased emphasis on strengthening partnership economics, the committee identified near-term Adjusted EBITDA improvement as a critical driver of stockholder value and designed the Transformational Award to align executive incentives with this objective.
The Company also updated its equity award vesting schedule to a three-year ratable vest from a four-year ratable vest to better align with peer practice.
For Fiscal Year 2026, the Compensation and Human Capital Committee approved grants of restricted stock units that vest ratably over three years. The number of units granted was determined by converting the intended grant date fair value
(expressed in dollars) divided by a $50.00 share price in order to manage dilution, given the Company’s share price of below
$25.00 on the date of grant, as adjusted for the reverse stock split which became effective on March 30, 2026.

32	| agilon health 2026 Proxy Statement

EXECUTIVE COMPENSATION
The following table summarizes the incentive-based compensation programs granted in Fiscal Years 2024, 2025, and 2026.

Program	Feature	Fiscal Year 2024 Design	Fiscal Year 2025 Design	Fiscal Year 2026 Design

Annual Cash Incentive Program	Metrics	+ Medical Margin Modifier (+/- 15%)
■ Adjusted EBITDA ■ Membership ■ Experience ■ Quality ■ Operational ■ Clinical & Quality ■ Culture Growth Efficiencies

Annual Long- Term Equity Awards	Vehicles		excludes Transformational Award PSUs
■ PSUs ■ RSUs ■ Stock Options

	PSU Metrics			N/A
■ Adjusted EBITDA ■ Revenue

PAY FOR PERFORMANCE ALIGNMENT & GOAL RIGOR
The Compensation and Human Capital Committee has established rigorous performance goals based on the best information available at the time of approval. This is reflected in the range of outcomes under the annual cash incentive program and performance-based share units ("PSUs") over the past four fiscal years, during which payouts have averaged below target. Payouts tied to Adjusted EBITDA have generally been below target.
External utilization and cost trends can have a material impact on earnings, particularly for the Company's scale and membership growth profile. The Compensation and Human Capital Committee takes a holistic approach to aligning pay with performance by assessing management's performance on controllable factors while ensuring final payouts reflect stockholder outcomes. Consistent with this approach, the committee exercised discretion to adjust the annual cash amounts that would have otherwise been paid to NEOs based on the scorecard-funded amount in Fiscal Years 2023, 2024, and 2025
- eliminating payouts in Fiscal Year 2023 and increasing payouts in Fiscal Years 2024 and 2025. Overall, these adjustments reduced payouts to the Company's NEOs due to Adjusted EBITDA performance that did not meet expectations. The
Compensation and Human Capital Committee believes the resulting payouts are appropriately aligned with the stockholder experience over this period.

agilon health 2026 Proxy Statement |	33

EXECUTIVE COMPENSATION
The following table summarizes Company incentive-based compensation outcomes for Fiscal Years 2023, 2024, and 2025:

	Annual Cash Incentive Program		PSUs	Commentary

2025	53% Scorecard Result		42% FY23-FY25 Payout 84% Revenue 0% Adjusted EBITDA	Committee determined bonus payouts were earned in accordance with the pre- established performance metrics approved for the year, with informed judgment applied to the Growth metric for the NEOs
	0% CEO Payout	58% NEO Payout

2024	29% Scorecard Result		87% FY22-FY24 Payout 174% Revenue 0% Adjusted EBITDA	Committee determined positive discretion was appropriate to recognize non‑financial performance and retain key executives
	29% CEO Payout	29-50% NEO Payout

2023	96% Scorecard Result		N/A	Committee determined Adjusted EBITDA performance did not meet expectations and exercised negative discretion to reduce the overall scorecard funding and eliminate bonus payouts entirely for the NEOs
	0% CEO Payout	0% NEO Payout
Compensation Structure & Highlights
COMPENSATION PHILOSOPHY AND OBJECTIVES
The Company's executive compensation programs support the business strategies and priorities by attracting, retaining and developing individuals with necessary expertise and experience. Incentive programs are designed to encourage performance and results that will create value for the Company and stockholders while avoiding unnecessary risks.
Executive compensation programs have the following objectives:
•attract and retain top executive talent;
•reward executives commensurate with their performance, experience and capabilities;
•create a performance culture geared toward exceptional support of physician partners; and
•align the Company's executive interests with the interests of stockholders and incentivize executives to share in the
Company's stockholder success.

34	| agilon health 2026 Proxy Statement

EXECUTIVE COMPENSATION
EXECUTIVE COMPENSATION PROGRAM BEST PRACTICES
The Company's executive compensation program is designed to provide strong alignment between executive pay, stockholder interests, and company performance. The following features demonstrate how the Company’s executive compensation program reflects best practices and reinforces the compensation philosophy:
WHAT
AGILON
DOES
Reward executives commensurate with their performance, experience and capabilities
Emphasize at-risk pay by tying a majority of the executive's total compensation opportunity to performance goals and/or stock price performance
Create “ownership culture” and align executives with stockholders by delivering a significant portion of pay in equity awards
Maintain a stock ownership guideline policy that reinforces the alignment of executive and stockholder interests
Maintain a clawback policy that applies to performance-based cash and equity programs
Review external market data when making decisions on executive pay levels and annually review the Company's peer group
Conduct an annual advisory vote on named executive officer compensation
Engage an independent compensation consultant to advise the Compensation and
Human Capital Committee
Provide competitive employee benefits
Allow executives to hedge or monetize transactions with respect to the Company's securities
Allow executives to pledge the Company’s securities as collateral for a loan
Use compensation practices that encourage unnecessary and excessive risk taking
Provide dividends or dividend equivalents on unearned performance-based share units unless and until the underlying award vests (and if such award is forfeited, no dividend equivalents are paid out)
Grant stock options or stock appreciation rights with an exercise price less than the fair market value on the grant date and do not exchange or reprice underwater options
WHAT
AGILON
DOESN’T DO

agilon health 2026 Proxy Statement |	35

EXECUTIVE COMPENSATION
agilon’s Executive Compensation Program
TOTAL TARGET COMPENSATION MIX
The Compensation and Human Capital Committee places significant emphasis on at-risk/variable and long-term equity compensation. These compensation vehicles reward strong company financial and operating performance and align the interests of the NEOs with those of stockholders. The charts below show the total target compensation mix for the former
CEO and, on average, the other NEOs for Fiscal Year 2025.

■	Base Salary	■	Annual Cash Incentives	■	Equity Awards*	■	At-Risk Pay
*ㅤThe above charts reflect target compensation levels for Fiscal Year 2025. In this proxy statement, “target compensation” is generally used to refer to an NEO’s salary, target annual cash incentive, and grant date fair value of equity awards granted during the applicable year. The “CEO Mix” chart reflects Mr. Sell’s target annual compensation prior to his departure from the Company. The “NEO Mix” chart reflects the average pay mix for NEOs who were employed by the Company for the full Fiscal Year 2025 period and participated in all components of standard ongoing compensation. Equity awards represent the target annual grants for Fiscal Year 2025 and exclude the one-time Transformational Award.

36	| agilon health 2026 Proxy Statement

EXECUTIVE COMPENSATION
BASE SALARY
The Company provides base salaries to attract, retain and reward executive talent. The Compensation and Human Capital
Committee reviews NEO base salaries annually in the first quarter of the fiscal year and conducts additional reviews on an as-needed basis when an NEO's role or responsibilities change materially. In determining NEO base salaries, the committee considers individual performance, experience, market pay levels and data for comparable positions, the significance of the role to the Company, and other relevant factors it deems appropriate.
For Fiscal Year 2025, the Compensation and Human Capital Committee approved salary increases for Mr. Shaker and Ms.
Zamore to better align their compensation with market levels for their respective roles. Annual base salary levels for each
NEO in effect at the end of Fiscal Year 2024 and Fiscal Year 2025 are shown in the table below. For Mr. Sell, the amount shown for Fiscal Year 2025 reflects his annual base salary rate at resignation, not total compensation paid.

Name	Title	FY 2024 Base Salary	FY 2025 Base Salary	Percent Change

Jeffrey Schwaneke	Chief Financial Officer and Interim Co-Principal Executive Officer	$625,000	$625,000	—%

Benjamin Shaker	Chief Markets Officer and Interim Co-Principal Executive Officer	$425,000	$450,000	5.9%

Girish Venkatachaliah	Chief Technology Officer	$425,000	$425,000	—%

Denise Zamore	Chief Legal Officer and Corporate Secretary	$400,000	$425,000	6.3%

Steven Sell	Former Chief Executive Officer and President	$750,000	$750,000	—%

agilon health 2026 Proxy Statement |	37

EXECUTIVE COMPENSATION
ANNUAL INCENTIVE COMPENSATION
Overview
Each NEO's target award opportunity is expressed as a percentage of base salary, and is determined based on the NEO's role, individual performance, and market pay data for comparable positions. For Fiscal Year 2025, each NEO had a target incentive opportunity equal to 75% of their base salary and could earn up to a maximum of 150% of the target amount based on performance for the fiscal year.
These annual incentives are at-risk and earned based on achievement of pre-established financial and operational metric goals approved by the Compensation and Human Capital Committee. Conditioning a meaningful portion of total cash compensation on the Company’s achievement of annual Adjusted EBITDA goals reinforces the focus on achieving profitable growth, while operational metrics related to membership, experience, quality, and human capital provide balance and reflect broader performance priorities. The committee also evaluates each NEO's individual performance against specific criteria when assessing and finalizing individual payouts and may adjust payouts up or down accordingly.
For Fiscal Year 2025, performance metrics were as follows:
55% Financial Metrics
45% Operational Metrics
For Fiscal Year 2025, The Company shifted 5% of the weighting from Growth to Quality to reinforce emphasis on execution and outcomes and removed the Medical Margin modifier to simplify and emphasize Adjusted EBITDA.

38	| agilon health 2026 Proxy Statement

EXECUTIVE COMPENSATION
Fiscal Year 2025 Goals and Achievement
The Compensation and Human Capital Committee seeks to establish threshold, target, and maximum goals for the annual cash incentive plan that are rigorous and require strong in-year execution.
For Fiscal Year 2025, the Adjusted EBITDA result was below the threshold goal, and achievement of operational goals was mixed. Performance for Fiscal Year 2025 resulted in the following annual cash incentive program achievement:

	Measure	Detail	Weighting	Threshold (50% Payout)	Target (100% Payout)	Maximum (150% Payout)	Actual Achievement

Financial	Adjusted EBITDA*	Externally reported metric	55%	$(95M)	$(75M)	$(55M)	$(274M)

Operational	Growth**	Year-end existing market membership	5%	490,000 Enrolled Members	505,000 Enrolled Members	520,000 Enrolled Members	510,000 Enrolled Members

	Growth**	New market membership	5%	20,000 Members	30,000 Members	45,000 Members	14,000 Members

	Quality***	Chronic condition reassessment (“CCR”) & acknowledgement rates (“AR”)	7.5%	93% CCR/AR Blended rate	94.5% CCR/AR Blended Rate	96% CCR/AR Blended Rate	97% CCR/AR Blended Rate

		% Gaps Closed and primary care physician ("PCP") Touchpoints	7.5%	15/25 Targets Passing	18/25 Targets Passing	22/25 Targets Passing	22/25 Targets Passing

	Experience****	High-risk ADK equal to or less than 2025	10%	15/25 Targets Passing	18/25 Targets Passing	22/25 Targets Passing	25/25 Targets Passing

	Culture*****	Team and Culture metrics	10%	Discretionary			100%

Overall Scorecard Funding: 58%

*2025 Adjusted EBITDA is a management performance measure that is not a financial measure prepared in accordance with GAAP and may not be comparable to Adjusted EBITDA as reported in the Company's Annual Reports on Form 10-K. The 2025 Adjusted EBITDA
utilized in determining management compensation is calculated as net income (loss) adjusted to exclude: (i) income (loss) from discontinued operations, net of income taxes, (ii) interest expense, (iii) income tax expense (benefit), (iv) depreciation and amortization,
(v) stock-based compensation expense, (vi) severance and related costs, and (vii) certain other items not considered by the Company in the evaluation of ongoing operating performance. The Company reflects its share of Adjusted EBITDA for equity method investments by applying its actual ownership percentage for the period to the applicable reconciling items on an entity-by-entity basis. The results of operations from the February 28, 2023, acquisition of My Personal Health Record Express, Inc. (“mphrX”) have been excluded from the 2025 Adjusted EBITDA calculation in determining the achievement target for PSUs granted in 2023. The results of exits from the
South Carolina, Austin UHC, Austin CMC markets as well as part of the Maine market have been excluded from the 2025 Adjusted
EBITDA three-year performance period calculation in determining the achievement target for PSUs granted in 2023.
**The market platform membership goals established by the Compensation and Human Capital Committee were based on the number of individuals enrolled in a Medicare Advantage plan attributed to the PCPs on the agilon platform. The committee exercised discretion on the new growth measure and approved achievement of this metric at 5%, reflecting deliberate management actions to appropriately limit growth after the targets were set. In the committee's view, the original growth plan established at target-setting would likely have been misaligned with positive business outcomes.
***The blended rate for chronic care reassessments and acknowledgement rate goals established by the Compensation and Human
Capital Committee consisted of reassessment rate goals blended across all markets.

agilon health 2026 Proxy Statement |	39

EXECUTIVE COMPENSATION
***The goals established by the Compensation and Human Capital Committee consisted of agilon markets achieving certain “pass”
thresholds related to patient and provider experience as measured by % Gaps Closed and PCP member touchpoints for high-risk patients. There was a total of 25 opportunities with 25 of those specific to % Gaps Closed and 25 specific to PCP Touchpoints on a pass/fail score. To qualify for a pass on the % Gaps Closed, either a minimum of 2% improvement from the previous year is required, or if the 2% improvement is deemed not achieved, the % Gaps Closed must be equivalent to 4.5 Stars. To qualify for a "pass" on the
PCP touchpoints, a minimum 5% improvement would be required from prior year or if the 5% improvement is not achieved, the
Medicare Advantage Readmissions per Thousand (“R/ADK”) must be <18.
****High risk patients are defined by a model score of 0.65 or higher from agilon High Risk Model, a predictive model that evaluates patient demographics, diagnosis and utilization history, and predicts likelihood of high utilization in the next 12 months.
*****For 2025, the Team and Culture goal was comprised of a discretionary bonus component across three categories: total company engagement score, inclusion, and voluntary attrition/retention. Because this was a non-formulaic category, the Chief Executive Officer and the Chief People Officer made a recommendation to the Compensation and Human Capital Committee for approval relative to this category.
During 2025, the Compensation and Human Capital Committee considered whether the formulaic annual bonus score appropriately reflected management’s performance and the Company’s operating context. After discussion in 2025 and further deliberation in early 2026, the committee applied its informed business judgment to determine final bonus outcomes.
The committee concluded that a purely mechanical result would not fully capture the year’s priorities and execution as the
Company navigated significant change while continuing to advance its strategy. The committee exercised informed judgment on the new growth measure and approved target achievement at 5%, reflecting deliberate management actions to appropriately limit growth after the targets were set. In the committee's view, the original growth plan established at target-
setting would likely have been misaligned with positive business outcomes.
The Compensation and Human Capital Committee weighed the intentional shift toward select partnerships and near-term profitability, leadership and organizational transitions, and continued margin headwinds that affected reported outcomes. The committee also considered the importance of using consistent, reliable measurement approaches across the year, including the impact of evolving data sources and methodologies on certain metrics. Based on this holistic assessment, the committee evaluated the scorecard results in context of the strategic shifts during Fiscal Year 2025. The committee determined to score the Growth metric at target following the in-year decision to rebalance the Company's growth approach by prioritizing margin over membership growth. The other elements were funded based on the formula. An added growth measure for new market membership further increased the overall annual cash incentive program funding to 58% of target.
Determination of Fiscal Year 2025 NEO Award Amounts
Based on the factors described above, the Compensation and Human Capital Committee awarded the following payouts under the annual cash incentive program for Fiscal Year 2025 performance. Both Mr. Shaker and Ms. Zamore received a base salary increase in Fiscal Year 2025, and Ms. Zamore also received an increase to her target bonus amount. As such, their final payouts were prorated for such changes during the year, as applicable. Mr. Sell is not included in the following table, as he resigned from the Company effective July 29, 2025 and did not receive a payout under the Company's annual cash incentive program for Fiscal Year 2025. See “Narrative Disclosure to Summary Compensation Table and Grants of
Plan-Based Awards Table—Employment Agreements” below for a description of severance benefits.

Name	Title	Target Bonus	Overall Funding	Individual Factor	Final Payout

Jeffrey Schwaneke	Chief Financial Officer and Interim Co-Principal Executive Officer	$468,750	58%	100%	$271,875

Benjamin Shaker	Chief Markets Officer and Interim Co-Principal Executive Officer	$337,500	58%	100%	$193,545

Girish Venkatachaliah	Chief Technology Officer	$318,750	58%	100%	$184,875

Denise Zamore	Chief Legal Officer and Corporate Secretary	$318,750	58%	100%	$184,408

40	| agilon health 2026 Proxy Statement

EXECUTIVE COMPENSATION
LONG-TERM EQUITY INCENTIVES
Long-term equity incentive awards are provided to NEOs to align a significant portion of total compensation with the
Company's performance over multi-year periods. These awards complement the annual cash incentive program by encouraging NEOs to deliver sustained financial results and create long-term stockholder value.
Fiscal Year 2025 Award Opportunities
In April 2025, the Compensation and Human Capital Committee granted annual long-term equity awards to the NEOs consisting of 50% stock options and 50% time-based restricted stock units (“RSUs”). The committee believes these equity awards are an appropriate element of total compensation, align NEO and stockholder interests, and provide meaningful retention incentives.
The Compensation and Human Capital Committee removed PSUs from the annual long-term equity award mix in Fiscal
Year 2025 in light of the Company's evolving strategy and the challenges associated with projecting and measuring multi-
year financial performance in the Company's industry. As a result, the committee decided to emphasize time-vesting equity in the annual long-term equity award program to maintain alignment with stockholders while providing greater certainty in the design. In addition, the committee also views stock options as being performance-based, since they have value only if the market price of the Company’s common stock appreciates after the date of grant.
In addition to the Fiscal Year 2025 annual equity awards, the Compensation and Human Capital Committee granted a one-
time PSU award (the "Transformational Award") measured over a two-year period to each NEO at the time of the annual award cycle. The award was also granted under a company-wide program for employees hired on or before March 31, 2025, aligning employees and NEOs around the same performance objectives and long-term value creation. The committee determined this award was appropriate to reinforce a pay-for-performance culture, drive long-term value creation, and mitigate retention risks in light of below-target realizable pay outcomes and a decline in stock price that significantly reduced the value of prior equity awards. The Company used Adjusted EBITDA to measure performance for these awards because, and as noted above, the committee believes the Company’s achievement of Adjusted EBITDA goals reinforces the focus on achieving profitability.

Vehicle	Purpose	Annual Weighting	Overall Weighting	Vesting

RSUs	Provides value through restricted stock units tied to Company stock price performance	50%	35-40%	Ratably over three years

Stock Options	Aligns compensation with stockholder value growth	50%	35-40%	Ratably over three years

Transformational Award PSUs	One-time, two-year performance-based award to measure Adjusted EBITDA results		20-30%	Performance over two-years

agilon health 2026 Proxy Statement |	41

EXECUTIVE COMPENSATION
The size of each NEO’s annual equity award is determined by the Compensation and Human Capital Committee, taking into account the NEO's role, tenure, individual performance, and market pay data for comparable positions. Based on these factors, the NEOs received Fiscal Year 2025 annual equity awards with the following intended target value, expressed as a dollar value that was then converted into a number of options or RSUs, as applicable.

Name	Title	Annual RSUs	Annual Stock Options	Total Target Annual Equity	Transformational Award

Jeffrey Schwaneke	Chief Financial Officer and Interim Co-Principal Executive Officer	$1,750,000	$1,750,000	$3,500,000	$1,200,000

Benjamin Shaker	Chief Markets Officer and Interim Co-Principal Executive Officer	$1,750,000	$1,750,000	$3,500,000	$1,200,000

Girish Venkatachaliah	Chief Technology Officer	$500,000	$500,000	$1,000,000	$437,500

Denise Zamore	Chief Legal Officer and Corporate Secretary	$1,000,000	$1,000,000	$2,000,000	$500,000

Steven Sell	Former Chief Executive Officer and President	$2,250,000	$2,250,000	$4,500,000	$1,800,000

Stock Options
Stock options provide value to NEOs only if the Company’s stock price appreciates above the grant-date price, thereby aligning executive incentives with stockholder interests. The stock options granted to NEOs vest in three equal annual installments, subject to the NEO’s continued employment through each applicable vesting date.
All stock options have a maximum term of ten years from the grant date.
RSUs
RSU awards align executive incentives with long-term stockholder value creation and support executive retention over the vesting period. These awards vest in three equal annual installments, subject to the NEO’s continued employment through each applicable vesting date.
Transformational Award PSUs
Following the Company's strategic market exits and increased emphasis on strategically limited partnership growth, the
Compensation and Human Capital Committee focused on key profitability targets for Fiscal Year 2026 and identified
Adjusted EBITDA improvement as the most critical driver of stockholder value at this stage of the Company's evolution.
The Transformational Award was designed to align executive incentives with the achievement of these goals and long-term value creation.
The Transformational Award was granted in the form of PSUs for executives. The performance period spans two years, from
January 1, 2025 through December 31, 2026, with vesting contingent on continued service and the achievement of rigorous, pre-established Adjusted EBITDA goals in Fiscal Year 2026. The award contains threshold and performance tiers, with a maximum payout of 400% of the award, earned only if performance significantly exceeds the plan target.
The Compensation and Human Capital Committee, with input from its independent compensation consultant, evaluated market practices, peer data, the Company's stockholder returns, and the Company’s historical pay outcomes to determine the value of the Transformational Award. Additional information regarding grant-date fair value is provided in the "Summary
Compensation Table" and “Grants of Plan-Based Awards for Fiscal Year 2025” table.

42	| agilon health 2026 Proxy Statement

EXECUTIVE COMPENSATION
PSUs Granted in 2023
In April 2023, the Compensation and Human Capital Committee approved a three-year PSU award covering the Fiscal Years
2023 - 2025 performance period that would vest based on Revenue and Adjusted EBITDA, with each metric weighted equally under the award. The threshold, target, and maximum performance goals for each metric are set forth in the “2023
Plan Design” table below.
Based on certified results of the Fiscal Years 2023 - 2025 performance period, the Company achieved Revenue of $16,288 million and an Adjusted EBITDA loss of ($250) million. After giving effect to restated targets that exclude the Hawaii, South
Carolina, Maine and Austin UHC market exits, performance resulted in achievement of 84% of target for Revenue and 0% of target for Adjusted EBITDA, with each metric weighted equally under the award. Accordingly, the 2023 PSU award vested at
42% of the target number of PSUs.
Target Goals and Actual Achievement

Performance Metric	Weighting	Threshold (50% Payout)	Target (100% Payout)	Maximum (200% Payout)	Actual Achievement	Payout (% of target)

Revenue ($M)	50%	$17,577	$18,503	$21,278	$16,288	84%

Adjusted EBITDA ($M)	50%	$301	$377	$452	$(250)	—%

Overall	100%					42%

*2023 Adjusted EBITDA is a management performance measure that is not a financial measure prepared in accordance with GAAP and may not be comparable to Adjusted EBITDA as reported in the Company's Annual Reports on Form 10-K. The 2023 Adjusted EBITDA
utilized in determining management compensation is calculated as net income (loss) adjusted to exclude: (i) income (loss) from discontinued operations, net of income taxes, (ii) interest expense, (iii) income tax expense (benefit), (iv) depreciation and amortization,
(v) stock-based compensation expense, (vi) severance and related costs, and (vii) certain other items that are not considered by the
Company in the evaluation of ongoing operating performance. The Company reflects its share of Adjusted EBITDA for equity method investments by applying its actual ownership percentage for the period to the applicable reconciling items on an entity-by-entity basis.
The results of operations from the acquisition of mphrX have been excluded from the 2023 Adjusted EBITDA three-year performance period calculation in determining the achievement target for PSUs granted in 2021.
2024 Adjusted EBITDA is a management performance measure that is not a financial measure prepared in accordance with GAAP and may not be comparable to Adjusted EBITDA as reported in the Company's Annual Reports on Form 10-K. The 2024 Adjusted EBITDA
utilized in determining management compensation is calculated as net income (loss) adjusted to exclude: (i) income (loss) from discontinued operations, net of income taxes, (ii) interest expense, (iii) income tax expense (benefit), (iv) depreciation and amortization,
(v) stock-based compensation expense, (vi) severance and related costs, and (vii) certain other items that are not considered by the
Company in the evaluation of ongoing operating performance. The Company reflects its share of Adjusted EBITDA for equity method investments by applying its actual ownership percentage for the period to the applicable reconciling items on an entity-by-entity basis.
The results of operations from the acquisition of mphrX have been excluded from the 2024 Adjusted EBITDA calculation in determining the achievement target for PSUs granted in 2022 and 2023. The results of operations from Company exits in the South Carolina, Austin
UHC and Austin CMC markets have been excluded from the 2024 Adjusted EBITDA three-year performance period calculation in determining the achievement target for PSUs granted in 2022.
2025 Adjusted EBITDA is a management performance measure that is not a financial measure prepared in accordance with GAAP and may not be comparable to Adjusted EBITDA as reported in the Company's Annual Reports on Form 10-K. The 2025 Adjusted EBITDA
utilized in determining management compensation is calculated as net income (loss) adjusted to exclude: (i) income (loss) from discontinued operations, net of income taxes, (ii) interest expense, (iii) income tax expense (benefit), (iv) depreciation and amortization,
(v) stock-based compensation expense, (vi) severance and related costs, and (vii) certain other items that are not considered by the
Company in the evaluation of ongoing operating performance. The Company reflects its share of Adjusted EBITDA for equity method investments by applying its actual ownership percentage for the period to the applicable reconciling items on an entity-by-entity basis.
The results of operations from the Company's exits in the South Carolina, Austin UHC, Austin CMC markets as well as part of the Maine market have been excluded from the 2025 Adjusted EBITDA three-year performance period calculation in determining the achievement target for PSUs granted in 2023.

agilon health 2026 Proxy Statement |	43

EXECUTIVE COMPENSATION
Equity Grant Policy and Practices
The Compensation and Human Capital Committee has adopted an equity grant policy under which it reviews and approves equity awards to NEOs, including the number of shares granted, vesting, and other material terms of each award. The committee typically reviews and approves annual equity grants at its regularly scheduled meeting in March, with grants effective in April. The grant date for annual equity awards is the date of the committee meeting at which the awards are approved.
The Company administers equity awards in accordance with the Compensation and Human Capital Committee’s directives, including instructions regarding grant timing. While annual equity awards to executive officers are generally approved at the committee’s March meeting, which is scheduled well in advance, the committee retains discretion to approve additional equity awards from time to time, such as in connection with a new hire or promotion.
The Company does not take the release of material nonpublic information into account when determining the timing or terms of equity award grants and does not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.
Determination Of Executive Compensation
The following section describes compensation peer groups and the primary roles and responsibilities of those involved in the determination of executive compensation levels, plan designs, and policies.
2025 COMPENSATION PEER GROUP
In August 2024, the Compensation and Human Capital Committee reviewed the Company's public company peer group for
Fiscal Year 2025, taking into account input from Semler Brossy. The peer group includes other U.S.-based companies that trade on the major U.S. exchanges in related industries.
In reviewing agilon's peer group, the Compensation and Human Capital Committee considered a number of factors, including:
•comparable size, predominantly measured based on revenue between 0.25x to 4.0x revenue;
•related industries within healthcare, consulting and outsourced services, and technology;
•other qualitative business screens (e.g., innovative healthcare businesses and/or businesses that provide back end-support for physicians);
•actual experience in the talent market (companies from which the Company sources and to which it potentially loses executive talent); and
•other factors (e.g., excluding companies experiencing financial distress).

44	| agilon health 2026 Proxy Statement

EXECUTIVE COMPENSATION
Based on this review for 2025, the Compensation and Human Capital Committee determined it appropriate to add Astrana
Health Inc., to remove Definitive Healthcare Corp., MultiPlan Corporation, and Health Catalyst, Inc. due to significant market capitalization declines relative to agilon health at that time, and to remove Oak Street Health Inc. following its acquisition.
The companies comprising the peer group for 2025 compensation review were as follows:

Alignment Healthcare, Inc.	GoodRx Holdings, Inc.	Progyny, Inc.

Astrana Health, Inc.	Guardant Health, Inc.	Quest Diagnostics, Inc.

Certara, Inc.	HealthEquity, Inc.	R1 RCM Inc.

DaVita Inc.	LifeStance Health Group, Inc.	Teladoc Health, Inc.

Doximity, Inc.	Privia Health Group, Inc.	Veeva Systems, Inc.

Evolent Health, Inc.

ROLE OF THE COMPENSATION PEER GROUP & MARKET REFERENCES
This peer group generally represents companies with similar business dynamics, and those with which agilon competes for talent. This group acts as a reference for understanding market data relative to executive pay levels and staying updated on pay practices in agilon's sector, including incentive design, equity vehicles and vesting schedules, governance provisions, and equity usage.
In addition to the peer group proxy data, the Company considers pay level market data from a custom cut of Radford’s compensation survey that includes companies of similar size in relevant industries to agilon. The Compensation and Human
Capital Committee refers to the survey data generally and does not focus on any particular company within the survey (other than the peer companies noted above).
While the Compensation and Human Capital Committee considers peer data to be a helpful reference to assess the competitiveness and elements of Company executive compensation programs, the committee applies its own business judgment and experience to determine individual executive compensation and does not set or target the compensation of executives at specific levels or within specified percentile ranges relative to peer company pay levels. The committee will continue to work with the Executive Chairman, Chief Legal Officer, and Semler Brossy to position pay based on a variety of factors, including market data for executive compensation drawn from the peer group.
COMPENSATION AND HUMAN CAPITAL COMMITTEE
The Compensation and Human Capital Committee, which consists entirely of independent directors, is responsible for reviewing and approving the compensation of executive officers, authorizing and ratifying stock incentive compensation and other incentive arrangements for executive officers, authorizing executive officer employment and related agreements, and reviewing and making recommendations to the full Board with respect to non-executive director compensation.
The Compensation and Human Capital Committee meets regularly and works closely with its independent compensation consultant, Semler Brossy, to make decisions related to Company executive compensation programs, the compensation of the Chief Executive Officer, and the compensation of executive officers. As part of the committee’s annual process, it evaluates the competitiveness of Company compensation programs, the rigor of incentive goal-setting relative to market guidance, the executive pay levels relative to market benchmarks, and the alignment of pay and performance relative to peers.
The full description of the Compensation and Human Capital Committee’s authority and responsibilities is provided in its
Charter, which is available on the Company website. The Compensation and Human Capital Committee consists of Silvana
Battaglia, Diana McKenzie, and Karen McLoughlin, with Diana McKenzie serving as Chair.

agilon health 2026 Proxy Statement |	45

EXECUTIVE COMPENSATION
INDEPENDENT CONSULTANT
The Compensation and Human Capital Committee has engaged Semler Brossy as its independent compensation consultant. Semler Brossy reports to and is directed by the committee and provides no other services to the Company.
During 2025, Semler Brossy performed the following services as the compensation consultant to the committee:
•attended all meetings of the Compensation and Human Capital Committee;
•advised on the design of the Company’s annual and long-term incentive plans, including the selection of the performance metrics;
•reviewed the peer group of companies used for assessing market compensation levels and practices;
•prepared market analysis and external perspective on the competitiveness of the executive compensation programs;
•reviewed and provided guidance on practices related to equity design and usage;
•provided summaries and guidance on regulatory and governance trends impacting compensation;
•reviewed and assessed independent director pay;
•prepared an annual risk assessment of Company compensation programs; and
•reviewed compensation-related proxy statement disclosures.
EXECUTIVE MANAGEMENT
In making decisions on executive compensation, the Compensation and Human Capital Committee considers input from the Company’s Executive Chairman and the executive responsible for the Company’s human resources function. The Chief
Legal Officer currently serves as interim Chief People Officer and provides the committee with information and analysis to support the committee’s review of compensation levels and incentive design, and may provide recommendations regarding compensation actions (other than for herself). The Executive Chairman reviews the performance of the NEOs and other executive officers and provides recommendations regarding their compensation for the committee’s consideration.
Additional Compensation Policies
SEVERANCE BENEFITS
The Company has entered into an employment agreement with each of the NEOs that provides severance benefits if their employment is terminated under certain circumstances. The Company believes these arrangements are appropriate to help provide stability for agilon's management team and are consistent with market practices. See “Narrative Disclosure to
Summary Compensation Table and Grants of Plan-Based Awards Table—Employment Agreements” below for a description of the severance benefits available to the NEOs.

46	| agilon health 2026 Proxy Statement

EXECUTIVE COMPENSATION
STOCK OWNERSHIP GUIDELINES
The Board believes it is important that executive officers and non-employee directors have, and are recognized internally and externally as having, long-term financial interests that are aligned with stockholders.
Accordingly, the Board adopted stock ownership guidelines to reinforce this ownership culture. The stock ownership guidelines set forth that executive officers and non-employee directors own shares of common stock having an aggregate value equal to a multiple of the executive officer’s annual base salary or non-employee director’s annual Board cash retainer as follows:

Position	Multiple

Chief Executive Officer	6x Annual Base Salary

All Other Executive Officers	2x Annual Base Salary

Non-Employee Directors*	5x Annual Board Cash Retainer

*Excludes CD&R Investor affiliated directors
Under the guidelines, executive officers are expected to hold 100% of shares acquired as a result of exercise or settlement of compensatory awards (net of any shares withheld for taxes) until the applicable ownership guideline has been met.
Unvested PSUs, unvested stock options and vested but unexercised stock options do not count toward the guidelines.
CLAWBACK POLICY
In accordance with SEC and NYSE requirements, the Board adopted an executive compensation recovery policy regarding the adjustment or recovery of certain incentive awards or payments made to current or former executive officers in the event the Company is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws. In general, the policy provides that, unless an exception applies, the Company will seek to recover compensation that is awarded to an executive officer based on Company attainment of a financial metric during the three-year period prior to the fiscal year in which the restatement occurs, to the extent such compensation exceeds the amount that would have been awarded based on the restated financial results.
PROHIBITION ON HEDGING AND PLEDGING TRANSACTIONS
The Company's internal Policy on Trading in Securities prohibits hedging or monetization transactions with respect to agilon health securities and the pledging of agilon health securities as collateral for a loan by agilon employees, officers, or directors.

agilon health 2026 Proxy Statement |	47

EXECUTIVE COMPENSATION
Compensation and Human Capital Committee Report
The Company’s Compensation and Human Capital Committee has reviewed the Compensation Discussion and Analysis and discussed it with management and, based on such review and discussions, has recommended to the Board that the
Compensation Discussion and Analysis should be included in this proxy statement.
THE COMPENSATION AND HUMAN CAPITAL COMMITTEE
Diana McKenzie (Chair)
Silvana Battaglia
Karen McLoughlin
This Compensation and Human Capital Committee Report is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act, or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.

48	| agilon health 2026 Proxy Statement

EXECUTIVE COMPENSATION
Summary Compensation Table
The following table sets forth the compensation of the Company's NEOs.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)

Jeffrey Schwaneke(6) Chief Financial Officer and Interim Co-Principal Executive Officer	2025	625,000	—	2,950,003	1,750,000	271,875	14,000	5,610,878

	2024	315,068	300,000	5,260,751	875,004	117,828	267,471	7,136,122

Benjamin Shaker Chief Markets Officer and Interim Co-Principal Executive Officer	2025	450,000	—	2,950,003	1,750,000	193,545	14,000	5,357,548

	2024	425,000	—	2,625,004	875,002	159,375	18,396	4,102,777

	2023	400,000	—	1,875,030	625,003	—	30,185	2,930,218

Girish Venkatachaliah Chief Technology Officer	2025	425,000	—	937,506	500,001	184,875	8,704	2,056,086

	2024	425,000	—	1,500,005	500,000	119,531	16,357	2,560,893

	2023	350,000	—	1,875,030	625,003	—	30,185	2,880,218

Denise Zamore(6) Chief Legal Officer and Corporate Secretary	2025	425,000	—	1,500,008	1,000,002	184,408	14,000	3,123,418

Steven Sell(7) Former Chief Executive Officer and President	2025	431,507	—	4,050,004	2,250,001	—	546,875	7,278,387

	2024	750,000	—	3,375,007	1,125,002	161,438	4,596	5,416,043

	2023	750,000	—	3,375,043	1,125,008	—	16,985	5,267,036

(1)Bonus. Amounts for Mr. Schwaneke include a $300,000 signing bonus when he became the Company's Chief Financial Officer.
(2)Stock Awards. Amounts reported in this column represent the aggregate grant date fair value of RSUs and PSUs granted to the
Company's NEOs, computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification
(“ASC”) Topic 718. For a discussion of the relevant assumptions used to calculate these amounts, please refer to heading “Stock-Based
Compensation” under Note 13 to the Consolidated Financial Statements in the Annual Report.
For 2025 Transformational Award PSUs, the grant date fair value is calculated based upon the probable outcome of the performance condition being achieved (which the Company considered to be the “target” level of performance), consistent with the estimate of aggregate compensation cost to be recognized over the service period determined as of the grant date, excluding the effect of estimated forfeitures. As of the grant date, the values of these Transformational Award PSUs granted to the NEOs in 2025 assuming the highest level of performance (400% of the grant date fair value), were as follows: Mr. Schwaneke ($4,800,006); Mr. Shaker ($4,800,006); Mr.
Venkatachaliah ($1,750,010); Ms. Zamore ($2,000,016) and Mr. Sell ($7,200,009).
As of the grant date, the values of PSUs granted to the NEOs in 2024 assuming the highest level of performance (200% of the grant date fair value), were as follows: Mr. Sell ($4,500,006); Mr. Schwaneke ($4,341,635); Mr. Shaker ($3,500,003); and Mr. Venkatachaliah
($2,000,007). The grant date fair value of certain PSUs awarded to Mr. Schwaneke in 2024 that included a stock-price based vesting condition is calculated using a Monte Carlo simulation pricing model (which probability weights multiple potential outcomes) as of the grant date of the award. The significant assumptions used in the Monte Carlo simulation pricing model for the award included expected volatility of 58.6%, a risk-free interest rate of 4.46%, and expected dividend yield of 0%.
As of the grant date, the values of the PSUs granted to the NEOs in 2023 assuming the highest level of performance (200% of the grant date value), were as follows: Mr. Sell ($4,500,038); Mr. Shaker ($2,500,040); and Mr. Venkatachaliah ($2,500,040).
(3)Option Awards. Amounts reported in this column represent the aggregate grant date fair value of stock options, computed in accordance with FASB ASC Topic 718. For a discussion of the relevant assumptions used to calculate these amounts, please refer to heading “Stock-Based Compensation” under Note13 to the Annual Report.

agilon health 2026 Proxy Statement |	49

EXECUTIVE COMPENSATION
(4)Non-Equity Incentive Plan Compensation. The amounts in this column represent annual incentive compensation earned based on the achievement of pre-established annual financial, operational and individual performance goals during the immediately preceding fiscal year. See ““Executive Compensation—agilon's Executive Compensation Program—Annual Cash Incentives” above for more information.
(5)All Other Compensation. Amounts reported in this column for the Company’s NEOs for Fiscal Year 2025 include, as applicable,
Company contributions under the Company’s 401(k) plan as follows: Mr. Schwaneke, $14,000; Mr. Shaker, $14,000; Mr.
Venkatachaliah, $8,704; and Ms. Zamore, $14,000. Amounts for Fiscal Year 2025 for Mr. Sell also include $546,875 in severance payments paid during Fiscal Year 2025 pursuant to the Separation Agreement, dated July 29, 2025, between the Company and Mr. Sell
(the “Sell Separation Agreement”),which consisted of a cash payment in respect of his base salary continuation and annual incentive compensation entitlements. For more information about the Sell Separation Agreement, please see "Executive Compensation —
Potential Payments Upon Termination or Change in Control — Severance Payments".
(6)Mr. Schwaneke commenced his employment with the Company as of July 1, 2024, and amounts reported for Mr. Schwaneke in this row reflect that his base salary and non-equity incentive plan compensation were prorated for Fiscal Year 2024. Ms. Zamore is a named executive officer as of Fiscal Year 2025. In accordance with applicable SEC rules, only compensation information for the years in which
Mr. Schwaneke and Ms. Zamore were named executive officers is included in the table above.
(7)Mr. Sell's employment as Chief Executive Officer and President terminated as of July 29, 2025, and amounts reported for Mr. Sell in this row reflect his base salary and non-equity incentive plan compensation prorated for Fiscal Year 2025. In connection with his resignation,
Mr. Sell's outstanding and unvested equity awards were forfeited upon his separation.

50	| agilon health 2026 Proxy Statement

EXECUTIVE COMPENSATION
Grants of Plan-Based Awards for Fiscal Year 2025
The following table provides information concerning awards granted to the NEOs in Fiscal Year 2025 under any plan.

Name	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares or Units(3) (#)	All Other Awards: Number of Securities Underlying Options(4) (#)	Exercise or Base Price of Option Awards ($/SH)	Grant Date Fair Value of Stock and Option Awards(5) ($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Jeffrey Schwaneke		234,375	468,750	703,125

	4/1/2025								26,923	102	1,750,000

	4/1/2025							17,156			1,750,002

	4/1/2025				11,764	11,764	47,056				1,200,001

Benjamin Shaker		168,750	337,500	506,250

	4/1/2025								26,923	102	1,750,000

	4/1/2025							17,156			1,750,002

	4/1/2025				11,764	11,764	47,056				1,200,001

Girish Venkatachaliah		159,375	318,750	478,125

	4/1/2025								7,692	102	500,001

	4/1/2025							4,902			500,004

	4/1/2025				4,289	4,289	17,156				437,502

Denise Zamore		159,375	318,750	478,125

	4/1/2025								15,384	102	1,000,002

	4/1/2025							9,803			1,000,004

	4/1/2025				4,902	4,902	19,608				500,004

Steven Sell		281,250	562,500	843,750

	4/1/2025								34,615	102	2,250,001

	4/1/2025							22,058			2,250,002

	4/1/2025				17,647	17,647	70,588				1,800,002

(1)Threshold, target and maximum cash payouts available to the Company's NEOs under the Company's annual cash incentive compensation plan for Fiscal Year 2025. For more information, please see “Executive Compensation—agilon's Executive Compensation
Program—Annual Cash Incentives”.
(2)The Transformational Award was granted to executives as PSUs with a two-year performance period from January 1, 2025 through
December 31, 2026. Vesting depends on achievement of pre-established Adjusted EBITDA improvement goals. Maximum payout is earned only for performance substantially above the targeted level. In the event the applicable threshold performance conditions are not achieved, none of these PSUs will vest. For more information, please see "Compensation Discussion & Analysis — agilon's Executive
Compensation Program — Long-Term Equity Incentives — Fiscal Year 2025 Award Opportunities".
(3)Annual awards of RSUs that vest in three equal annual installments commencing on the first anniversary of the grant date, based on continued service through the applicable vesting date.
(4)Annual awards of stock options that vest in three equal annual installments commencing on the first anniversary of the grant date, based on continued service through the applicable vesting date.
(5)Aggregate grant date fair value of the applicable award, computed in accordance with FASB ASC Topic 718. Refer to heading “Stock-
Based Compensation” in Note 13 to the Consolidated Financial Statements in the Annual Report, and footnote (1) to the Summary
Compensation Table above, for a discussion of the relevant assumptions used to calculate these amounts.

agilon health 2026 Proxy Statement |	51

EXECUTIVE COMPENSATION
Narrative Disclosure to Summary Compensation Table and
Grants of Plan Based Awards Table
EMPLOYMENT AGREEMENTS
Each of Mr. Schwaneke, Mr. Shaker, and Mr. Venkatachaliah entered into employment agreements as part of their employment with the Company. In March 2026, Ms. Zamore entered into an employment agreement with the Company subsequent to her becoming an executive officer. Mr. Sell was also a party to an employment agreement with the Company prior to his resignation.
Jeffrey Schwaneke
Mr. Schwaneke originally entered into an employment agreement with the Company effective July 1, 2024 (the “Original
Schwaneke Agreement”), which did not provide for a fixed term and could be terminated at any time by either party. Under the Original Schwaneke Agreement, Mr. Schwaneke was eligible for annual incentive compensation with a target amount equal to 75% of his base salary. The Original Schwaneke Agreement also provided certain severance benefits. If Mr.
Schwaneke’s employment had been terminated by the Company without “cause” (other than due to death or disability)
before January 1, 2026, he would have been entitled to receive a cash payment equal to 12 months of his base salary and target annual incentive compensation and continued vesting of certain equity awards, subject to the terms of the applicable award agreements.
Effective January 1, 2026, the Company entered into an amended and restated employment agreement with Mr. Schwaneke
(the “A&R Schwaneke Agreement”), which generally continued Mr. Schwaneke’s base salary, target annual incentive opportunity and core severance framework, while revising certain equity award provisions and related terms. Under the A&R
Schwaneke Agreement, if Mr. Schwaneke’s employment is terminated by the Company without “cause” (other than due to death or disability) within 18 months following January 1, 2026, he is entitled to receive a cash payment equal to 12 months of his base salary and target annual incentive compensation and continued vesting of certain equity awards, subject to the terms of the applicable award agreements. Any severance payments under either agreement are conditioned, among other things, upon Mr. Schwaneke’s execution and non-revocation of a release of claims.
Benjamin Shaker
Mr. Shaker’s employment agreement does not provide a fixed term and may be terminated at any time by either party. Under his agreement, Mr. Shaker is eligible for payment of annual incentive compensation, with a target amount equal to 75% of his base salary. The employment agreement provides for certain severance benefits. If Mr. Shaker’s employment is terminated without “cause” or Mr. Shaker resigns for “good reason,” as such terms are defined in his employment agreement, he is entitled to receive cash payments equal to (i) 24 months of base salary, payable in equal installments on the Company’s normal payroll dates and (ii) two times his target annual incentive compensation, payable in equal monthly installments over 24 months on the Company’s normal payroll dates. Any severance payments are conditioned, among other things, upon Mr. Shaker’s execution and non-revocation of a release of claims.
Girish Venkatachaliah
Mr. Venkatachaliah’s employment agreement does not provide a fixed term and may be terminated at any time by either party. Under his agreement, Mr. Venkatachaliah is eligible for payment of annual incentive compensation, with a target amount equal to 75% of his base salary. The employment agreement provides for certain severance benefits. If Mr.
Venkatachaliah’s employment is terminated without “cause,” as such term is defined in his employment agreement, he is entitled to receive a cash payment equal to 12 months of his base salary and target annual incentive compensation, payable in equal monthly installments over 12 months. Any severance payments are conditioned, among other things, upon Mr.
Venkatachaliah’s execution and non-revocation of a release of claims.

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EXECUTIVE COMPENSATION
Denise Zamore
Effective March 27, 2026, the Company entered into an employment agreement with Ms. Zamore. Ms. Zamore's employment agreement does not provide a fixed term and may be terminated at any time by either party. Under her agreement, Ms. Zamore is eligible for payment of annual incentive compensation, with a target amount equal to 75% of her base salary. The employment agreement provides for certain severance benefits. If Ms. Zamore's employment is terminated without “cause,” or if she resigns for "good reason" as such terms are defined in her employment agreement, she is entitled to receive a cash payment equal to 12 months of her base salary and target annual incentive compensation, payable in equal monthly installments over 12 months, and continued medical, dental and vision insurance coverage for 12 months at active employee rates. Any severance payments are conditioned, among other things, upon Ms. Zamore's execution and non-revocation of a release of claims.
Steven Sell
The Company previously entered into an employment agreement with Mr. Sell (the “Original Sell Agreement”). Mr. Sell’s employment agreement did not provide a fixed term and could be terminated at any time by either party. Under the Original
Sell Agreement, Mr. Sell was entitled to an annual base salary of $750,000 and was eligible for payment of annual incentive compensation, with a target amount equal to 75% of his base salary. The Original Sell Agreement also provided for certain severance benefits. If Mr. Sell’s employment was terminated without “cause” or if he resigned his employment for “good reason,” as such terms were defined in the Original Sell Agreement, he would be entitled to receive (i) continued base salary for 18 months, payable on the Company’s normal payroll dates, (ii) a cash payment equal to his target annual incentive compensation, payable in equal monthly installments over 12 months on the Company’s normal payroll dates, (iii) any earned but unpaid annual incentive compensation for the fiscal year prior to the year in which Mr. Sell’s employment terminates and (iv) continued medical, dental and vision insurance coverage for 12 months at active employee rates. Any severance payments were conditioned upon, among other things, Mr. Sell’s execution and non-revocation of a release of claims and his continued compliance with applicable restrictive covenants, which include nondisclosure and non-
disparagement restrictions for an indefinite time period and restrictions relating to soliciting the Company’s customers and employees for two years following termination of Mr. Sell’s employment with the Company. In connection with Mr. Sell's resignation as Chief Executive Officer, the Company entered into a Separation Agreement with Mr. Sell dated July 29, 2025
(the “Sell Separation Agreement”), which set forth the terms of his separation and severance benefits. The specific terms of the Sell Separation Agreement are discussed under “Executive Compensation — Potential Payments Upon Termination or
Change-in-Control — Severance Payments.”

agilon health 2026 Proxy Statement |	53

EXECUTIVE COMPENSATION
Outstanding Equity Awards at Fiscal Year End
The following table provides information regarding equity awards held by the Company's NEOs as of December 31, 2025.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested ($)(2)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)		Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)(2)

Jeffrey Schwaneke	387	—		675.25	8/10/2032	—		—	—		—

	2,390	7,172	(7)	151.75	7/1/2034	—		—	—		—

	—	26,923	(8)	102.00	4/1/2035	—		—	—		—

	—	—		—	—	3,960	(14)	68,211	—		—

	—	—		—	—	—			10,558	(17)	181,862

	—	—		—	—	10,055	(15)	173,197	—		—

	—	—		—	—	—			6,033	(19)	103,918

	—	—		—	—	17,156	(16)	295,512	—		—

	—	—		—	—	—		—	11,764	(20)	202,635

Benjamin Shaker	10,293	—		25.00	12/30/2026	—		—	—		—

	12,075	—		94.75	2/9/2029	—		—	—		—

	1,850	—		575.00	4/14/2031	—		—	—		—

	1,335	448	(3)	576.75	4/14/2032	—		—	—		—

	758	760	(5)	711.50	4/14/2033	—		—	—		—

	3,228	9,687	(6)	111.50	4/15/2034	—		—	—		—

	—	26,923	(8)	102.00	4/1/2035	—		—	—		—

						135	(9)	2,325

						439	(11)	7,562

						5,886	(12)	101,386

						—		—	15,695	(17)	270,346

						17,156	(16)	295,512	—		—

								—	11,764	(20)	202,635

54	| agilon health 2026 Proxy Statement

EXECUTIVE COMPENSATION

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested ($)(2)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)		Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)(2)

Girish Venkatachaliah	2,000	—		365.50	1/28/2031	—		—	—		—

	2,000	—		731.00	1/28/2031	—		—	—		—

	4,441	—		575.00	4/14/2031	—		—	—		—

	740	—		575.00	4/14/2031	—		—	—		—

	1,068	358	(3)	576.75	4/14/2032	—		—	—		—

	758	760	(5)	711.50	4/14/2033	—		—	—		—

	1,845	5,535	(6)	111.50	4/15/2034	—		—	—		—

	—	7,692	(8)	102.00	4/1/2035	—		—	—		—

	—	—		—	—	108	(9)	1,860	—		—

	—	—		—	—	439	(11)	7,562	—		—

	—	—		—	—	3,363	(12)	57,928	—		—

	—	—		—	—	—		—	8,968	(17)	154,474

	—	—		—	—	4,902	(16)	84,437	—		—

	—	—		—	—	—		—	4,289	(20)	73,878

Denise Zamore	567	192	(4)	535.25	8/23/2032	—		—	—		—

	226	229	(5)	711.50	4/14/2033	—		—	—		—

	1,153	3,459	(6)	111.50	4/15/2034	—		—	—		—

	—	15,384	(8)	102.00	4/1/2035	—		—	—		—

	—	—		—	—	117	(10)	2,015	—		—

	—	—		—	—	132	(11)	2,274	—		—

	—	—		—	—	2,102	(12)	36,207	—		—

	—	—		—	—	—		—	5,605	(17)	96,546

	—	—		—	—	3,095	(13)	53,311	—		—

	—	—		—	—	—		—	1,666	(18)	28,697

	—	—		—	—	9,803	(16)	168,857	—		—

	—	—		—	—	—		—	4,902	(20)	84,437

Steven Sell (21)	—	—		—	—	—		—	—		—

agilon health 2026 Proxy Statement |	55

EXECUTIVE COMPENSATION
(1)The awards in this column consist of nonqualified stock options granted under the Company's Equity Incentive Plan that have previously vested.
(2)The amounts in this column were determined based on a $17.23 closing price of the Company’s common stock on December 31,
2025, as adjusted for the reverse stock split effected on March 30, 2026.
(3)These awards consist of nonqualified stock options granted under the Company's Equity Incentive Plan that will vest 25% on each anniversary of April 14, 2022, subject to each NEO’s continued employment through each applicable vesting date.
(4)These awards consist of nonqualified stock options granted under the Company's Equity Incentive Plan that will vest 25% on each anniversary of August 1, 2022, subject to Ms. Zamore's continued employment through each applicable vesting date.
(5)These awards consist of nonqualified stock options granted under the Company's Equity Incentive Plan that will vest 25% on each anniversary of April 14, 2023, subject to each NEO’s continued employment through each applicable vesting date.
(6)These awards consist of nonqualified stock options granted under the Company's Equity Incentive Plan that will vest 25% on each anniversary of April 15, 2024, subject to each NEO’s continued employment through each applicable vesting date.
(7)These awards consist of nonqualified stock options granted under the Company's Equity Incentive Plan that will vest 25% on each anniversary of July 1, 2024, subject to Mr. Schwaneke’s continued employment through each applicable vesting date.
(8)These awards consist of nonqualified stock options granted under the Company's Equity Incentive Plan that will vest 33% on each anniversary of April 1, 2025, generally subject to the applicable NEO’s continued employment through each vesting date. For Mr.
Schwaneke, see “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table—Employment
Agreements” for a description of continued vesting rights that may apply following certain qualifying terminations.
(9)These awards consist of RSUs granted under the Company's Equity Incentive Plan that will vest 25% on each anniversary of April 14,
2022, subject to each NEO’s continued employment through each applicable vesting date.
(10)These awards consist of RSUs granted under the Company's Equity Incentive Plan that will vest 25% on each anniversary of August 1,
2022, subject to Ms. Zamore's continued employment through each applicable vesting date.
(11)These awards consist of RSUs granted under the Company's Equity Incentive Plan that will vest 25% on each anniversary of April 14,
2023, subject to each NEO’s continued employment through each applicable vesting date.
(12)These awards consist of RSUs granted under the Company's Equity Incentive Plan that will vest 25% on each anniversary of April 15,
2024, subject to each NEO’s continued employment through each applicable vesting date.
(13)These awards consist of RSUs granted under the Company's Equity Incentive Plan that will vest 50% on the second anniversary and
50% on the third anniversary of June 1, 2024, subject to Ms. Zamore’s continued employment through the vesting date.
(14)These awards consist of RSUs granted under the Company's Equity Incentive Plan that will vest 25% on each anniversary of July 1,
2024, subject to Mr. Schwaneke’s continued employment through each applicable vesting date.
(15)These awards consist of RSUs granted under the Company's Equity Incentive Plan that will vest 33% on each anniversary of July 1,
2024, subject to Mr. Schwaneke’s continued employment through the vesting date.
(16)These awards consist of RSUs granted under the Company's Equity Incentive Plan that will vest 33% on each anniversary of April 1,
2025, generally subject to the applicable NEO’s continued employment through each vesting date. For Mr. Schwaneke, see “Narrative
Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table—Employment Agreements” for a description of continued vesting rights that may apply following certain qualifying terminations.
(17)These awards consist of PSUs granted under the Company's Equity Incentive Plan that will vest based on performance against predetermined Revenue and Adjusted EBITDA goals at the end of the three-year performance period (December 31, 2026). The amounts in this column assume payout at threshold, though the PSU payouts may range from 50% at threshold performance level
(80% achievement of target) to 200% for maximum performance level (125% achievement of target).
(18)These awards consist of PSUs granted under the Company's Equity Incentive Plan that may become vested subject to attainment
(based on 40 trading day average closing price, exceeding twice the closing price of the Company's stock price on date of grant) and within three years from June 1, 2024.
(19)These awards consist of PSUs granted under the Company's Equity Incentive Plan that may become vested subject to attainment
(based on 40 trading day average closing price, exceeding twice the closing price of the Company's stock price on date of grant) and within three years from July 1, 2024.
(20)These awards consist of PSUs granted under the Company's Equity Incentive Plan that will vest based on performance against predetermined Revenue and Adjusted EBITDA goals at the end of the two-year performance period (December 31, 2026). The amounts in this column assume payout at threshold, though maximum payout is earned only if performance significantly exceeds the plan target.
(21)Mr. Sell's employment as Chief Executive Officer and President terminated effective July 29, 2025. Any unvested restricted stock units and other unvested equity awards held by Mr. Sell as of the date of termination were forfeited. Vested and unexercised stock options held by Mr. Sell as of the date of termination remained exercisable for ninety days following the date of termination and expired thereafter pursuant to the Sell Separation Agreement. As a result, Mr. Sell held no outstanding equity awards as of December 31,
2025.

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EXECUTIVE COMPENSATION
Option Exercises and Stock Vested for Fiscal Year 2025
The following table shows the number of stock options exercised by the Company's NEOs and stock awards held by the
Company's NEOs that vested during Fiscal Year 2025. For RSU awards, the value realized upon vesting is determined by multiplying the number of shares acquired on vesting by the closing price of the Company’s common stock on the NYSE on the applicable vesting date. For PSU awards, the value realized on the last trading day of the applicable performance period is determined by multiplying the number of shares at target by the closing price of the Company’s common stock on the
NYSE on the applicable vesting date.

Name	Options Awards		Stock Awards

	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)

Jeffrey Schwaneke	—	—	7,632	453,150

Benjamin Shaker	—	—	3,190	351,031

Girish Venkatachaliah	—	—	2,241	219,587

Denise Zamore	—	—	1,104	114,375

Steven Sell	—	—	3,405	472,331

Potential Payments Upon Termination or Change
in Control
Severance Payments
Mr. Sell ceased to serve as Chief Executive Officer of the Company and as a member of the Board effective July 29, 2025.
In connection with his separation, Mr. Sell and the Company entered into the Sell Separation Agreement. Under the Sell
Separation Agreement, Mr. Sell is entitled to severance payments consisting of (1) continued base salary for eighteen months following his separation date; (2) an amount equal to his target annual incentive compensation, payable over twelve months; and (3) continued medical, dental and vision coverage for up to twelve months at active employee rates, or reimbursement of COBRA premiums in excess of such rates. Unvested equity awards were forfeited as of the separation date, and vested stock options remained exercisable for ninety days following separation. For more information regarding the treatment of Mr. Sell's equity awards, please see Note 21 to the “Executive Compensation — Outstanding Equity Awards
at Fiscal Year End” table. The table below reflects the estimated amount of compensation paid and payable to Mr. Sell pursuant to the Sell Separation Agreement.

Name	Severance - Salary ($)	Severance - Target Annual Incentive Compensation ($)	Earned and Unpaid Annual Incentive Compensation ($)	COBRA Benefit Payment ($)	Total ($)

Steven Sell	1,125,000	562,500	—	42,145	1,729,645

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EXECUTIVE COMPENSATION
The information below describes and quantifies compensation that would have become payable to the other NEOs under the terms of their employment agreements or other arrangements, as applicable, if their employment had been terminated by the Company without “cause” on December 31, 2025 or, in the case of Mr. Shaker, if he had resigned for “good reason”
on such date. For Mr. Schwaneke, the amounts shown are based on the Original Schwaneke Agreement, which remained in effect through December 31, 2025. Ms. Zamore is not included in the table below because she did not enter into an employment agreement with the Company until March 2026 and, accordingly, was not entitled to severance benefits as of
December 31, 2025. The actual amounts or value payable to these NEOs can be determined only at the time of the executive’s separation from the Company. See “Narrative Disclosure to Summary Compensation Table and Grants of Plan-
Based Awards Table—Employment Agreements” above for a description of the severance benefits available to the
Company’s NEOs.

Name	Salary ($)	Target Annual Incentive Compensation ($)	Earned and Unpaid Annual Incentive Compensation ($)	COBRA Benefit Payment ($)	Total ($)

Jeffrey Schwaneke	625,000	468,750	—	—	1,093,750

Benjamin Shaker	900,000	675,000	—	—	1,575,000

Girish Venkatachaliah	425,000	318,750	—	—	743,750

Accelerated Vesting of Equity on a Change in Control
Outstanding options, RSUs and PSUs will generally not accelerate in connection with a “change in control” (as defined in the
Equity Incentive Plan), unless the Board of Directors determines that such awards will not be assumed or replaced with an
“alternative award” in the change in control. Awards that are not assumed or replaced with an alternative award will accelerate and be canceled in exchange for a payment equal to the price per share offered in the “change in control” minus, in the case of stock options, such stock option’s exercise price. Pursuant to the Equity Incentive Plan, any unvested options,
RSUs and PSUs that are assumed (or alternative awards issued in exchange for such awards) shall vest if, within 12 months following such “change in control”, the award-holder’s employment is terminated without “cause” or by the award-
holder for “good reason” as such terms are defined in the Equity Incentive Plan. In such case, PSU vesting would be based on target levels of performance.
The following table assumes a change in control of the Company occurred on December 31, 2025 and each NEO’s employment was terminated without “cause” or by an NEO for “good reason” as such terms are defined in the Equity
Incentive Plan. Based on such assumptions, the Company's NEOs would have received benefits from the accelerated vesting of unvested options, RSUs and PSUs in the following amounts. The values in the table set forth below are based on the closing price of the Company's common stock on the NYSE on December 31, 2025, which was $17.23, as adjusted to reflect the reverse stock split which became effective March 30, 2026. The values shown in the table below would also apply to the NEOs’ unvested awards if a change in control occurred on that date and the awards were not assumed or replaced with an alternate award as described above. Mr. Sell is not included in the following table, as he resigned from the Company effective July 29, 2025.

Name	Value of Accelerated Options ($)	Value of RSUs ($)	Value of PSUs ($)	Total Value ($)

Jeffrey Schwaneke	—	536,929	488,432	1,025,361

Benjamin Shaker	—	406,808	472,995	879,803

Girish Venkatachaliah	—	151,802	228,367	380,169

Denise Zamore	—	262,678	209,699	472,377

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EXECUTIVE COMPENSATION
Principal Executive Officer Pay Ratio
The following provides information about the relationship of the median annual total compensation of the Company's employees and the annual total compensation of the Company's principal executive officers. For Fiscal Year 2025 were
Steven Sell, Jeffrey Schwaneke and Benjamin Shaker. Following Mr. Sell's resignation, Mr. Schwaneke and Mr. Shaker were appointed as the Company's co-principal executive officers, effective July 29, 2025.
To determine the estimated ratio of principal executive officer pay to median employee pay, the Company considered its entire employee population of approximately 919 employees who were on the payroll during Fiscal Year 2025. The
Company then used base wages paid to these employees (other than the principal executive officers) during Fiscal Year
2025 as the form of compensation to determine the Company's median employee. The Company identified its median employee, whose total compensation, calculated in accordance with the rules applicable to the Summary Compensation
Table was $68,133 in Fiscal Year 2025.
The principal executive officer pay used for purposes of calculating this pay ratio is $5,610,878 for Mr. Schwaneke and
$5,357,548 for Mr. Shaker, which is their annual total compensation as reported in the Summary Compensation Table for
2025. As a result, the Company estimates the ratio of Mr. Schwaneke's pay to median employee pay for 2025 is approximately 82 to 1 and Mr. Shaker's pay to median employee pay for 2025 is approximately 79 to 1.
The SEC’s pay ratio disclosure rules permit the use of estimates, assumptions and adjustments. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above. Pay ratios vary from one company to another due to a variety of factors, including differences in the geographic distribution of their workforces, the breadth of work functions performed by company employees, and the relative share of salaried versus hourly employees.

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EXECUTIVE COMPENSATION
Pay Versus Performance for Fiscal Year 2025
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of
Regulation S-K, the Company is providing the following information about the relationship between “compensation actually paid”, for each of its Principal Executive Officers (PEOs) and its non-PEO NEOs, on an average basis, and certain financial performance of the Company for Fiscal Years 2025, 2024, 2023, 2022 and 2021. For further information concerning the
Company’s variable pay-for-performance philosophy and how the Company aligns executive compensation with the
Company’s performance, refer to “Executive Compensation—Compensation Discussion and Analysis.”

FY(1)	Summary Comp Table Total for Steven Sell ($)	Comp Actually Paid to Steven Sell ($)(2)(3)	Summary Comp Table Total for Jeffrey Schwaneke ($)	Comp Actually Paid to Jeffrey Schwaneke ($)(2)(4)	Summary Comp Table Total for Benjamin Shaker ($)	Comp Actually Paid to Benjamin Shaker ($)(2)(4)	Average Summary Comp Table Total for Non-PEO NEOs ($)	Average Comp Actually Paid to Non-PEO NEOs ($)(2)(5)	Value of Initial Fixed $100 Investment Based On:		Net Income (thousands) ($)(7)	Reported Adjusted EBITDA (thousands) ($)(8)

									Total Shareholder Return ($)	Peer Group Total Shareholder Return ($)(6)

2025	7,278,387	715,638	5,610,878	1,134,407	5,357,548	1,383,988	2,589,752	887,343	2.99	141.57	(391,347)	(296,155)

2024	5,416,043	(10,641,811)					3,716,419	(260,790)	8.26	123.53	(260,101)	(154,215)

2023	5,267,036	(3,573,313)					2,741,339	1,550,202	54.57	120.43	(262,803)	(95,001)

2022	5,789,157	(30,811,711)					1,961,158	(1,410,451)	70.17	118.00	(106,864)	4,251

2021	1,256,250	79,887,250					4,001,770	26,200,762	117.39	120.35	(406,787)	(38,619)

(1)The following table lists the PEOs and non-PEO NEOs for each of Fiscal Years 2025, 2024, 2023, 2022 and 2021.

Year	PEO	Non-PEO NEOs

2025	Steven Sell, Jeffrey Schwaneke and Benjamin Shaker	Girish Venkatachaliah and Denise Zamore

2024	Steven Sell	Jeffrey Schwaneke, Benjamin Shaker and Girish Venkatachaliah

2023	Steven Sell	Timothy Bensley, Veeral Desai, Benjamin Shaker and Girish Venkatachaliah

2022	Steven Sell	Timothy Bensley, Veeral Desai, Benjamin Shaker and Girish Venkatachaliah

2021	Steven Sell	Timothy Bensley, Veeral Desai, Theodore Halkias, Benjamin Shaker and Girish Venkatachaliah

(2)Amounts reported in this column represent the amount of “compensation actually paid” as computed in accordance with Item 402(v) of
Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to the NEOs during the applicable year. For the portion of “compensation actually paid” that is based on year-end stock prices, as adjusted for the reverse stock split which became effective on March 30, 2026, $17.23 was used for 2025, $47.50 was used for 2024, $313.75 was used for 2023,
$403.50 was used for 2022 and $675.00 was used for 2021.

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EXECUTIVE COMPENSATION
(3)The increases and decreases in these values are attributable largely to the changes in the value of Mr. Sell’s pre-IPO equity compensation awards in light of stock price movements. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. Sell’s total compensation for each year to determine the compensation actually paid:

Fiscal Year	2021 ($)	2022 ($)	2023 ($)	2024 ($)	2025 ($)

SCT Total Compensation	1,256,250	5,789,157	5,267,036	5,416,043	7,278,387

Less, value of Stock and Option Awards reported in SCT	—	4,500,032	4,500,051	4,500,009	6,300,005

Plus, Year-End value of Stock and Option Awards Granted in Fiscal Year that are Unvested and Outstanding	—	2,812,164	2,011,830	1,149,648	—

Plus, Change in Fair Value (from prior year-end) of Prior Year Stock and Option Awards that are Outstanding and Unvested	57,728,000	(27,495,000)	(8,219,253)	(8,005,528)	—

Plus, FMV of Stock and Option Awards Granted this Year and that Vested this Year	—	—	—	—	—

Plus, Change in Fair Value (from prior year-end) of Prior Year Stock and Option Awards that Vested this Year	20,903,000	(7,418,000)	1,867,125	(4,701,965)	800,980

Less Prior Year Fair Value of Prior Year Stock and Option Awards that Failed to Vest this Year	—	—	—	—	1,063,724

Compensation Actually Paid	79,887,250	(30,811,711)	(3,573,313)	(10,641,811)	715,638

(4)In accordance with the requirements of Item 402(v) of Regulation S-K the following adjustments were made to the total compensation of
Mr. Schwaneke and Mr. Shaker to determine the compensation actually paid for Fiscal Year 2025:

	Jeffrey Schwaneke	Benjamin Shaker

Fiscal Year	2025 ($)

SCT Total Compensation	5,610,878	5,357,548

Less, value of Stock and Option Awards reported in SCT	4,700,003	4,700,003

Plus, Year-End value of Stock and Option Awards Granted in Fiscal Year that are Unvested and Outstanding	753,054	753,054

Plus, Change in Fair Value (from prior year-end) of Prior Year Stock and Option Awards that are Outstanding and Unvested	(645,954)	(470,456)

Plus, FMV of Stock and Option Awards Granted this Year and that Vested this Year	—	—

Plus, Change in Fair Value (from prior year-end) of Prior Year Stock and Option Awards that Vested this Year	116,432	443,845

Less Prior Year Fair Value of Prior Year Stock and Option Awards that Failed to Vest this Year	—	—

Compensation Actually Paid	1,134,407	1,383,988

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EXECUTIVE COMPENSATION
(5)The following table shows the amounts deducted from and added to the average Summary Compensation Table total compensation to calculate the average “compensation actually paid” to the Company's non-PEO NEOs in accordance with the Item 402(v) of Regulation
S-K.

Fiscal Year	2021 ($)	2022 ($)	2023 ($)	2024 ($)	2025 ($)

Average SCT Total Compensation	4,001,770	1,961,158	2,741,339	3,716,419	2,589,752

Less, value of Stock and Option Awards reported in SCT	3,307,199	1,250,024	2,312,535	3,027,154	1,968,758

Plus, Year-End value of Stock and Option Awards Granted in Fiscal Year that are Unvested and Outstanding	4,366,866	781,166	1,068,277	566,509	315,052

Plus, Change in Fair Value (from prior year-end) of Prior Year Stock and Option Awards that are Outstanding and Unvested	780,300	(2,545,313)	(300,783)	(537,510)	(276,248)

Plus, FMV of Stock and Option Awards Granted this Year and that Vested this Year	—	—	—	—	—

Plus, Change in Fair Value (from prior year-end) of Prior Year Stock and Option Awards that Vested this Year	20,359,025	(357,438)	353,904	(325,077)	227,545

Less Prior Year Fair Value of Prior Year Stock and Option Awards that Failed to Vest this Year	—	—	—	(653,977)	—

Compensation Actually Paid	26,200,762	(1,410,451)	1,550,202	(260,790)	887,343

(6)Represents the peer group TSR (S&P 500 Health Care Index) as reflected in the Company's Annual Report pursuant to item 201(e) of
Regulation S-K for the fiscal year ended December 31, 2025. Each year reflects what the cumulative value of $100 would be, including reinvestment of dividends, if such amount were invested on April 14, 2021.
(7)Reflects “Net Income” in the Company’s Consolidated Financial Statements included in the Company’s Annual Reports on Form 10-K for each of the years ended December 31, 2025, 2024, 2023, 2022 and 2021.
(8)Company-selected measure is Reported Adjusted EBITDA, which is a non-GAAP financial measure defined as net income (loss)
adjusted to exclude: (i) income (loss) from discontinued operations, net of income taxes, (ii) interest expense, (iii) income tax expense
(benefit), (iv) depreciation and amortization, (v) stock-based compensation expense, (vi) severance and related costs, and (vii) certain other items not considered by the Company in the evaluation of ongoing operating performance. The Company reflects its share of
Reported Adjusted EBITDA for equity method investments by applying its actual ownership percentage for the period to the applicable reconciling items on an entity-by-entity basis. The Company selected Reported Adjusted EBITDA as its company-selected measure for evaluating pay versus performance because, among other reasons, it is an important measure of operating performance. Reported
Adjusted EBITDA differs from Adjusted EBITDA as used for compensation purposes in the Compensation Discussion and Analysis.
Please see the Appendix for the definition of, and reconciliation of, Reported Adjusted EBITDA, and “Executive Compensation—agilon's
Executive Compensation Program—Annual Incentive Compensation” for additional information regarding Adjusted EBITDA as used for compensation purposes.
Relationship between Pay and Performance. Below are graphs showing the relationship of “compensation actually paid” to the Company's PEOs and other NEOs in 2021, 2022, 2023, 2024 and 2025 to (1) the Company’s TSR, (2) the Company’s
net income, and (3) the Company’s Adjusted EBITDA. Also included is a graph showing the relationship between TSR of the
Company and TSR of the S&P 500 and the S&P 500 Health Care Index.
Compensation actually paid (“CAP”), as required under SEC rules, reflects adjusted values to unvested and vested equity awards during the years shown in the table based on year-end stock prices, various accounting valuation assumptions estimated based on applicable GAAP, and projected performance modifiers, but does not reflect actual amounts paid out for those awards. CAP generally fluctuates due to stock price achievement and varying levels of projected and actual achievement of performance goals. For a discussion of how the Compensation and Human Capital Committee assessed the
Company’s performance and pay to the Company's NEOs each year, see “Compensation Discussion and Analysis” in this proxy statement and in the proxy statements for Fiscal Years 2024, 2023, 2022 and 2021.

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EXECUTIVE COMPENSATION

agilon health 2026 Proxy Statement |	63

EXECUTIVE COMPENSATION

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EXECUTIVE COMPENSATION
Listed below are the financial and non-financial performance measures which in the Company's assessment represent the most important performance measures the Company uses to link compensation actually paid to the Company's NEOs, for
2025, to company performance. Adjusted EBITDA and growth in membership on Company platform are also metrics used to determine annual incentive compensation payouts. For more information on annual incentive compensation and actual payouts, see “Executive Compensation— agilon's Executive Compensation Program— Annual Incentive Compensation.”
Most Important Performance Measures for 2025

Adjusted EBITDA

Revenue

Growth in Membership on Company Platform(1)

Medical Margin(2)

(1)Measured by reference to the growth in the total members live on the agilon platform between December 31, 2024 and December 31,
2025.
(2)Represents amount earned from medical services revenue after medical services expenses are deducted. Medical services expense represents costs incurred for medical services provided to the Company's members.
Compensation of Directors
In May 2025, the Board of Directors adopted the following non-employee director compensation program, including a mix of cash and equity compensation:

Compensation	Amount

Initial Equity Award (for new appointments)	$185,000 option grant with three-year ratable vesting

Annual Equity Award	$185,000 RSU grant with one-year vesting

Annual Cash Retainer	$70,000

Committee Chair Annual Cash Retainer Fee	Audit Committee: $25,000 Compensation and Human Capital Committee: $15,000 Nominating and Governance Committee: $15,000 Compliance and Quality Committee: $15,000

The above dollar values of equity awards are converted into a number of shares of common stock, in the case of options, based on a Black-Scholes valuation in accordance with the Company’s financial reporting procedures at the time of grant and at an exercise price equal to the closing price of the common stock on the date of grant, and in the case of RSUs, converted based on the closing price on the date of grant. Prior to 2024, the annual equity awards to directors occurred in
April of each year at the same time as annual employee equity grants. Starting in 2024, such equity awards to directors will be made immediately following the annual meeting of stockholders.
The following table sets forth information regarding compensation for each of the Company's non-employee directors during the Company's fiscal year ended December 31, 2025. In Fiscal Year 2025, no director who is a CD&R partner (Mr. Sachdev)
was compensated by the Company for services as a director. Mr. Williams also does not receive fees paid in cash due to his original appointment as a CD&R Designee. Mr. Sell’s compensation for Fiscal Year 2025 is reported in the Summary
Compensation table above.

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EXECUTIVE COMPENSATION

Name	Fees earned or paid in cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Total ($)

Silvana Battaglia	70,000	185,001	—	255,001

Sharad Mansukani, M.D. (3)(3)	82,500	185,001	—	267,501

Diana McKenzie	85,000	185,001	—	270,001

Karen McLoughlin	95,000	185,001	—	280,001

Ravi Sachdev	—	—	—	—

Ronald Williams	—	185,001	—	185,001

William Wulf, M.D.	85,000	185,001	—	270,001

(1)Amounts reported in this column represent the grant date fair value of RSUs issued to Ms. Battaglia, Dr. Mansukani, Ms. McKenzie, Ms.
McLoughlin, Mr. Williams, and Dr. Wulf in Fiscal Year 2025, computed in accordance with FASB ASC Topic 718. The RSUs vest on the first anniversary of the grant date. As of December 31, 2025, directors held the following number of RSUs: Ms. Battaglia, 3,148; Dr.
Mansukani, 3,148; Ms. McKenzie, 3,148; Ms. McLoughlin, 3,148; Mr. Williams, 3,148; and Dr. Wulf, 3,148. Please refer to heading
"Stock Based Compensation" under Note 13 to the Consolidated Financial Statements in the Annual Report for a discussion of the relevant assumptions used to calculate these amounts.
(2)There were no stock options granted to Directors in Fiscal Year 2025. As of December 31, 2025, (i) Ms. Battaglia held 770 outstanding stock options, (ii) Dr. Mansukani held 25,750 outstanding stock options, (iii) Ms. McKenzie held 444 outstanding stock options, (iv) Ms.
McLoughlin held 318 outstanding stock options, and (vii) Dr. Wulf held 16,800 outstanding stock options. Please refer to heading "Stock
Based Compensation" under Note 13 to the Consolidated Financial Statements in the Annual Report for a discussion of the relevant assumptions used to calculate these amounts.
(3)Dr. Mansukani’s fees earned in cash reflect a prorated amount resulting from the increase in the amount payable to the Chair of the
Nominating and Governance Committee, effective May 2025.

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EXECUTIVE COMPENSATION
Equity Compensation Plan Information
The following table provides information as of December 31, 2025, with respect to shares of the Company's common stock that may be issued under the Company's existing equity compensation plans.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights		Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans

Equity compensation plans approved by security holders(1)(2)	517,386	(1)	$145.10	3,418,830	(2)

Equity compensation plans not approved by security holders	—		—	—

Total	517,386		$145.10	3,418,830

(1)Includes 517,386 shares of the Company's common stock subject to stock options outstanding under the agilon health 2021 Omnibus
Equity Incentive Plan (the “2021 Omnibus Plan”) as of December 31, 2025, 459,129 shares of the Company's common stock subject to
RSUs outstanding under the 2021 Omnibus Plan as of that date, and 189,676 shares of the Company's common stock subject to PSUs
(assuming the maximum performance levels were attained) outstanding under the 2021 Omnibus Plan as of that date. The number of shares subject to RSUs and PSUs have not been included in calculating the weighted-average exercise price of outstanding options, warrants and rights presented in the above table. No right to acquire shares of the Company's common stock were outstanding under the agilon health Employee Stock Purchase Plan (the “ESPP”). As of the date hereof, no shares of the Company's common stock or rights to acquire such shares have been issued under the ESPP, which is not active and has never been used to issue shares.
(2)Of these available shares of the Company's common stock, 3,106,206 were available for award grants under the 2021 Omnibus Plan as of December 31, 2025 and 312,624 were available for purchase under the ESPP as of that date. In addition, the 2021 Omnibus Plan provides that the number of shares or the Company's common stock available for issuance thereunder will be increased on the first trading day of each fiscal year in an amount equal to the lesser of (i) 5% of the outstanding shares of the Company's common stock on the last trading day of the immediately preceding fiscal year, or (ii) such other amount as the Board of Directors may determine. The
ESPP provides that the number of shares or the Company's common stock available for issuance thereunder will be increased on the first trading day of each fiscal year in an amount equal to the lesser of (i) 1% of the outstanding shares of the Company's common stock on the last trading day of the immediately preceding fiscal year, or (ii) such other amount as the Board of Directors may determine. The number of shares available under the 2021 Omnibus Plan as of December 31, 2025 includes shares that have become available pursuant to the annual increase provision through that date. The Board of Directors has determined that there was no increase to the number of shares available under the Company's ESPP pursuant to its annual increase provision since its adoption. The number of shares available for award grants under the 2021 Omnibus Plan may, subject to the limits of the 2021 Omnibus Plan, be used for any type of award authorized under the 2021 Omnibus Plan, including stock options, stock purchase rights, restricted stock, RSUs, PSUs, performance shares, stock appreciation rights, dividend equivalents, deferred share units, and other stock-based awards.

agilon health 2026 Proxy Statement |	67

Security Ownership of Certain
Beneficial Owners and
Management.
The following table sets forth information as of March 31, 2026, except as otherwise indicated in the footnotes to the table, with respect to the ownership of the Company's common stock by:
•each person known to own beneficially more than five percent of the Company's common stock;
•each of the Company's directors;
•each of the Company's named executive officers; and
•all of the Company's current executive officers and directors as a group.
The amounts and percentages of shares beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Securities that can be so acquired are deemed to be outstanding for purposes of computing such person’s ownership percentage, but not for purposes of computing any other person’s percentage. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.
Percentage computations are based on 16,605,995 shares of common stock outstanding as of March 31, 2026.
Except as otherwise indicated in the footnotes to the table, each of the beneficial owners listed has, to the Company's knowledge, sole voting and investment power with respect to the indicated shares of common stock. Unless otherwise set forth in the footnotes to the table, the address for each listed stockholder is 440 Polaris Parkway, Suite 550, Westerville,
OH 43082.

68	| agilon health 2026 Proxy Statement

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares

5% Stockholders

CD&R Vector Holdings, L.P.(1)	4,000,000	24.1%

Morgan Stanley(2)	2,008,009	12.1%

North Peak Capital Management, LLC(3)	1,576,478	9.5%

BlackRock, Inc.(4)	954,440	5.7%

Directors and Named Executive Officers

Ronald Williams(5)	147,009	*

Silvana Battaglia(6)	6,305	*

Sharad Mansukani, M.D.(7)	79,859	*

Diana McKenzie(8)	5,944	*

Karen McLoughlin(9)	6,392	*

Ravi Sachdev	—	—

William Wulf, M.D.(10)	31,433	*

Jeffrey Schwaneke(11)	24,161	*

Benjamin Shaker(12)	82,174	*

Girish Venkatachaliah(13)	23,411	*

Denise Zamore(14)	13,319	*

Steven Sell(15)	4,665	*

All current directors and executive officers as a group (11 persons)(16)	420,007	2.5%

*Less than one percent.
(1)Beneficial ownership is as of December 31, 2023 and based on Amendment No. 2 to Schedule 13G filed on February 8, 2024 by
CD&R Vector Holdings, L.P., CD&R Investment Associates IX, Ltd., and CD&R Associates IX, L.P., in which they reported shared voting and shared dispositive power over 4,000,000 shares. The mailing address for each of these entities is c/o Clayton, Dubilier &
Rice, LLC, 375 Park Avenue, New York, New York 10152. The 4,000,000 shares are held directly by CD&R Vector Holdings, L.P. and may be deemed to be beneficially owned by CD&R Investment Associates IX, Ltd., as the general partner of CD&R Vector Holdings,
L.P. CD&R Investment Associates IX, Ltd. expressly disclaims beneficial ownership of shares directly held by CD&R Vector Holdings,
L.P. Investment and voting decisions with respect to the shares held by CD&R Vector Holdings, L.P. are made by an investment committee of limited partners of CD&R Associates IX, L.P., currently consisting of more than ten individuals, each of whom is also an investment professional of CD&R (the "Investment Committee"). All members of the Investment Committee expressly disclaim beneficial ownership of the shares directly held by the CD&R Vector Holdings, L.P. CD&R Investment Associates IX, Ltd. is managed by two directors, Donald J. Gogel and Nathan K. Sleeper, and may be deemed to share beneficial ownership of the shares of Common
Stock directly held by CD&R Vector Holdings, L.P. Such persons expressly disclaim such beneficial ownership.
(2)Beneficial ownership is as of March 31, 2025 and based on Amendment No. 5 to Schedule 13G filed on May 5, 2025 by Morgan
Stanley and Morgan Stanley Investment Management, Inc., in which they reported shared voting power over 1,948,379 shares and shared dispositive power over 2,008,009 shares. The mailing address for Morgan Stanley is c/o Morgan Stanley Investment
Management Inc., 1585 Broadway, New York, New York 10036.
(3)Beneficial ownership is as of September 30, 2025 and based on Amendment No. 1 to Schedule 13G filed on November 13, 2025 by
North Peak Capital Management, LLC, North Peak Capital GP, LLC, North Peak Capital Partners, LP, North Peak Capital Partners II,
LP, North Peak Capital Alpha Fund, LP, North Peak Capital Ultra Fund, LP, Michael Kevin Kahan and Jeremy Steven Kahan in which

agilon health 2026 Proxy Statement |	69

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
they reported sole dispositive power over 297,600 shares and shared voting and dispositive power over 1,278,877  shares. The mailing address for North Peak Capital Management, LLC is 405 Lexington Avenue, Suite 5001, New York, NY 10174.
(4)Beneficial ownership is as of September 30, 2024 and based on the Schedule 13G filed on November 8, 2024 by BlackRock, Inc., in which it reported sole voting power over 937,543 shares and sole dispositive power over 954,440 shares. The mailing address of
BlackRock, Inc. is 50 Hudson Yards, New York, New York 10001.
(5)Includes 143,861 shares of common stock held by Mr. Williams and 3,148 restricted stock units that will vest on May 28, 2026.
(6)Includes 2,645 shares of common stock, 512 shares Ms. Battaglia has the right to acquire through the exercise of stock options and
3,148 restricted stock units that will vest on May 28, 2026.
(7)Includes 50,961 shares of common stock, 25,750 shares Dr. Mansukani has the right to acquire through the exercise of stock options and 3,148 restricted stock units that will vest on May 28, 2026.
(8)Includes 2,352 shares of common stock, 444 shares Ms. McKenzie has the right to acquire through the exercise of stock options and
3,148 restricted stock units that will vest on May 28, 2026.
(9)Includes 2,926 shares of common stock, 318 shares Ms. McLoughlin has the right to acquire through the exercise of stock options and
3,148 restricted stock units that will vest on May 28, 2026.
(10)Includes 11,485 shares of common stock, 16,800 shares Dr. Wulf has the right to acquire through the exercise of stock options and
3,148 restricted stock units that will vest on May 28, 2026.
(11)Includes 892 shares of common stock held under the Schwaneke Family Joint Spousal Trust, 5,800 shares of common stock, 2,777 shares Mr. Schwaneke has the right to acquire through the exercise of stock options, 8,974 options which will vest and become exercisable on April 1, 2026 and 5,718 restricted stock units that will vest on April 1, 2026.
(12)Includes 31,573 shares of common stock, 29,542 shares Mr. Shaker has the right to acquire through the exercise of stock options,
8,974 options which will vest and become exercisable on April 1, 2026, 827 options which will vest and become exercisable on April 14,
2026, 3,228 options which will vest and become exercisable on April 15, 2026, 5,718 restricted stock units which will vest on April 1,
2026, 354 restricted stock units which will vest on April 14, 2026 and 1,961 restricted stock units that will vest on April 15, 2026.
(13)Includes 2,331 shares of common stock, 12,852 shares Mr. Venkatachaliah has the right to acquire through the exercise of stock options, 2,564 options which will vest and become exercisable on April 1, 2026, 736 options which will vest and become exercisable on
April 14, 2026, 1,845 options which will vest and become exercisable on April 15, 2026, 1,634 restricted stock units which will vest on
April 1, 2026, 328 restricted stock units which will vest on April 14, 2026 and 1,121 restricted stock units that will vest on April 15, 2026.
(14)Includes 947 shares of common stock, 1,946 shares Ms. Zamore has the right to acquire through the exercise of stock options, 5,128 options which will vest and become exercisable on April 1, 2026, 113 options which will vest and become exercisable on April 14, 2026,
1,153 options which will vest and become exercisable on April 15, 2026, 3,267 restricted stock units which will vest on April 1, 2026, 65 restricted stock units which will vest on April 14, 2026 and 700 restricted stock units that will vest on April 15, 2026.
(15)Includes 2,703 shares of common stock held under the Steven J. Sell and Margaret D. Williams Revocable Inter Vivos Trust
Agreement and shares of common stock. Excludes 22,248 shares held by the Sell Family Trust and the Sell Children's Trust, each an irrevocable trust of which Mr. Sell is neither the trustee nor a beneficiary.
(16)Consists of 255,773 shares of common stock, 90,949 shares of the Company's common stock underlying vested stock options, and
73,304 shares of common stock underlying options and RSUs which shall vest within 60 days following March 31, 2026 for the
Company's executive officers and directors. For a list of the current directors and executive officers of the Company, please see page 5 and 23, respectively.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires executive officers and directors, a company’s Chief Accounting Officer and persons who beneficially own more than 10% of a company’s common stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Executive officers, directors, the Chief Accounting Officer and beneficial owners with more than 10% of the Company's common stock are required by SEC regulations to furnish the Company with copies of all
Section 16(a) forms they file.
Based solely on the Company's review of copies of such reports and written representations from its executive officers, directors and the CD&R Investor, the Company believes that its executive officers, directors, and the CD&R Investor complied with all Section 16(a) filing requirements during 2025, except that on January 30, 2026, a Form 4 was filed on behalf of William Wulf, M.D., relating to the purchase of Company common stock on November 12, 2025. The failure to timely report this transaction was inadvertent and the filing was made promptly upon discovery.

70	| agilon health 2026 Proxy Statement

Certain Relationships and
Related Party Transactions.
Policies and Procedures for Related Person Transactions
The Board of Directors has approved written policies and procedures with respect to the review and approval of certain transactions between the Company and a Related Person or a Related Person Transaction each as defined below (the
“Related Person Transaction Policy”). Under the terms of the Related Person Transaction Policy, the Board of Directors,
acting through the Audit Committee, must review and determine whether to approve any Related Person Transaction, which are transactions between the Company and Related Persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a Related Person has or will have a direct or indirect material interest. Any
Related Person Transaction is required to be reported to the Company's legal department, which will then determine whether it should be submitted to the Audit Committee for consideration. The Audit Committee must then review and determine whether to approve any Related Person Transaction.
For the purposes of the Related Person Transaction Policy, a “Related Person Transaction” means a transaction, arrangement or relationship or any series of similar transactions, arrangements or relationships in which the Company, including any of its subsidiaries, were, are or will be a participant, and in which any Related Person had, has or will have a direct or indirect interest; and a “Related Person” means any person who is, or at any time since the beginning of the
Company's last fiscal year was, a director or executive officer of agilon health or a nominee to become a director of agilon health; any person who is the beneficial owner of more than five percent of the Company's common stock; any immediate family member of any of the foregoing persons, including any child, stepchild, parent, stepparent, spouse, sibling, mother-in-
law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the director, executive officer, nominee or more than five percent beneficial owner, and any person (other than a tenant or employee) sharing the household of such director, executive officer, nominee or more than five percent beneficial owner; and “spouse” includes an individual married to a person of the same sex if the couple is lawfully married under state law, regardless of the individual’s domicile; and any firm, corporation or other entity in which any of the foregoing persons is a general partner or, for other ownership interests, a limited partner or other owner in which such person has a beneficial ownership interest of ten percent or more.
Other than as described below, since December 31, 2023, the Company has not entered into any transactions, nor are there any currently proposed transactions, between the Company and a Related Person where the amount involved exceeds, or would exceed, $120,000, and in which any Related Person had or will have a direct or indirect material interest since
January 1, 2025.
Illumia Transactions
CD&R controls Gentiva Health Services ("Gentiva"), which wholly owns Illumia Health, LLC ("Illumia"). During the period beginning January 1, 2025 through December 31, 2025, Illumia provided palliative care services to members attributed to agilon health under a Value-Based Program Agreement entered into on January 1, 2025. For the year ended December 31,
2025, the Company incurred expenses of $8.4 million for provider services delivered by Illumia. The approximate dollar value of the Related Person's interest equals the amounts paid to Illumia. Other than the relationships described above, no director, executive officer, or immediate family member had a direct interest in these transactions. The material terms, including pricing, were negotiated at market‑based rates and, in management’s judgment, comparable to terms available from unaffiliated providers.
On November 19, 2025, the Audit Committee reviewed and ratified the transactions after considering, among other things, whether the terms were fair to the Company, whether the transactions were on terms comparable to those available from unrelated third parties, the nature of the related person’s interest, the business purpose, and the availability of alternatives.

agilon health 2026 Proxy Statement |	71

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
CD&R Stockholder Agreement
In connection with the Company's IPO, the Company entered into the CD&R Stockholder Agreement with the CD&R
Investor. The CD&R Stockholder Agreement grants the CD&R Investor the right to designate for nomination for election to the Board of Directors a number of CD&R Designees equal to:
•at least a majority of the total number of directors comprising the Board of Directors at such time as long as the
CD&R Investor beneficially owns at least 50% of the outstanding shares of the Company's common stock;
•at least 40% of the total number of directors comprising the Board of Directors at such time as long as the CD&R
Investor beneficially owns at least 40% but less than 50% of the outstanding shares of the Company's common stock;
•at least 30% of the total number of directors comprising the Board of Directors at such time as long as the CD&R
Investor beneficially owns at least 30% but less than 40% of the outstanding shares of the Company's common stock;
•at least 20% of the total number of directors comprising the Board of Directors at such time as long as the CD&R
Investor beneficially owns at least 20% but less than 30% of the outstanding shares of the Company's common stock; and
•at least 5% of the total number of directors comprising the Board of Directors at such time as long as the CD&R
Investor beneficially owns at least 5% but less than 20% of the outstanding shares of the Company's common stock.
For purposes of calculating the number of CD&R Designees that the CD&R Investor is entitled to nominate under the formula outlined above, any fractional amounts would be rounded up to the nearest whole number and the calculation would be made on a pro forma basis after taking into account any increase in the size of the Board of Directors. If the CD&R
Investor beneficially owns less than 5% of the outstanding shares of common stock, the CD&R Investor will no longer be entitled to designate any designees for nomination by the Board of Directors.
With respect to any vacancy of a CD&R-designated director, the CD&R Investor has the right to designate a new director for election by a majority of the remaining directors then in office.
The CD&R Stockholder Agreement provides that a CD&R Designee will serve as the Chairman of the Board of Directors as long as the CD&R Investor beneficially owns at least 25% of the outstanding shares of the Company's common stock. In
May 2023, the CD&R Investor disposed of certain shares of the Company's common stock in an underwritten offering and its holdings are now less than 25%. Notwithstanding the foregoing, Mr. Williams continues to serve as Executive Chairman of the Board.
The CD&R Stockholder Agreement also grants to the CD&R Investor certain other rights, including specified information and access rights.
Registration Rights Agreement
In connection with the Company's IPO, the Company entered into a registration rights agreement with the CD&R Investor.
The registration rights agreement grants to the CD&R Investor and its permitted assigns customary Form S-1 and Form S-3 demand registration rights and piggyback registration rights, in each case subject to customary terms and conditions.

72	| agilon health 2026 Proxy Statement

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Indemnification
The Company is a party to an indemnification agreement (the “Indemnification Agreement”) with the CD&R Investor,
Clayton, Dubilier & Rice Fund IX, L.P., Clayton, Dubilier & Rice Fund IX-A, L.P., CD&R Advisor Fund IX, L.P. (together, the
“CD&R Funds”) and CD&R, pursuant to which the Company indemnifies the CD&R Investor, the CD&R Funds and CD&R and each of their respective affiliates, successors, assigns, directors, officers, partners, members, employees, agents, advisors, consultants, representatives and controlling persons, against certain liabilities arising out of performance of the consulting agreements and any transaction fee agreements and certain other claims and liabilities, including liabilities arising out of financing arrangements and securities offerings. The Company's indemnification obligations under the Indemnification
Agreements are primary to any similar rights to which any indemnitee may be entitled under any other agreement or document.
The Company also provides customary indemnification to its directors and officers, which may include expense advancement.

agilon health 2026 Proxy Statement |	73

Proposal One.
Election of Directors
The following individuals, each of whom are currently serving on the Board of Directors, are nominated for election this year as Class II directors: Diana McKenzie, Karen
McLoughlin and Ronald Williams.
If elected, each of these individuals will each serve as a Class II director until the
2029 Annual Meeting of Stockholders and until their successor has been elected and qualified, or until their earlier death, resignation or removal. In the event that any nominee for any reason is unable to serve, or for good cause will not serve, the proxies will be voted for such substitute nominee as the Board of Directors may determine. The
Company is not aware of any nominee who will be unable to serve, or for good cause will not serve, as a Class II director.
The relevant experiences, qualifications, attributes or skills of each nominee that led the Board of Directors to recommend the above persons as a nominee for director are described above in the sections entitled “The Board of Directors" and "Corporate
Governance.”
BOARD NOMINEES
Diana McKenzie
Karen McLoughlin
Ronald Williams
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE
ELECTION OF EACH OF THE CLASS II NOMINEES LISTED ABOVE.

74	| agilon health 2026 Proxy Statement

Proposal Two.
Ratification of Selection of Independent Registered Public
Accounting Firm
The Audit Committee of the Board of Directors has selected Ernst & Young LLP as the Company's independent registered public accounting firm for the year ending December 31, 2026 and recommends that the stockholders vote for ratification of such selection. The Audit Committee has sole and direct responsibility for the appointment, retention, termination, compensation, evaluation, and oversight of the work of any independent registered public accounting firm engaged by the
Company. In the event of a negative vote on the ratification, the Audit Committee may reconsider its appointment of Ernst &
Young LLP for the year ending December 31, 2026; however, the Audit Committee will consider the outcome of the vote when making appointments of the Company's independent registered public accounting firm in future years.
Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement, if they desire to do so, and to respond to appropriate questions from those attending the meeting.
Audit Fees and Related Fees
The following table presents, for the years ended December 31, 2025 and 2024, fees for professional services rendered by
Ernst & Young LLP for the audit of the Company's annual financial statements, audit-related services, tax services and all other services. In accordance with the SEC’s definitions and rules, “audit fees” are fees the Company paid Ernst & Young
LLP for professional services for the audit of the Consolidated Financial Statements included in the Company's Annual
Reports on Form 10-K, review of the financial statements included in the Company's quarterly reports on Form 10-Q and services that are normally provided by Ernst & Young LLP in connection with statutory and regulatory filings or engagements; and “tax fees” are fees for tax compliance, tax advice and tax planning.

	Year Ended December 31,

	2025	2024

Audit Fees(1)	$4,030,000	$4,447,920

Audit-Related Fees	—	—

Tax Fees	—	—

Other Fees	—	—

(1)Audit fees include fees related to the audit of the Company's annual consolidated financial statements and internal control over financial reporting, including the review of interim consolidated financial statements, other services associated with regulatory filings, including registration statement and consent services, as well as other fees associated with audits of certain subsidiaries of the Company.

agilon health 2026 Proxy Statement |	75

PROPOSAL TWO
Pre-Approval Policies and Procedures
In accordance with the Sarbanes-Oxley Act of 2002, the Audit Committee charter provides that the Audit Committee of the
Board of Directors has the sole authority and responsibility to pre-approve all audit services, audit-related tax services and other permitted services to be performed for the Company by its independent registered public accounting firm and the related fees. Under its charter and in compliance with rules of the SEC and PCAOB, the Audit Committee established a pre‑approval policy that requires the pre-approval of all services to be performed by the independent registered public accounting firm. The independent registered public accounting firm may be considered for other services not specifically approved as audit services or audit-related services and tax services so long as the services are not prohibited by SEC or
PCAOB rules and would not otherwise impair the independence of the independent registered public accounting firm.
All of the services performed by Ernst & Young LLP during the years ended December 31, 2025 and 2024 were approved in advance by the Audit Committee pursuant to the pre-approval policy.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”
RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS THE COMPANY'S
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING
DECEMBER 31, 2026.

76	| agilon health 2026 Proxy Statement

Proposal Three.
Advisory Vote to Approve Executive Compensation
Under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and Section 14A of the
Exchange Act, the Company’s stockholders are entitled to approve, on an advisory basis, the compensation of the
Company's named executive officers. This non-binding advisory vote, commonly known as a “Say on Pay” vote, gives the
Company's stockholders the opportunity to express their views on the compensation of the Company's NEOs. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company's NEOs and the philosophy, policies and practices described in this proxy statement.
As described in the “Compensation Discussion and Analysis” section of this proxy statement (the “CD&A”), the
Compensation and Human Capital Committee is tasked with the implementation of the Company's executive compensation philosophy, and the core of that philosophy has been and continues to be to pay executives based on the Company's performance. In particular, the Compensation and Human Capital Committee strives to attract and retain highly motivated, qualified and experienced executives, focus the attention of the NEOs on the strategic, operational and financial performance of the Company and encourage the NEOs to meet long-term performance objectives and increase stockholder value. To do so, the Compensation and Human Capital Committee uses a combination of short- and long-term incentive compensation to motivate and reward executives who have the ability to significantly influence the Company's long-term financial success and who are responsible for effectively managing the Company's operations in a way that maximizes stockholder value. It is always the intention of the Compensation and Human Capital Committee that the Company's executive officers be compensated competitively with the market and consistently with the Company's business strategy, sound corporate governance principles, and stockholder interests and concerns. The Company believes its compensation program is effective, appropriate and strongly aligned with the long-term interests of its stockholders and that the total compensation package provided to the Company's NEOs are reasonable and not excessive.
For these reasons, the Board of Directors is asking stockholders to vote “FOR” the following resolution:
“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in accordance with the rules of the U.S. Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is APPROVED.”
As you consider this Proposal 3, the Company urges you to read the CD&A section of this proxy statement for additional details on the Company's executive compensation for the year ended December 31, 2025, including the more detailed information about the Company's compensation philosophy and objectives and the past compensation of the Company's
NEOs, and to review the tabular disclosures regarding NEOs compensation together with the accompanying narrative disclosures in the “Executive Compensation” section of this proxy statement.
As an advisory vote, Proposal 3 is not binding on the Board of Directors or the Compensation and Human Capital
Committee, will not overrule any decisions made by the Board of Directors or the Compensation and Human Capital
Committee, or require the Board of Directors or the Compensation and Human Capital Committee to take any specific action. Although the vote is non-binding, the Board of Directors and the Compensation and Human Capital Committee value the opinions of the Company's stockholders and will carefully consider the outcome of the vote when making future compensation decisions for the Company's NEOs. The Company’s current policy is to provide stockholders with an opportunity to vote on the compensation of the NEOs each year at the annual meeting of stockholders. It is expected that the next such vote will occur at the 2027 Annual Meeting of Stockholders.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”
APPROVAL OF COMPENSATION PAID TO THE COMPANY'S NAMED EXECUTIVE
OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

agilon health 2026 Proxy Statement |	77

Questions and Answers About
the Proxy Materials and
Annual Meeting.
WHAT ARE THE PROXY MATERIALS?
The Board of Directors (“Board of Directors” or “Board”) of agilon health, inc., a Delaware corporation (referred to as “agilon,”
“agilon health,” or the “Company"), has made these proxy materials available to you on the Internet, or is providing printed proxy materials to you pursuant to your request, in connection with the solicitation of proxies for use at the Company's 2026
Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Tuesday, June 2, 2026, at 12:00 p.m., (Eastern Time),
via virtual meeting at www.virtualshareholdermeeting.com/AGL2026, for the purpose of considering and acting upon the matters set forth in this proxy statement.
This proxy statement includes important information that the Company is required to provide to you under the U.S.
Securities and Exchange Commission (the "SEC") rules and is designed to assist you in voting your shares. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice of Internet
Availability of Proxy Materials (“Notice of Internet Availability”). These proxy materials are being made available or distributed to you on or about April 22, 2026. As a stockholder, you are invited to virtually attend the Annual Meeting and are requested to vote on the proposals described in this proxy statement.
WHY DID I RECEIVE ONLY ONE COPY OF THE NOTICE OF INTERNET AVAILABILITY
AND HOW MAY I OBTAIN AN ADDITIONAL COPY?
The Company is sending one copy of the Company's Notice of Internet Availability to stockholders who share the same last name and address, unless they have notified the Company that they want to continue receiving multiple copies. This practice, known as “householding,” is designed to reduce duplicate mailings and save printing and postage costs.
If your household received a single mailing this year and you would like to have additional copies of the Company's Notice of
Internet Availability mailed to you or you would like to opt out of this practice for future mailings, the Company will promptly deliver such additional copies to you if you submit your request to agilon health, inc., c/o Corporate Secretary, 440 Polaris
Parkway, Suite 550, Westerville, OH 43082. You may also contact the Company in the same manner if you received multiple copies of the Notice of Internet Availability and would prefer to receive a single copy in the future.
All stockholders and beneficial owners may access the proxy materials at www.proxyvote.com as well as the
Company’s website – www.investors.agilonhealth.com. If you would like to receive a paper or e-mail copy of the
Company's proxy materials, at no charge, please make the request by mail to agilon health, inc., c/o Corporate
Secretary, 440 Polaris Parkway, Suite 550, Westerville, OH 43082, by Internet at www.proxyvote.com, by telephone to 1-800-579-1639 or by e-mail to sendmaterial@proxyvote.com.

78	| agilon health 2026 Proxy Statement

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND ANNUAL MEETING
WHAT ITEMS OF BUSINESS WILL BE VOTED ON AT THE ANNUAL MEETING?
The items of business scheduled to be voted on at the Annual Meeting are:
•Proposal 1: The election of three nominees named in the proxy statement as Class II directors for a three-year term expiring at the 2029 Annual Meeting of Stockholders.
•Proposal 2: The ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026.
•Proposal 3: An advisory vote approving the compensation paid to the Company’s named executive officers.
•To transact such other business as may properly come before the Annual Meeting or any reconvened meeting following any adjournment or postponement thereof.
HOW DOES THE BOARD OF DIRECTORS RECOMMEND I VOTE ON THESE
PROPOSALS?
•Proposal 1: “FOR” each of the nominees named in the proxy statement as Class II directors for a three-year term expiring at the 2029 Annual Meeting of Stockholders.
•Proposal 2: “FOR” the ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026.
•Proposal 3: “FOR” the advisory vote approving the compensation paid to the Company’s named executive officers.
At the discretion of the proxy holders, either “FOR” or “AGAINST,” any other matter or business that may properly come before the Annual Meeting.
As of the date hereof, the Board of Directors is not aware of any other such matter or business to be transacted at the
Annual Meeting. If other matters requiring a vote of the stockholders arise, the persons designated as proxies will vote the shares of common stock of the Company, par value $0.01 per share (“common stock”), represented by the proxies in accordance with their judgment on those matters.
WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?
The record date for stockholders entitled to notice of, and to vote at, the Annual Meeting is April 8, 2026. At the close of business on that date, the Company had 16,659,819 shares of common stock issued and outstanding and entitled to be voted at the Annual Meeting held by approximately 702 stockholders of record. A quorum is required for the Company's stockholders to conduct business at the Annual Meeting. The presence in person or by proxy of the holders of record of a majority of the shares of common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the
Annual Meeting. Each outstanding share of common stock is entitled to one vote. Dissenters’ rights are not applicable to any of the matters being voted upon at the Annual Meeting.
By granting a proxy, you authorize the persons named in the proxy to represent you and vote your shares at the Annual
Meeting. Those persons will also be authorized to vote your shares to adjourn the Annual Meeting from time to time and to vote your shares at any adjournments or postponements of the Annual Meeting.
Registered Stockholders. If your shares are registered directly in your name with the Company's transfer agent,
Computershare Trust Company, N.A. (“Computershare”), you are considered the stockholder of record with respect to those shares, and the Notice of Internet Availability was provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the Company’s representatives listed on its proxy card or to vote in person at the
Annual Meeting.
Beneficial Stockholders. If your shares are held in a stock brokerage account or by a broker, bank, trustee or other nominee, you are considered the beneficial owner of shares held in “street name” and the Notice of Internet Availability was forwarded to you by your broker, bank, trustee or other nominee, who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank, trustee or other nominee how to vote your shares using the methods prescribed by your broker, bank, trustee or other nominee on the voting instruction card provided to you. Beneficial owners are also invited to attend the Annual Meeting.

agilon health 2026 Proxy Statement |	79

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND ANNUAL MEETING
However, since you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you follow your broker’s, bank’s, trustee’s or other nominee’s procedures for obtaining a legal proxy.
WHAT VOTES ARE REQUIRED TO APPROVE EACH OF THE PROPOSALS?
Proposal 1, the nominees for election as a Class II director, will be elected by a the affirmative vote of the holders of a plurality of the votes cast of the outstanding shares of common stock present in person or represented by proxy at the
Annual Meeting and entitled to vote on the election of directors, which means that the three nominees receiving the highest number of affirmative votes will be elected.
Proposal 2, the ratification of the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ending December 31, 2026, will be determined by the affirmative vote of the holders of at least a majority of the outstanding shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. The Audit Committee has sole and direct responsibility for the appointment, retention, termination, compensation, evaluation and oversight of the work of any independent registered public accounting firm engaged by the Company. The Audit Committee has already appointed Ernst & Young LLP as the Company's independent registered public accounting firm for the year ending December 31, 2026. In the event of a negative vote on the ratification, the Audit Committee may reconsider its appointment of Ernst & Young LLP for 2026 and will consider the outcome of the vote in future decisions concerning the Company’s independent registered public accounting firm.
Proposal 3, the advisory vote approving the compensation paid to the Company’s named executive officers, will be determined by the affirmative vote of the holders of at least a majority of the outstanding shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. As an advisory vote, this proposal is not binding. However, the Board of Directors and Compensation and Human Capital Committee will consider the outcome of the vote when making future compensation decisions for the Company's named executive officers.
HOW ARE BROKER NON-VOTES AND ABSTENTIONS COUNTED?
Shares of common stock represented by proxies at the meeting, including broker non-votes and those that are marked
“WITHHOLD” or “ABSTAIN,” will be counted as shares present for purposes of establishing a quorum.
A broker non-vote occurs when a broker or nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the broker or nominee does not have discretionary voting power and has not received instructions from the beneficial owner. Brokers only have discretionary voting power with regard to “routine” matters. Only the ratification of the selection of the Company's independent registered public accounting firm in Proposal 2 is considered a “routine” matter. Your broker will therefore not have discretion to vote on the “non-routine” matters set forth in Proposals 1 and 3, absent direction from you. Broker non-votes are not voted affirmatively or negatively, they will therefore not have an effect on the outcome of Proposals 1 and 3.
Neither withholding authority to vote or abstaining with respect to one or more nominees will have an effect on the outcome of the election of directors in Proposal 1. As to Proposals 2 and 3, shares represented by proxies that are marked
“ABSTAIN” will have the effect of a vote against the proposal.
CAN I VOTE AT THE ANNUAL MEETING?
For stockholders with shares registered in the name of a brokerage firm or bank or other similar organization, you will need to obtain a legal proxy from the broker, bank, trustee or other nominee that holds your shares before you can vote your shares in person at the Annual Meeting. For stockholders with shares registered directly in their names with Computershare, you may vote your shares virtually at the Annual Meeting.
MAY STOCKHOLDERS ASK QUESTIONS?
Yes. Representatives of the Company will answer stockholders’ questions of general interest (with the exception of any questions that are irrelevant to the purpose of the Annual Meeting or the Company's business or that contain inappropriate or derogatory references) following the meeting in accordance with the rules and regulations of the Annual Meeting.

80	| agilon health 2026 Proxy Statement

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND ANNUAL MEETING
Questions can be asked by entering the question into the question-and-answer text box once in the virtual meeting. A representative of the Company will read the question aloud prior to responding. If the Company receives substantially similar questions, the Company will group such questions together and provide a single response to avoid repetition. The questions and answers will be posted on the Company’s website on the same page as other investor presentations for 30 days after the Annual Meeting. In case of technical issues, stockholders may call the technical support phone number(s) provided on the login page of the virtual stockholder meeting site.
CAN I VOTE VIA THE INTERNET?
For beneficial stockholders with shares registered in the name of a broker, bank, trustee or other nominee, a number of brokerage firms and banks are participating in a program that offers an Internet voting option. Stockholders should refer to the voting instruction card provided by their broker, bank, trustee or other nominee for instructions on the voting methods they offer. Registered stockholders with shares registered directly in their names with Computershare will also be able to vote using the Internet. For instructions on how to vote, please refer to the instructions included on the Notice of Internet
Availability.
If your shares are held in an account at a broker, bank, trustee or other nominee participating in this program or registered directly in your name with Computershare, you may vote those shares by accessing the Internet website address specified on your Notice of Internet Availability. The giving of such an Internet proxy will not affect your right to attend and to vote at the Annual Meeting should you decide to attend virtually.
The Internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to give their voting instructions and to confirm that stockholders’ instructions have been recorded properly. If you vote by Internet, you do not need to send in a proxy card or vote instruction form. The deadline for Internet voting will be 11:59 p.m., Eastern Time, on
June 1, 2026.
WHAT IF I RETURN MY PROXY CARD BUT DO NOT PROVIDE VOTING
INSTRUCTIONS?
If you provide specific voting instructions, your shares will be voted as you instruct. Unless contrary instructions are specified, if you sign and return a proxy card but do not specify how your shares are to be voted, the shares of the common stock represented thereby will be voted in accordance with the recommendations of the Board of Directors. These recommendations are: “FOR” the election of each of the nominees listed in this proxy statement as Class II directors of the
Company, “FOR” the ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026, and “FOR” the proposal regarding the advisory vote approving the compensation paid to the Company’s named executive officers. A stockholder’s submission of a signed proxy will not affect his or her right to attend and to vote at the Annual Meeting.
HOW DO I CHANGE OR REVOKE MY PROXY?
Subject to any rules your broker, bank, trustee or other nominee may have, you may change your proxy instructions at any time before your proxy is voted at the Annual Meeting. If you are a holder of record and wish to revoke your proxy instructions, you must either (1) subsequently submit a proxy via the Internet or by telephone, which will be available until
11:59 p.m., Eastern Time, June 1, 2026; (2) sign, date and deliver a later-dated proxy card so that it is received before the
Annual Meeting; (3) submit a written revocation so that it is received before 11:59 p.m., Eastern Time, June 1, 2026; (4)
send a notice of revocation via the Internet at www.proxyvote.com before 11:59 p.m., Eastern Time, June 1, 2026; or (5)
attend and vote at the Annual Meeting as set forth in "Can I Vote at the Annual Meeting" above. Attendance at the Annual
Meeting will not alone revoke a previously submitted proxy. If you hold your shares in street name, you must follow the instructions of your broker, bank or other intermediary to revoke your voting instructions.
WHO WILL COUNT AND CERTIFY THE VOTES?
Representatives of the firm of Broadridge Financial Solutions, Inc. (“Broadridge”) will count the votes and an independent
Inspector of Election will certify the election results. The results will be publicly filed with the SEC on a Form 8-K within four business days after the Annual Meeting.

agilon health 2026 Proxy Statement |	81

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND ANNUAL MEETING
HOW CAN I MAKE A PROPOSAL OR MAKE A NOMINATION FOR DIRECTOR FOR
NEXT YEAR’S ANNUAL MEETING?
You may present proposals for action at a future meeting or submit nominations for election of directors only if you comply with the requirements of the proxy rules established by the SEC and the Company's amended and restated by-laws, as applicable. In order for a stockholder proposal to be considered for inclusion in the Company's proxy statement and form of proxy relating to the Company's annual meeting of stockholders to be held in 2027, the proposal must be received by the
Company at the Company's principal executive offices no later than December 23, 2026. Stockholders wishing to bring a proposal or nominate a director at the annual meeting to be held in 2027 (but not include it in the Company's proxy materials) must provide written notice of such proposal to the Corporate Secretary at the Company's principal executive offices between February 2, 2027 and March 4, 2027 and comply with the other provisions of the Company's amended and restated by-laws. In addition, stockholders who intend to solicit proxies in support of director nominees other than the
Company’s nominees at the Company's annual meeting of stockholders to be held in 2027, must provide written notice to the Company setting forth the information required by Rule 14a-19 under the Exchange Act, unless the required information has been provided in a preliminary or definitive proxy statement previously filed by the stockholder. Such written notice must be provided in accordance with Rule 14a-19 no later than April 3, 2027. The notice requirement under Rule 14a-19 is in addition to the applicable notice requirements under the Company's amended and restated by-laws as described above.
WHO PAYS FOR THE COST OF PROXY SOLICITATION?
The Company will pay the expenses of soliciting proxies in connection with the Annual Meeting. Proxies may be solicited on the Company's behalf through the mail, in person, by telephone, or electronic transmission. In accordance with SEC and
NYSE rules, the Company will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their expenses of sending proxies and proxy materials as intermediaries to the beneficial owners of the Company's common stock.

82	| agilon health 2026 Proxy Statement

Other Business.
The Board of Directors does not know of any matters which will be brought before the Annual Meeting other than those specifically set forth in the Notice of Annual Meeting. If any other matters are properly introduced at the meeting for consideration, including, among other things, consideration of a motion to adjourn the meeting to another time or place, the individuals named in the Company’s proxy will have discretion to vote in accordance with their best judgment, unless otherwise restricted by law.
A list of stockholders entitled to be present and vote at the Annual Meeting will be available at 440 Polaris Parkway, Suite
550, Westerville, OH 43082 for inspection by the stockholders for purposes germane to the meeting from May 23, 2026, to the date of the Annual Meeting. The list also will be available during the Annual Meeting for inspection by stockholders who are present.
Whether or not you expect to attend the Annual Meeting, the Company urges you to vote via the Internet, as instructed on the proxy card, voting information card, and Notice of Internet Availability or, if so requested, by executing and returning the requested proxy card in the postage paid envelope that will be provided, so that your shares may be represented at the
Annual Meeting.
By Order of the Board of Directors,
Denise Zamore
Chief Legal Officer and Corporate Secretary
April 22, 2026

agilon health 2026 Proxy Statement |	83

OTHER BUSINESS
Website References
Information contained on or connected to any website referenced in this proxy statement is not incorporated by reference in this proxy statement or in any other report or document the Company files with the SEC. The Company routinely uses its
Investor Relations website to provide presentations, press releases, and other information that may be deemed material to investors. Accordingly, the Company encourages investors and others interested in agilon health to review the information that the Company shares at http://investors.agilonhealth.com. In addition, the Company's Investor Relations website allows interested persons to sign up to automatically receive e-mail alerts when the Company posts financial information.

84	| agilon health 2026 Proxy Statement

Appendix: Non-GAAP Financial
Measures.
In addition to providing results that are determined in accordance with U.S. GAAP, the Company presents medical margin and Reported Adjusted EBITDA, which are non-GAAP financial measures.
The Company defines medical margin as medical services revenue after medical services expense is deducted. Medical services expense represents costs incurred for medical services provided to the Company's members. As the agilon platform matures over time, the Company expects medical margin to increase in absolute dollars. However, medical margin per-member per-month (“PMPM”) may vary as the percentage of new members brought onto the agilon platform fluctuates.
New membership added to the platform is typically dilutive to medical margin PMPM. The Company believes this metric provides insight into the economics of its capitation arrangements as it includes all medical services expense directly associated with agilon members’ care.
The Company defines Reported Adjusted EBITDA as net income (loss) adjusted to exclude: (i) income (loss) from discontinued operations, net of income taxes, (ii) interest expense, (iii) income tax expense (benefit), (iv) depreciation and amortization, (v) stock-based compensation expense, (vi) severance and related costs, and (vii) certain other items that are not considered by the Company in the evaluation of ongoing operating performance. The Company reflects its share of
Reported Adjusted EBITDA for equity method investments by applying its actual ownership percentage for the period to the applicable reconciling items on an entity-by-entity basis.
Gross profit (loss) is the most directly comparable U.S. GAAP measure to medical margin. Net income (loss) is the most directly comparable U.S. GAAP measure to Reported Adjusted EBITDA.
The Company believes medical margin and Reported Adjusted EBITDA help identify underlying trends in its business and facilitate evaluation of period-to-period operating performance of its operations by eliminating items that are variable in nature and not considered by the Company in the evaluation of ongoing operating performance, allowing comparison of its recurring core business operating results over multiple periods. The Company also believes medical margin and Reported
Reported Adjusted EBITDA provide useful information about its operating results, enhance the overall understanding of its past performance and future prospects, and allow for greater transparency with respect to key metrics used for financial and operational decision-making. The Company believes medical margin and Reported Adjusted EBITDA or similarly titled non-
GAAP measures are widely used by investors, securities analysts, ratings agencies, and other parties in evaluating companies in its industry as a measure of financial performance. Other companies may calculate medical margin and
Reported Adjusted EBITDA or similarly titled non-GAAP measures differently from the way the Company calculates these metrics. As a result, the Company's presentation of medical margin and Reported Adjusted EBITDA may not be comparable to similarly titled measures of other companies, limiting their usefulness as comparative measures.
Reported Adjusted EBITDA is not considered a measure of financial performance under U.S. GAAP, and the items excluded therefrom are significant components in understanding and assessing the Company's financial performance. Reported
Adjusted EBITDA has limitations as an analytical tool and should not be considered in isolation or as an alternative to such
U.S. GAAP measures as net income (loss), cash flows provided by or used in operating, investing or financing activities or other financial statement data presented in the Company's consolidated financial statements as an indicator of financial performance or liquidity. Some of these limitations are:
•Reported Adjusted EBITDA does not reflect changes in, or cash requirements for, working capital needs;
•Reported Adjusted EBITDA does not reflect interest expense, or the requirements necessary to service interest or principal payments on debt;
•Reported Adjusted EBITDA does not reflect income tax expense (benefit) or the cash requirements to pay taxes;
•Reported Adjusted EBITDA does not reflect historical cash expenditures or future requirements for capital expenditures or contractual commitments;

agilon health 2026 Proxy Statement |	85

APPENDIX: NON-GAAP FINANCIAL MEASURES
•Although depreciation and amortization charges are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and Reported Adjusted EBITDA does not reflect any cash requirements for such replacements; and
•The expenses and other items that the Company excludes in its calculation of Reported Adjusted EBITDA may differ from the expenses and other items, if any, that other companies may exclude from similarly titled non-GAAP financial measures.
The following table sets forth a reconciliation of gross profit (loss) to medical margin using data derived from the Company's consolidated financial statements for the periods indicated (dollars in thousands):

Year Ended December 31,
2025
Gross profit (loss)(1)	$(160,021)
Other operating revenue	(11,235)
Other medical expenses	114,691
Medical Margin	$(56,565)
______________________
(1)    Gross profit (loss) is defined as total revenues less medical services expense and other medical expenses.
The following table sets forth a reconciliation of net income (loss) to Reported Adjusted EBITDA using data derived from the
Company's consolidated financial statements for the periods indicated (dollars in thousands):

	Year Ended December 31,
	2025	2024	2023	2022	2021
Net income (loss)	$(391,347)	$(260,101)	$(262,803)	$(106,864)	$(406,787)
(Income) loss from discontinued operations, net of income taxes	(14,000)	9,824	67,550	14,554	22,925
Interest expense	6,641	6,177	6,658	4,484	6,146
Income tax expense (benefit)	1,251	1,451	791	1,640	886
Depreciation and amortization	28,594	24,463	16,043	8,949	10,484
Impairments and (gain) loss on lease terminations	36,085	3,596	—	5,458	—
Severance and related costs	6,075	4,577	188	2,470	12,360
Stock-based compensation expense	49,119	50,657	69,326	28,069	291,672
EBITDA adjustments related to equity method investments(1)	43,304	17,582	22,694	3,737	1,736
Other(2)	(61,877)	(12,441)	(15,448)	(7,967)	5,836
Reported Adjusted EBITDA	$(296,155)	$(154,215)	$(95,001)	$(45,470)	$(54,742)
______________________
(1)    Includes elimination of certain trademark licensing, operating and administrative services provided by the Company to its equity method investments. The year ended December 31, 2023 includes $15.2 million of physician compensation expenses to reduce the physician partners’ compensation percentage in current and future years in exchange for the Company's common stock.
(2)  Includes interest income, transaction-related costs and elimination of certain trademark licensing, operating and administrative services provided by agilon health, inc. to equity method investments.

AGILON HEALTH, INC.
440 POLARIS PARKWAY, SUITE 550
WESTERVILLE, OHIO 43082

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/AGL2026

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following Class II nominees:

1. Election of Class II Directors

Nominees

	For	Against	Abstain
1a. Diana McKenzie	☐	☐	☐
1b. Karen McLoughlin	☐	☐	☐
1c. Ronald Williams	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposals:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000690044_1 R2.09.05.010

agilon health, inc.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF STOCKHOLDERS
JUNE 2, 2026

The stockholder(s) hereby appoint(s) Jeffrey Schwaneke and Denise Zamore, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of agilon health, inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held virtually at www.virtualshareholdermeeting.com/AGL2026 at 12:00 p.m., Eastern Time on Tuesday, June 2, 2026, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSALS 2 AND 3.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

Continued and to be signed on reverse side

0000690044_2 R2.09.05.010